UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                                     811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

1125 South 103 Street, Suite 200   Omaha, NE   68124-1071

(Address of principal executive offices)        (Zip code)

Weitz Investment Management, Inc., 1125 South 103 Street, Suite 200, Omaha, NE 68124-1071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (402) 391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

ANNUAL REPORT

March 31, 2023

EQUITY
Weitz Partners III Opportunity Fund
Weitz Partners Value Fund
Weitz Value Fund

ALLOCATION
Weitz Balanced Fund

FIXED INCOME
Weitz Core Plus Income Fund
Weitz Nebraska Tax-Free Income Fund
Weitz Short Duration Income Fund
Weitz Ultra Short Government Fund

2 2023 Annual Report

THE WEITZ PHILOSOPHY

Finding quality at a discount

There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.

Fundamental Research-Driven Process

Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.

Bottom-Up Focus

Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.

High-Conviction Investing

We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.

Today we are responsible for approximately $4 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.

We’re right beside you

Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

2023 Annual Report 3

TABLE OF CONTENTS

Beginning 2021, paper copies of the Fund’s shareholder reports are no longer sent by mail unless specifically requested. Reports will be made available at weitzinvestments. com and you will be notified by mail each time a report is posted. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically.

If you would like to receive the Fund’s future shareholder reports in paper free of charge, you may make that request (1) by contacting your financial intermediary; or (2) if you invest directly with the Fund, by calling 888-859-0698.

Value Matters	4
Fixed Income Insights	6
Performance Summary	9
Analyst Corner	10
Balanced Fund	12
Core Plus Income Fund	14
Nebraska Tax-Free Income Fund	18
Partners III Opportunity Fund	22
Partners Value Fund	24
Short Duration Income Fund	26
Ultra Short Government Fund	30
Value Fund	32
Schedule of Investments	34
Financial Statements	58
Notes to Financial Statements	66
Report of Independent Registered Public
Accounting Firm	74
Actual and Hypothetical Expenses for
Comparison Purposes	75
Other Information	76
Information About the Trustees and
Officers	77
Index Descriptions	79
Glossary of Terms	80

The management of Weitz Funds has chosen paper for the 84 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 2023 Annual Report

VALUE MATTERS: Staying Focused Through Changing Times

March 31, 2023

During the first quarter of 2023, the Federal Reserve continued to raise short-term interest rates in its quest to tame inflation. In response, the economy slowed, corporate earnings softened and a number of inflation measures moved in the right direction – lower.

Investors, having been conditioned over the past 20 years to expect relief from the Fed at the first sign of market weakness, appear to be positioned for a near-term policy “pivot.” Fed Chair Jerome Powell, on the other hand, has cautioned that rate cuts are not in the cards for 2023. Our guess is that while rates may not be raised much higher, the Fed is likely to keep them high for longer than many expect, to be sure their mission of taming inflation is accomplished.

Meanwhile, after a relatively stable January and February, Silicon Valley Bank (SVB) experienced a severe “run on the bank.” Regulators stepped in quickly to guarantee all SVB deposits in order to reassure depositors in all banks, but it was too late to save SVB. These developments both exacerbated fears of recession and raised hopes that the Fed would relent and lower rates.

Confusion and angst reigned as the quarter came to a close. To preview our working assumptions, we believe that the banking industry is sound and that good companies will cope successfully with the economic slowdown. We do not have predictions to offer, but we will try to answer some questions that our investors are likely asking.

Bank Failures – How Serious a Problem for Investors?

SVB has a colorful history, and the story of its failure is still being written. It was very different from most banks because of its concentration on the venture capital (VC) and technology startup industries. Deposits for all banks have risen sharply in recent years, reflecting stimulative fiscal and monetary policies, and SVB served an industry that was attracting lots of capital. A very large percentage of its deposits came from individuals and companies related to the VC world. Nearly all were held in accounts larger than the $250,000 FDIC limit and thus were uninsured.

The red-hot market for tech stocks had cooled some time ago, but ironically, the trigger for the bank run was SVB’s government bond portfolio. The bank had invested a large portion of its deposits in fixed-rate government bonds. As interest rates rose, the market value of those bonds declined. When it was disclosed that SVB’s unrealized losses were very large relative to its required regulatory capital, doubts arose about the safety of the uninsured deposits. In this closeknit community, connected by social media and influenced by a handful of VC decisionmakers, fear spread rapidly, and demands for withdrawals overwhelmed the bank. The FDIC moved quickly to guarantee its deposits, but it was too late to save SVB. Silvergate Bank and Signature Bank (SBNY) faced similar runs and were also seized by the FDIC.

The regulatory fix for the banking industry was to provide liquidity to all banks that experienced serious deposit outflows. By the nature of “fractional reserve banking,” all banks hold deposits and loans equal to many times their equity capital, so no bank can withstand a “run” on its deposits. But if depositors know their money is safe, there is no need for a run. The post-Great Financial Crisis (GFC) regulatory changes and disclosure requirements, especially for the largest banks, have made the banking system much sounder. It is all about confidence in the system.

A separate question for investors is the outlook for bank earnings. Rising interest rates impact the value of loan and bond portfolios and raise the cost of deposits as alternative investments (e.g., money market funds) provide stiffer competition for savings. A slower economy increases the risk of loan defaults, and post-Covid changes in shopping and office use threaten to have a serious impact on commercial real estate lending. Further, every financial “crisis” seems to bring with it new rules and regulatory costs.

Bank earnings may face headwinds for a while, but interest rate and credit cycles are a normal part of banking life. Each bank is different, and generalizing is dangerous. Investors will need to reassess the outlook for earnings growth on a case-by-case basis, but the stocks of sound banks, at the right price, can still make very attractive investments. Our only bank stock holding as of 3.31.2023 is JPMorgan Chase & Co. in the Balanced Fund. This will be, as they say, a “developing” story.

Will There Be a Recession in the U.S.?

We believe this question is a bit of a red herring. Whether the National Bureau of Economic Research labels this period a “recession” is not nearly as important as how our individual businesses perform. Interest rate sensitive industries, like housing, may already be in recession. Others that are less cyclical, or that are beneficiaries of a slowdown, are still doing well and may continue to grow despite a recession.

Our take is that the Fed does not know how hard it will be to bring inflation down to its 2% target. Ten-plus years of artificially suppressed interest rates, a pandemic that shut the country down for over a year, government spending of unprecedented scale, and three bear markets (20% drawdowns in the S&P 500) in five years (2018, 2020, and 2022) make references to financial history tenuous at best.

The Fed is taking action because it believes the economy is too strong and the labor market too tight. Its efforts to slow down activity and lessen wage and price pressures are designed to weaken the economy. Whether they “over-achieve” and cause a recession or get lucky with a “soft landing,” our working assumption is that the companies we own will emerge from this period with their business value and future prospects intact.

In fact, while it is hard to cheer for a recession, we believe that many great companies owe a measure of their success to opportunities that arose during tough economic times. Companies with cash at the right time can acquire great assets at good prices when sellers face financial distress. And they can buy back their own shares at attractive prices, which in turn increases the value per share for the remaining shareholders. Arguably, Berkshire Hathaway (BRK) would not have been able to acquire its largest subsidiary, BNSF Railway, in 2009 if not for the Great Financial Crisis.

Recessions are merely temporary interruptions in the very long-term trend of GDP and corporate earnings growth. BRK chairman and CEO Warren Buffett describes this in his company’s 2022

2023 Annual Report 5

annual report as the “American Tailwind.” The financial media wins by creating anxiety among its audience. This increases “engagement” and sells more advertising. Investors lose by trying to anticipate and respond to near-term price movements. As we advised in another letter years ago, turn off CNBC and turn on the History Channel. (Or Ted Lasso.)

Our Game Plan – Focus on Long Term Business Value Growth

In some ways, there is nothing new under the (investing) sun. Human nature doesn’t change, and emotions continue to drive asset price swings above and below “fair value” in recurring cycles. On the other hand, the last ten years have been quite extraordinary for financial markets and disorienting for investors. We are always working to understand what the “new normal” will be for office work, shopping, travel, hospitality, media, digital advertising, artificial intelligence, etc.

Over the course of 62 years of investing, we’ve learned to take grand pronouncements about change with grains of salt. Absolute terms like “never again” and “always” have a way of looking silly within a short period. Then again, extrapolating the recent past is also dangerous. The trick for investors is to stay calm and patient, remain curious about, and alert to, change, use common sense, and be realistic and intellectually honest with themselves.

It is disconcerting to face a murky near-term outlook for the economy, but really, “uncertainty” is a permanent condition. We are watching carefully as industries and companies evolve and government policymakers do their best to keep us safe and prosperous. Individuals and company managements are endlessly resourceful. Recessions, financial crises – and even pandemics – come and go. We are still firm believers that stock prices always find their way back toward underlying business value. As long as this is true, our version of “value investing” ought to serve us well.

For full portfolio results and information on individual companies’ contributions, we would refer you to the portfolio managers’ commentaries. We would also encourage you to read Tom and Nolan’s “Fixed Income Insights.” They have done a remarkable job of preserving shareholder capital in the midst of a severe bear market for bonds.

Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of 03/31/2023, the following portfolio companies constituted a portion of the net assets of Balanced Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

• Berkshire Hathaway, Inc: 2.6%, 10.1%, 5.9%, and 4.6%.

• JPMorgan Chase & Co: 1.3%, 0.0%, 0.0%, and 0.0%.

• SVB Financial Group: 0.0%, 0.0%, 0.0%, and 0.0%.

• Silvergate Capital Corp: 0.0%, 0.0%, 0.0%, and 0.0%.

• Signature Bank: 0.0%, 0.0%, 0.0%, and 0.0%.

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 2023 Annual Report

FIXED INCOME INSIGHTS: With Uncertainty Now the Norm, Bonds Remain Attractive

March 31, 2023

The first quarter was a rollercoaster ride. Bond and equity markets enjoyed a steep climb in January, only to fall in February on renewed inflation concerns and Federal Reserve hawkishness. March brought sudden fears of a banking crisis and, counterintuitively, ended with a strong rally in risk assets. While bank failures like Silicon Valley Bank (SVB) and Signature Bank are very unlikely to result in systemic risks, they create uncertainty around bank lending/credit availability and potential implications for the broader economy.

Stepping back, loan standards at banks have been tightening since last fall and tightened further in January. This was largely driven by slower repayments on existing loans due to rapidly rising interest rates. When interest rates increase rapidly, there is little incentive for refinance activity, and the lack of loan repayments, all else equal, reduces the availability of capital to make new loans.

Anecdotal evidence suggests loan standards are tightening even more briskly after recent bank failures prompted increased deposit risk. This makes sense. When banks face higher funding costs (and now the risk of tighter regulation and higher capital requirements), loans will become more expensive and harder to get. It remains to be seen how slower bank loan growth will impact the real economy, but at a minimum, it may add additional pressure on consumer and business spending already impacted by high inflation.

Zooming in on U.S. fixed income markets, the table below provides return data for select Bloomberg U.S. bond indexes for the first quarter. Longer duration and credit-sensitive indexes led the way as interest rates declined and credit performed well. Despite our lower duration profiles, we are pleased with the relative results that our investment process and flexible approach have yielded. For details regarding individual fund performance and analysis, see our funds’ quarterly commentaries.

After calmer conditions to start the year, interest rate volatility, as measured by the ICE BofA MOVE Index, reached its highest level since the Great Financial Crisis in October 2008. This played out with extreme movement in the shape of the yield curve. The table below highlights movements in U.S. Treasury yields over a broad spectrum of maturities. While the 2-year Treasury ended the first quarter down 40 bps, it fell 100 bps over three days following the SVB failure, the biggest move since 1982. Overall, yields across the maturity spectrum shifted down and flattened during the first quarter.

Interest rate volatility has also led to rapidly evolving views on the forward path of the Fed’s interest rate policy. The chart below highlights the pre-SVB expected path of Fed Funds (red line) and the current (as of March 20th) expected path (maroon line), which equates to an approximately 200 bps shift down in the Fed funds rate.

As a result, a great divide has emerged between market expectations and the Fed, which expects short-term interest rates to remain elevated for some time. We believe it is unlikely that a deeply inverted yield curve, along with expectations of significant Fed cuts, herald an environment of lower, yet sturdy economic growth and inflation returning to a long-run rate of 2%.

The amount of Fed easing that investors expect also matters. History would suggest that it is ill-advised to place risky bets on expectations of significant interest rate cuts. According to Morgan Stanley, since 1980 there have been six Fed easing cycles of 150 bps or more. Five of those six easing cycles were associated with recessions, or 83% of the time.

U.S. economic resiliency largely lies at the feet of the strong labor market and consumer spending. With the March 2023 unemployment rate near an all-time low of 3.5%, all eyes will remain on the jobs market. Since 1949, every time the unemployment rate has risen by 1% or more over a 12-month period, a recession has always happened.

2023 Annual Report 7

Rate volatility aside, credit markets broadly are not signaling much in the way of potentially hazardous conditions down the road. After a brief spike up to 164 bps in early March, broad investment grade credit spreads finished the first quarter at 145 bps, up from 138 bps at year-end. However, dispersion in credit spreads by sector and issuer has increased, which may present compelling opportunities. The high yield market faired even
better. After rising to 522 bps (up from 481 bps at year-end), high yield spreads finished the first quarter at 458 bps.

Outlook
We expect the path forward will be bumpy and the range of
outcomes will remain wide. However, we continue to add
attractive investments to our portfolios across a diverse array of sectors within corporate credit and securitized products. We also maintain sizable Treasury holdings to provide ballast and enable us to take advantage of opportunities brought on by market
turbulence. We remain highly focused on the credit performance of our underlying investments and, overall, we remain pleased with the quality and performance of our portfolios. Coupling our differentiated investment approach with the potential for forward returns that haven't been this good in many, many years leaves us very encouraged by future return possibilities.

Tom Carney	Nolan Anderson
tom@weitzinvestments.com	nolan@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Definitions: Investment-Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

8 2023 Annual Report

DISCLOSURES

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through Contractual Expiration Date of 07/31/2023. If this arrangement had not been in place, the performance results would have been lower.

The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

Performance quoted for the Balanced, Partners Value and Value Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.

Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Investor Class shares, had they, returns would have been different.

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 79 for a description of all indices. All indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg 1-3 Year U.S. Aggregate Index and the Bloomberg 5-Year Municipal Bond Index was 12/31/1992 and 1/29/1988, respectively.

On 12/29/2006, the Nebraska Tax-Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

2023 Annual Report 9

PERFORMANCE SUMMARY

Returns (%) as of 3/31/2023

				ANNUALIZED
					Since Fund		Inception	Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Partners III Opportunity - Investor (WPOIX)	2.83	2.83	(16.31)	3.62	4.23	11.04	8/1/2011	1.86	1.86
Partners III Opportunity - Institutional (WPOPX)	3.06	3.06	(15.80)	4.22	4.73	11.18	6/1/1983*	1.43	1.43
S&P 500 Index	7.50	7.50	(7.73)	11.18	12.23	11.02
Russell 3000 Index	7.18	7.18	(8.58)	10.44	11.73	10.74
Partners Value - Investor (WPVLX)	2.01	2.01	(11.97)	4.83	5.51	10.83	6/1/1983*	1.09	1.09
Partners Value - Institutional (WPVIX)	2.03	2.03	(11.81)	5.06	5.71	10.88	7/31/2014	0.89	0.91
S&P 500 Index	7.50	7.50	(7.73)	11.18	12.23	11.02
Russell 3000 Index	7.18	7.18	(8.58)	10.44	11.73	10.74
Value - Investor (WVALX)	6.01	6.01	(11.01)	9.29	8.53	10.04	5/9/1986*	1.04	1.04
Value - Institutional (WVAIX)	6.05	6.05	(10.88)	9.50	8.72	10.09	7/31/2014	0.89	0.90
S&P 500 Index	7.50	7.50	(7.73)	11.18	12.23	10.42
Russell 1000 Index	7.46	7.46	(8.39)	10.86	12.01	10.39

				ANNUALIZED
					Since Fund		Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Balanced - Investor (WBALX)	2.42	2.42	(4.12)	5.48	5.33	5.48	10/1/2003*	0.85	1.01
Balanced - Institutional (WBAIX)	2.48	2.48	(4.01)	5.59	5.38	5.51	3/29/2019	0.70	0.82
Morningstar Moderately Conservative Target Risk Index	3.90	3.90	(5.44)	3.77	4.36	5.44

				ANNUALIZED
					Since Fund		Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income - Investor (WCPNX)	3.25	3.25	(3.06)	2.69	N/A	2.74	7/31/2014*	0.50	0.89
Core Plus Income - Institutional (WCPBX)	3.27	3.27	(2.98)	2.81	N/A	2.90	7/31/2014*	0.40	0.62
Bloomberg U.S. Aggregate Bond Index	2.96	2.96	(4.78)	0.90	N/A	1.38
Nebraska Tax-Free Income - Investor (WNTFX)	1.84	1.84	0.91	1.27	0.94	4.10	10/1/1985*	0.45	1.02
Bloomberg 5-Year Municipal Bond Index	1.93	1.93	1.75	1.73	1.64	N/A
Short Duration Income - Investor (WSHNX)	1.96	1.96	0.83	1.74	1.38	4.56	8/1/2011	0.55	0.90
Short Duration Income - Institutional (WEFIX)	1.97	1.97	0.98	1.87	1.56	4.62	12/23/1988*	0.48	0.62
Bloomberg 1-3 Year U.S. Aggregate Index	1.51	1.51	0.24	1.21	0.99	N/A
Ultra Short Government - Institutional (SAFEX)	1.17	1.17	2.41	1.46	0.85	2.22	8/1/1991*	0.20	0.68
ICE BofA U.S. 6-Month Treasury Bill Index	1.17	1.17	2.61	1.56	1.02	2.74

* Denotes the Fund's inception date and the date from which Since Fund Inception performance is calculated.

10 2023 Annual Report

ANALYST CORNER

A Reintroduction to CarMax By Jon Baker, CFA

We first wrote about CarMax back in 2019, about a year after our initial purchases of shares priced in the low $60s. CarMax was then (and remains today) the largest used car dealer in the U.S. At the time, we described CarMax as authentically customer-focused, but aware that online competitors like Carvana had advanced the consumer experience ball well down the field. CarMax had responded with its first omnichannel ‘bricks & clicks’ market in Atlanta and was prepping a broader rollout of hybrid online and offline capabilities to its nationwide store base.

In 2019, both CarMax and Carvana already had difficult paths ahead. CarMax entered the year with an established brand and a huge volume lead but had to rebuild the digital workings of its entire business without impairing customer service. Carvana needed to manage enormous growth in the hopes of scaling before legacy retailers like CarMax could mimic its clean, purpose-built offering. In its sprint from behind, Carvana has endured years of heavy losses, plugging sustained cash flow shortfalls with debt and equity raises along the way. Then, along came COVID, asking still more difficult questions of both organizations.

In some ways, the pandemic may have helped CarMax’s digital transition. If the organization lacked true unanimity around the need for a seamless digital offering coming into this period, COVID’s forced store closures and occupancy restrictions focused efforts to digitize into a white-hot pinpoint. Within weeks of COVID’s initial waves, CarMax’s formerly in-person wholesale auctions – local sales of customer trade-ins not fit for CarMax’s own lots – went 100% virtual. The already-in-motion push of omnichannel capabilities across the chain’s 200+ stores accelerated.

Early 2020 brought curbside pick-up and home delivery to most buyers. In the back half of the year, CarMax enabled online car buying in all their markets and launched online instant appraisals for vehicles consumers wanted to sell. In 2021, CarMax introduced its “Love Your Car Guarantee,” including new 24-hour at-home test drives and a 30-day money-back option. More recently, CarMax debuted its finance-based shopping engine, allowing consumers to filter using accurate, real-time payment data.

Consumers responded positively to this evolved offering and in 2021 rewarded CarMax with its largest single-year increase in market share ever. However, in late 2021, cracks in the used vehicle market began to appear. CarMax’s shares peaked that November in the $150s and since then have underperformed the S&P 500 by about 35%.

Things were going so well, what happened?

In the several years prior to COVID, sales of new passenger cars and lightweight trucks in the U.S. averaged around seventeen million units per year. Used unit transactions averaged more than double that number over the same period. At COVID’s outset, new vehicle purchases plunged below a nine million unit annual run rate, and manufacturers scrambled to cancel supply orders, including commitments for semiconductor capacity – capacity that was quickly taken up for other uses. Soon, the combination of stimulus payments and constrained spending (on things like travel and dining) resulted in a particularly flush consumer. Despite very strong demand for new vehicles, semiconductor supply constraints began throttling production volumes by mid-2021. Manufacturers have managed only about 80% of ‘normal’ production levels since. That unfulfilled new vehicle demand inevitably leapt its banks, flowing unabated into the used market. Used vehicle prices went parabolic throughout 2021, topping out some 70% above pre-COVID levels.

Into this already noxious brew, we have more recently poured the highest auto loan interest rates since the Great Recession, making already expensive used vehicles even less affordable. Too few vehicles costing too much money at too high financing rates have combined to crater used vehicle transactions. In the most recently reported quarter, CarMax’s same-store retail unit volumes were down more than 20% from the prior year. Apart from the abrupt first quarter of COVID and the Great Recession, that is the worst volume growth quarter in our CarMax data stretching back to the year 2000.

CarMax’s stock price has been volatile for several months, and the company’s results in 2023 will almost certainly be terrible. Expecting sustained demand and a more normal supply environment, management got well out over their skis spending on investment initiatives. Having printed nearly $7 in earnings per share (EPS) a little over a year ago, it’s not too difficult to imagine EPS in the coming year beginning with a $2 – or even $1 – handle. To be frank, we would be surprised if the stock rerated meaningfully higher before the used vehicle market begins to normalize. Currently, nearly 15% of CarMax’s shares are sold short. In the very near term, we can understand the desire to bet against the stock.

So why own the stock?

The high-minded answer to that question is that we like CarMax’s people, its business model, and its culture. CarMax behaves in a way that cultivates long-term, balanced relationships with its stakeholders (customers, employees, lenders, investors), and we tend to believe that kind of behavior gets rewarded. As difficult as this omnichannel transition has been for CarMax, we think it puts them in the best position to serve the most used vehicle buyers in the country. We know we want exposure to these things for a long time to come, no matter the chasm the industry currently negotiates.

The baser response to that question – Why own the stock? – is that we are eager to capture the returns we believe are in store. Today, a CarMax shareholder would need to be asleep at the switch to lack appreciation for the likely damage to near-term earnings. To our minds, 2023 is effectively baked, and our gaze has turned toward the future. With earnings in a repaired used vehicle selling environment likely significantly higher than we expect near term, whether 2023 produces EPS of $3 or even $0 has little bearing upon our ultimate outcome.

If we love a business – and if we believe several years of high returns are in store – we are highly unlikely to sell shares in the hopes of sidestepping some temporary hit that may or may not ever come. If the share price of that business falls substantially and our expectations for future returns from that lower price level consequently grow, our more likely response would be to buy more. The gravitational pull of our largely unimpacted future business value grows stronger with each passing day – with each downtick of share price.

Now, this all presumes a business that is actually worthy of love –a business that will not be taken from us nor forced to dilute our ownership share. In that regard, the debt for which CarMax itself is responsible looks entirely reasonable relative to the value of its inventory. That borrowing will likely – and reasonably – evolve along with inventories as the volume of CarMax’s business itself

2023 Annual Report 11

evolves. And we are hard-pressed to think of a company more
capable of managing used vehicle inventories than CarMax.
The more we can grant CarMax a balance sheet positioned to
withstand great agitation, the less our expected future reward seems a matter of “if” but rather “when.”

As of 03/31/2023, CarMax, Inc. constituted a portion of the net assets of
Balanced Fund, Partners III Opportunity Fund, Partners Value Fund, and
Value Fund as follows: 0.0%, 4.1%, 3.2%, and 2.2%.

Holdings are subject to change and may not be representative of the
Fund's current or future investments.

Jon Baker, CFA, joined Weitz Investment Management in 1997. Prior to joining the firm, he audited equity funds (including the Weitz Funds) as a certified public accountant at McGladrey & Pullen. Jon has a bachelor's in accounting and computer applications from the University of Notre Dame.

12 2023 Annual Report

BALANCED FUND

Portfolio Managers: Brad Hinton, CFA & Nolan Anderson

Investment Style: Conservative Allocation

The Balanced Fund’s Institutional Class returned +2.48% for the first quarter compared to +3.90% for the Morningstar Moderately Conservative Target Risk Index. For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned -4.01% compared to -5.44% for the index.

Over a 10-year period, the Fund’s Institutional Class has returned +5.38% annualized compared to +4.36% for the index. With that longer-term lens, total returns well above inflation (10-year average rate of 2.4%) have helped our investors retain and build wealth.

The first quarter seemed reminiscent of Disney’s Space Mountain rollercoaster. Equity markets soared in January, dipped in February, endured abrupt twists and turns through a few harrowing “bank watch” weekends in March, and closed with a gentle glide higher into quarter-end. Through it all, investors may have felt like they too were on a thrill ride in the dark.

On balance, it was an acceptable quarter for the Fund. Solid absolute returns were welcome after a tough year. Risk taking was broadly rewarded, with aggressive growth stocks, longer duration bonds, and credit-sensitive securities leading the way. Our steady “pontoon boat” approach often does not keep pace in racier “speedboat” conditions, and we are comfortable with that trade-off over full market cycles.

Despite widespread positive returns, conditions – as mentioned – seemed like a rollercoaster ride. The March failures of Silicon Valley Bank and Signature Bank set off a wave of concern across financial markets. While swift action by the Federal Reserve, Federal Deposit Insurance Corporation (FDIC), and Treasury Department ensured that depositors of those institutions would not lose money, confidence was shaken in all but the largest financial institutions. Please see this quarter’s “Value Matters” for our take on how the bank failures fit into the bigger picture.

At a minimum, the Fed’s inflation-fighting formula just became more complicated – as banks repair their balance sheets, financial conditions will further tighten. Fearful of recession and chastened by 2022’s market declines, Wall Street has become even more adamant that the Fed should pause rate hikes now and move to cut interest rates later this year. This widely held consensus view is squarely at odds with the Fed’s stated intentions, setting up a showdown that will keep things interesting for the foreseeable future. In our view, the case for owning durable, resilient, and adaptable businesses and high-quality bonds has never been stronger.

Analog Devices, Microsoft, Alphabet, and Oracle were the Fund’s largest quarterly equity contributors. Business results ranged from “better than feared” to “quite good,” fueling double-digit stock returns. The financial and health care sectors lagged during the quarter as banking concerns flared and investors chased stocks with more octane. Charles Schwab was the Fund’s largest quarterly detractor, followed by Fidelity National Information Services (FIS), Danaher, and Honeywell.

We sold the Fund’s Schwab position in March. Our concerns were primarily related to the depth and length of a potential earnings valley. As the Fed pushed up short-term interest rates, money market funds and Treasury bills provided savers with clear alternatives to banks’ ultra-low yielding deposits. Schwab’s near-term cost of funding seemed likely to rise materially, one way or the other. Some earnings erosion is reflected in the stock price, but we sold as our view of the risk/reward framework shifted considerably. While our final exit price was well below the highs, Schwab was an exceptional contributor to Fund returns over the past three years.

Analog Devices, IDEX, Oracle, Fortive, and Linde were the Fund’s largest contributors for the fiscal year. The Fund’s industrial stocks held up better than the broader market as the economy remained resilient despite mounting pressures. Liberty Broadband, Alphabet, FIS, and Schwab were the Fund’s largest equity detractors for the fiscal year; however, the Qurate 8% preferred security was the Fund’s worst performer overall for this period. Qurate’s turnaround plan is off to a bumpy start, and we are monitoring developments closely.

We added to the Fund’s positions in Accenture, Berkshire Hathaway, Diageo, JPMorgan Chase, and FIS during the quarter. Our focus on more prosaic and well-entrenched businesses was intentional given the crosscurrents in the economy and financial markets. We sold the Fund’s Redwood Trust equity position after the stock rallied sharply early in the quarter. We still own the company’s convertible bonds that mature next year, which in our view offer reasonable value.

As principal payments continued to roll in from the Fund’s shorter-dated bonds, we have been able to reinvest at prevailing higher yields. We purchased more 3-year Treasuries, though we arguably were too tentative in adding duration. We also sprinkled in small individual positions in asset-backed debt, with a heavy focus on sponsor quality, structural protection, and straightforward collateral. Other than a modest purchase of bonds issued by Vulcan Materials, we were not active in corporate credit markets during the quarter.

The Fund’s fixed income portfolio now yields approximately 5%, with a duration under two years. This profile represents a remarkable improvement from a year ago, and for that matter, an improvement from most of the last decade. These yields are available with high average credit quality (more than 97% investment-grade), offering savers real and welcome alternatives.

The Fund’s overall portfolio continues to evolve with market conditions. We own common equity stakes in 27 companies totaling 42.9% of net assets. High-yielding, hybrid securities represent another 1.4% of the Fund. The fixed income portfolio includes investment-grade corporate bonds (1.1%), securitized debt (14.2%), Treasury securities (36.4%), and cash equivalents/ other (4.0%). We have plenty of capacity to lean into new opportunities as our team uncovers them.

We think the investing landscape for allocation investors has materially improved. In our view, the Fund is well positioned to deliver long-term capital appreciation. Sustained, higher interest rates have enhanced the current income outlook. And sizeable holdings of short maturity Treasury securities and cash provide healthy ballast with decent yields. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons.

Definitions: Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

2023 Annual Report 13

Returns

			Annualized
							Since
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/03)	Expense	Expense
WBALX - Investor Class	2.42%	2.42%	(4.12)%	7.01%	5.48%	5.33%	5.48%	0.85%	1.01%
WBAIX - Institutional Class	2.48	2.48	(4.01)	7.16	5.59	5.38	5.51	0.70	0.82
Morningstar Moderately Conservative Target Risk Index	3.90	3.90	(5.44)	5.06	3.77	4.36	5.44

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	2.6
Analog Devices, Inc.	2.5
Microsoft Corp.	2.4
Aon plc	2.1
Danaher Corp.	2.0
Thermo Fisher Scientific, Inc.	1.9
Vulcan Materials Co.	1.9
Visa, Inc.	1.9
Mastercard, Inc.	1.8
Laboratory Corp. of America Holdings	1.8
20.9

Top Stock Performers
		Average
	Return	Weight	Contribution
Analog Devices, Inc.	20.8%	2.3%	0.43%
Microsoft Corp.	20.5	2.2	0.42
Alphabet, Inc - Class C	17.2	1.6	0.26
Oracle Corp.	14.1	1.3	0.17
Accenture plc - Class A	7.5	1.2	0.15

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Charles Schwab	(34.8)%	1.1%	(0.52)%
Fidelity National Information Services	(18.9)	0.9	(0.15)
Danaher Corp.	(4.9)	2.1	(0.11)
Honeywell International, Inc.	(10.3)	0.9	(0.10)
Markel Corp.	(3.0)	1.9	(0.06)

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	2.09%	1.83%
Institutional	2.22	2.17

Industry Breakdown
% of Net Assets
Financials	13.9
Information Technology	10.3
Health Care	5.7
Materials	4.9
Communication Services	3.6
Industrials	3.4
Consumer Staples	1.1
Total Common Stocks	42.9
U.S. Treasuries	36.4
Asset-Backed Securities	9.2
Commercial Mortgage-Backed Securities	2.8
Mortgage-Backed Securities	2.2
Corporate Bonds	1.1
Corporate Convertible Bonds	0.9
Non-Convertible Preferred Stocks	0.5
Cash Equivalents/Other	4.0
Total Bonds & Cash Equivalents	57.1
100.0

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.2 years
Average Effective Maturity	2.4 years
Average Duration	1.8 years
Average Effective Duration	1.6 years
Average Coupon	2.4%

Credit Quality
Underlying Securities	% of Bond Portfolio
U.S. Treasury	67.5
U.S. Government Agency Mortgage Related Securities	1.5
AAA	17.8
AA	3.9
A	1.2
BBB	2.5
CCC	0.8
Non-Rated	1.6
Cash Equivalents	3.2
100.0

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Source (Top Performers, Bottom Performers): Statpro

14 2023 Annual Report

CORE PLUS INCOME FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Intermediate-Term Core Plus Bond

The Core Plus Income Fund’s Institutional Class returned +3.27% for the first quarter compared to a +2.96% return for the Bloomberg U.S. Aggregate Bond Index (Agg). For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned -2.98% compared to a -4.78% return for the index. Given the investment challenges of the past year, we are pleased to report positive absolute results for the quarter and good relative results for the fiscal year.

Despite the dizzying ups and downs of an extremely volatile first quarter, fixed income investors generally posted solid gains (our Fund included), riding the strong performance of U.S. Treasury bonds (as they often do). Price gains for bonds in January resulting from weak economic data fueled speculation of a Fed pivot, or at least a pause, in its year-long pursuit of higher short-term interest rates to slow inflation. February brought a ‘blowout’ jobs report that undermined any thoughts of a slowdown and resulted in a violent reversal of January’s interest rate rally (as rates decrease, bond prices increase). By early March, the yield curve had reached its deepest inversion (the difference between 2-year and 10-year U.S. Treasury rates) in over 40 years.

Recession fears eased and pundits began to believe the economy could grow despite the Fed’s efforts to tame inflation. Then came the collapse of Silicon Valley Bank (and others) and overall turmoil in the banking industry. Rates plummeted during the final stretch of the first quarter in a classic flight to safety amid growing worries about tightening lending conditions and the attendant effects on future economic growth. ‘Pause’ or ‘pivot’ has been replaced by market expectations of rate cuts later this year. Overall, the first quarter of 2023 had echoes of 2022. Instead of calm after a tumultuous year, investors have received more volatility and choppy markets. However, overall forward returns in fixed income (tax-free and taxable) are where the echoes/comparisons end. For the first time in seemingly forever, forward (coupon) returns compensate for this year’s volatile/ choppy markets where the higher overall yield environment presents a much wider range of attractive investment opportunities for fixed-income investors.

Whether the Fed does pause or pivot in its battle against inflation, we have been active in improving the forward return prospects for the Core Plus Income Fund. Part of this improvement can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund’s YTW increased from 3.32% on March 31, 2022, to 5.47% on March 31, 2023 – comparing favorably to the index’s YTW of 4.40% as of March 31 (see table below). As important, or perhaps more so, the difference of percentage change between the Fund’s and the index’s YTW has widened over the past year, while our duration has increased relative to the Agg.

YTW / Duration Analysis | Weitz Core Plus Income Fund vs. Bloomberg U.S. Agg
	3/31/2022	3/31/2023
Yield to Worst (%):			Change	%
Core Plus Income Fund	3.32	5.47	2.15	64.8
U.S. Agg. Index	2.90	4.40	1.50	51.7
	3/31/2022	3/31/2023
Average Duration (yrs):			Change	%
Core Plus Income Fund	4.8	5.2	0.4	8.3
U.S. Agg. Index	6.5	6.3	(0.2)	(3.1)

The chart below provides a longer-term view (since inception) of the Core Plus Income Fund’s forward return prospects, or yield-to-worst (YTW). Until the first quarter of 2020 (right-hand side of the bar chart below), the Fund’s YTW had never breached 4%. It has now exceeded 5.4% for three consecutive quarters. Given the average since September 30, 2014, of 3.3% of the time series below, today’s forward return prospects as measured by a YTW of 5.47% on March 31, 2023, reinforce comments we made in the 2022 year-end Fixed Income Insights (Bonds’ ‘Great Reset’ and the Return of Income), that we remain particularly optimistic about the role fixed-income has in an overall asset allocation framework.

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

	3/31/2023	12/31/2022	Qtr Over	3/31/2022	Yr Over
	Current	Previous	Qtr	Previous	Yr
Sector (% of Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	15.6	16.9	-1.3	22.9	-7.3
Corporate Convertible Bonds	0.3	0.4	-0.1	0.6	-0.3
Asset-Backed Securities	28.9	26.0	2.9	21.3	7.6
(ABS)
Corporate Collateralized	10.9	10.8	0.1	10.4	0.5
Loan Obligations (CLOs)*
Commercial Mortgage-	7.0	9.2	-2.2	10.9	-3.9
Backed Securities (CMBS)
Agency Mortgage-Backed	0.6	0.8	-0.2	1.2	-0.6
(MBS)
Non-Agency Mortgage	0.2	0.3	-0.1	0.6	-0.4
Backed (RMBS)
Non-Convertible Preferred	0.1	0.2	-0.1	0.7	-0.6
Stock
Taxable Municipal Bonds	0.2	0.2	0.0	0.6	-0.4
U.S. Treasury	39.7	40.7	-1.0	37.0	2.7
Common Stock	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	7.4	5.3	2.1	4.2	3.2
Total (does not include	100.0	100.0		100.0
CLO line)
High Yield**	6.6	8.4	-1.8	12.9	-6.3

Average Effective Duration	5.2	5.0	0.2	4.8	0.4
(years)
Average Effective Maturity	7.9	8.2	-0.3	7.3	0.6
(years)

2023 Annual Report 15

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**For the current period, high-yield exposure consists of investments in the Corporate, Corporate Convertible, ABS, and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

The largest change in sector allocation during the first quarter was an increase in asset-backed securities (ABS). We added new-issue automobile and consumer ABS, as well as middle-market collateralized loan obligations (CLOs). We continue to view the risk/reward in ABS as attractive despite the continued macro volatility. These new-issue transactions include collateral pools consisting of primarily newly originated loans that incorporate tighter underwriting standards and higher pricing.

We also reduced our exposure to commercial mortgage-backed securities (CMBS) as our ongoing surveillance work suggests that financial pressures continue to build across all commercial property types due to rising interest rates, despite generally strong operating performance. Should weakening fundamentals provide better entry points over the next several quarters, we have ample capacity to add CMBS exposure.

In terms of overall portfolio metrics, the Fund’s average effective maturity decreased to 7.9 years as of, March 31, 2023, from 8.2 years as of December 31, 2022, while our average effective duration increased to 5.2 years from 5.0 years over the same time period. These measures provide a guide to the Fund’s interest rate sensitivity. A higher average effective duration increases the Fund’s price sensitivity to changes in interest rates (either up or down). As of March 31, 2023, the average effective duration of the Agg was 6.3 years.

As of March 31, our high-yield exposure as a percent of net assets was 6.6%, down from 8.4% on December 31, 2022. Given that the Fund can invest up to 25% of net assets in high yield, we have ample capacity to take advantage of valuation discrepancies/ opportunities in the high yield area.

A key differentiator for the Fund relative to the Agg is our approximately 18% exposure to floating rate securities (versus no exposure for the Agg). Our floating rate securities primarily consist of A-rated to AAA-rated CLOs. Our CLOs consist of diversified pools of floating rate commercial real estate loans (7%), middle market corporate loans (10%), and large corporate loans (1%). Eighteen distinct real estate sponsors manage our commercial real estate loans. The underlying real estate is most concentrated in multifamily and – to a lesser extent – industrial, retail, office, and hospitality. Our corporate CLOs primarily consist of diversified portfolios of middle-market corporate loans, each originated by a private credit sponsor. Our corporate middle-market CLO investments are diversified across twenty distinct private credit managers, giving us exposure to a broad range of obligors categorized by size, industry, and geography. These investments provide attractive coupon income and diversification benefits that are not broadly accessible in bond indexes or passive, index-tracking ETFs.

Top Quarterly Contributors

•	Treasury Bonds: U.S. Treasuries were the largest positive contributor to performance. With a duration of approximately 10 years, our Treasury book benefited most from the decline in interest rates during the quarter.
•	Corporate Bonds: Investments in a wide variety of corporate bonds were the second-largest contributor to performance in the first quarter. High yield and longer maturity segments of our corporate bond portfolio outperformed the most.
•	Asset Backed Securities: Our ABS portfolio contributed solid coupon income to the portfolio and modest increases in market value.

Top Quarterly Detractors

•	No segment detracted from results in the quarter.

Fiscal Year Contributors

•	Asset Backed Securities: Our ABS portfolio contributed strong coupon income to the portfolio and modest increases in market value.
•	CLOs: Our CLO portfolio provided positive returns due to strong coupon income which more than offset market value declines.

Fiscal Year Detractors

•	Treasury Bonds: U.S. Treasuries were the largest detractor to performance for the fiscal year. With a duration of approximately 10 years, our Treasury book suffered market value declines due to rising interest rates.
•	Corporate Bonds: Investments in a wide variety of corporate bonds were the second-largest detractor to performance as rising interest rates detracted from performance.

Before revisiting our Fund strategy, we thought it would be timely to include a portion of the Fund’s inaugural shareholder letter from the third quarter of 2014. While we have increased the Fund’s duration which has brought us more in line with the Agg, we believe more compelling times lie ahead, particularly in longer-duration corporate bonds, for us to utilize longer-duration corporates more fully.

Core Plus Income Fund-Why Now? (Q3 2014)

“Frequent readers of either Wally’s quarterly shareholder letters or management discussions in our other bond-oriented Funds (Balanced or Short Duration Income Fund) would know we are not making any market timing, particularly bullish, call about the direction of interest rates in launching our new Core Plus Income Fund at this time. If anything, our recent commentaries have pointed out how challenging the fixed-income landscape has become since the peak of the credit crisis (i.e. low credit spreads on top of arguably suppressed ‘risk-free’, base rates). However, we do believe there will come a time when opportunities will present themselves to invest longer-term with the broader tool kit our Core Plus Income Fund possesses. In the meantime, your management team will invest within the Fund’s flexible mandate and patiently await more favorable investment circumstances.”

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average duration of 3.5 to 7 years. We may seek to capture attractive coupon income and potential price appreciation by investing in longer-duration and lower-quality bonds when attractively priced. We may also invest up to 25% in fixed-income securities that are not considered investment grade (such as high yield and convertible bonds as well as preferred and convertible preferred stock), and we do so when we perceive the risk/reward characteristics to be favorable.

16 2023 Annual Report

We do not, and will not, try to mimic any particular index as we construct our portfolio. We believe our flexible mandate and high-
conviction portfolio will benefit investors over the long term. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence work our equity teammates conduct on companies and industries.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize investment (or reinvestment) yield and to avoid making interest rate bets, particularly those that depend on interest rates going down. We have often maintained a lower duration profile than the index, particularly in very low-
yield environments. Our shorter duration profile has benefited shareholders in periods of rising interest rates.

Maintaining a diversified portfolio and liquidity reserves is a key element of our risk management approach. As a result, we have not held back from owning U.S. Treasury bonds and, at times like now, ample cash reserves. We believe this approach has served our clients well, particularly in extreme market environments like the pandemic brought upon us in March 2020.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. CRE
CLOs refer to commercial real estate collateralized loan obligations backed by a pool of commercial loads. Investment Grade Bonds are those securities rated at least BBB- by one or more credit rating agencies. Middle market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2023 Annual Report 17

Returns

					Annualized
						Since
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/14)	Expense	Expense
WCPNX - Investor Class	3.25%	3.25%	(3.06)%	2.44%	2.69%	2.74%	0.50%	0.89%
WCPBX - Institutional Class	3.27	3.27	(2.98)	2.50	2.81	2.90	0.40	0.62
Bloomberg U.S. Aggregate Bond Index	2.96	2.96	(4.78)	(2.77)	0.90	1.38

Fixed Income Attributes
Portfolio Summary
Average Maturity	7.9 years
Average Effective Maturity	7.9 years
Average Duration	5.7 years
Average Effective Duration	5.2 years
Average Coupon	4.00%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	6.5
Less than 1 year	17.0
1 - 3 Years	12.9
3 - 5 Years	12.9
5 - 7 Years	14.5
7 - 10 Years	6.6
10 Years or more	29.6
Common Stocks	0.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	40.0
U.S. Government Agency Mortgage
Related Securities	0.6
AAA	7.3
AA	11.8
A	13.1
BBB	13.9
BB	4.3
B	1.8
CCC	0.4
Non-Rated	0.3
Common Stocks	0.0
Cash Equivalents	6.5
100.0

30-Day SEC Yield

Share Class	Subsidized	Unsubsidized
Investor	4.95%	4.50%
Institutional	5.05	4.80

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expenses ratios are as of the Fund’s most recent Prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

18 2023 Annual Report

NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Tom Carney, CFA

Investment Style: Municipal-State Bond

The Nebraska Tax-Free Income Fund returned +1.84% in the first quarter compared to a +1.93% return for the Bloomberg 5-Year Municipal Bond Index. For the fiscal year ended March 31, 2023, the Fund’s total return was +0.91% compared to a +1.75% return for the index.

Overview

Municipal bonds posted solid gains in the first quarter, riding (as they often do) the strong, but extremely volatile, performance of U.S. Treasury bonds. Price gains in January resulting from weak economic data fueled speculation of a Fed pivot, or at least a pause, in its year-long pursuit of higher short-term interest rates to slow inflation. February brought a ‘blowout’ jobs report that undermined any thoughts of a slowdown and resulted in a violent reversal of January’s interest rate rally (as rates decrease, bond prices increase). By early March, the yield curve had reached its deepest inversion (the difference between 2-year and 10-year U.S. Treasury rates) in over 40 years. Recession fears eased and pundits began to believe the economy could grow despite the Fed’s efforts to tame inflation. Then came the collapse of Silicon Valley Bank (and others) and overall turmoil in the banking industry. Rates plummeted during the final stretch of the first quarter in a classic flight to safety amid growing worries about tightening lending conditions and the attendant effects on future economic growth. ‘Pause’ or ‘pivot’ has been replaced by market expectations of rate cuts later this year. Overall, the first quarter of 2023 had echoes of 2022. Instead of calm after a tumultuous year, investors have received more volatility and choppy markets. However, overall forward returns in fixed income (tax-free and taxable) are where the echoes/comparisons end. For the first time in seemingly forever, forward (coupon) returns compensate for this year’s volatile/choppy markets where the higher overall yield environment presents a much wider range of attractive investment opportunities for fixed income investors.

During the first quarter of 2023, municipal bonds modestly outperformed their U.S. Treasury counterparts as the ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury (the ‘tenor’ or maturity profile that most resembles the Nebraska Tax-Free Income Fund) declined from 64% on December 31, 2022, to 62% on March 31, 2023. The Municipal/Treasury ratio (M/T ratio) measures the relative attractiveness of tax-free municipal bonds. All else equal, the higher the ratio, the more appealing municipal bonds become, given their tax-advantaged status.

The chart below is a histogram of the 5-year municipal/Treasury ratio going back 30 years. The current ratio is noted on the chart, providing a visual of how the current level compares to the M/T ratio over a span of three decades.

Overall, today’s M/T ratio would suggest that municipal bonds are less appealing to their taxable counterparts than they have been over the past 30 years. However, the increased nominal yield environment, improved fiscal position of many municipal bond issuers, and lower overall supply help to explain some/much of today’s lower M/T ratio. The Fed’s most aggressive tightening campaign in history (bringing its policy rate from near-zero to 5%) has effectively ended the long yield drought in the bond market. Consequently, we’d reiterate the comments we made in the 2022 year-end Fixed Income Insights (Bonds’ ‘Great Reset’ and the Return of Income), that we remain optimistic about the role fixed income has in an overall asset allocation framework.

Top Quarterly Contributors

(Every segment contributed to results in the quarter. Below are some notable examples.)

•	School district general obligation bonds issued by Papillion-La Vista, Nebraska; Sarpy County Bellevue, Nebraska; Douglas County, Nebraska; and Lancaster County, Nebraska.
•	Tax-supported lease revenue bonds issued by Omaha, Nebraska; Public Facilities Corporation; and Sarpy County, Nebraska, certificates of participation.
•	Combined utility revenue bonds issued by Municipal Energy Agency of Nebraska, Grand Island, Nebraska, and Columbus, Nebraska.
•	General revenue bonds issued by Boys Town Village.
•	City general obligation bonds issued by Bellevue, Nebraska; Omaha, Nebraska; and Columbus, Nebraska.
•	Higher education revenue bonds issued by Nebraska State College Facilities Corporation, Saline, County, Nebraska (Doane University); and University of Nebraska Facilities Corporation (Health Center and College of Nursing Projects).
•	Hospital revenue bonds issued by Douglas County, Nebraska (Nebraska Medicine).
•	Water and sewer revenue bonds issued by Omaha, Nebraska; Salt Lake City, Utah, public utility; and Blair, Nebraska.

Top Quarterly Detractors:

•	No segment generated negative results in the quarter.

Fiscal Year Performance

For the fiscal year, all segments contributed to positive Fund results. The largest contribution segments included combined utilities revenue bonds, city general obligation bonds, higher education revenue bonds, miscellaneous tax revenue bonds, school district general obligation bonds, water and sewer revenue bonds, general revenue bonds, and electricity and public power bonds.

2023 Annual Report 19

Portfolio Metrics
Turning to portfolio metrics, the average effective duration of the
Fund declined from 3.6 years on December 31, 2022, to 3.4 years on March 31, 2023. Average effective maturity also declined from
4.0 years to 3.5 years over the same timeframe. Overall asset quality remains high, with approximately 89% rated A or better by one or more of the nationally recognized statistical rating organizations.

Following are additional details regarding the breakdown of our holdings. Our investments are broad, and they are all backed by a consistent philosophy: we strive to own only those investments we believe compensate us for the incremental credit risk.
Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

20 2023 Annual Report

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(10/1/85)	Expense	Expense
WNTFX	1.84%	1.84%	0.91%	0.14%	1.27%	0.94%	2.19%	4.10%	0.45%	1.02%
Bloomberg 5-Year Municipal Bond Index	1.93	1.93	1.75	0.70	1.73	1.64	2.92	N/A

30-Day SEC Yield

Share Class	Subsidized	Unsubsidized
	2.62%	2.36%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.2 years
Average Effective Maturity	3.5 years
Average Duration	3.2 years
Average Effective Duration	3.4 years
Average Coupon	3.4%

State Breakdown
% of Net Assets
Nebraska	83.3
Texas	3.0
New Mexico	1.3
Washington	1.1
California	0.7
Florida	0.7
Utah	0.4
Colorado	0.3
Cash Equivalents/Other	9.2
110.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	8.1
Less than 1 Year	8.1
1 -3 Years	25.2
3 - 5 Years	36.5
5 - 7 Years	10.3
7 - 10 Years	8.2
10 Years or more	3.6
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	6.4
AA	61.5
A	20.9
BBB	1.4
Non-Rated	1.7
Cash Equivalents	8.1
100.0

Sector Breakdown
% of Net Assets
Power	15.0
Hospital	9.7
Lease	8.4
Water/Sewer	5.9
General	4.3
Certificates of Participation	4.2
Airport/Transportation	3.2
Housing	2.4
Higher Education	2.1
Revenue	55.2
School District	13.4
City/Subdivision	8.2
County	6.7
State/Commonwealth	0.7
General Obligation	29.0
Escrow/Pre-Refunded	6.6
Cash Equivalents/Other	9.2
100.0

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Income from municipal securities is generally free from federal taxes and state taxes for residents of the issuing state. While the interest income is tax-free, capital gains, if any, will be subject to taxes. Income for some investors may be subject to the federal Alternative Minimum Tax (AMT).

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2023 Annual Report 21

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22 2023 Annual Report

PARTNERS III OPPORTUNITY FUND

Portfolio Managers: Wally Weitz, CFA & Drew Weitz

Investment Style: Multi-Cap Alternative

The Partners III Opportunity Fund’s Institutional Class returned +3.06% in the first quarter of 2023 compared to +7.18% for the Russell 3000. For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned -15.80% compared to -8.58% for the Russell 3000.

The March failure of Silicon Valley Bank and two additional financial institutions touched off a wave of concern across financial markets. Swift action by the Federal Reserve, Federal Deposit Insurance Corporation (FDIC), and Treasury Department guaranteed that depositors of those institutions would not lose money, but confidence was and remains shaken in all but the largest financial institutions. These challenges introduce yet another variable to the Fed’s inflation fighting formula; as banks repair their balance sheets, financial conditions will further tighten. Fearful of recession and having endured last year’s market declines, Wall Street has become even more adamant that the Fed should not only pause rate hikes now but move to cut them later this year. This widely held market consensus is squarely at odds with the Fed’s stated intentions, setting up a showdown for the foreseeable future. Regardless of who is right or wrong, what ultimately matters is how the businesses we own operate and adapt.

The portfolio holdings most directly impacted by the bank failures of the first quarter were Charles Schwab and Fidelity National Information Services (FIS), both top detractors for the quarter. Schwab is likely best known for its leading market trading platform, but over the years its consumer banking operations have grown into the tenth largest bank in the U.S. We believe both the trading and banking franchises remain strong, however, the current interest rate environment (particularly the availability of highly attractive yields in money market funds versus traditional deposits) has diminished the earnings power of the bank, at least in the short term. Given this uncertainty, we elected to move to the sidelines for now and free up capital for higher-conviction investment alternatives. Banking software provider FIS’s shares were also collateral damage as investors looked to shed any exposure to the small and regional banks that FIS serves. This, after several quarters of underwhelming operating results, lands FIS as our top detractor for the fiscal year period as well. Our FIS experience has been disappointing to be sure. But having re-underwritten our investment thesis and lowered our business value estimate, we believe investors have exacted too steep a penalty on FIS shares. From this lowered price, we are optimistic that new management can reestablish credibility with investors and unlock value through the planned separation of the banking software and merchant services businesses.

Beyond our financial holdings, Liberty SiriusXM’s quarterly declines were significant enough to land it on our quarterly detractors list. The company also joins Liberty Broadband on the detractors list for the fiscal year. Liberty Chairman John Malone and CEO Greg Maffei have a long, successful track record of pairing businesses with predictable and growing cash flow streams with prudent use of debt to enhance equity returns via share buybacks. SiriusXM and Charter Communications, the two primary operating entities of the Liberty holding companies, are two such examples. Lately, necessary operating investments (new satellites and streaming technology for Sirius, fiber-competitive speed upgrades and network expansions at Charter) have reduced the amount of capital available for repurchases. Investment cycles are not unusual, and both businesses will be better positioned afterward. We believe the long-term equity return potential remains intact. In the short term, we believe Liberty SiriusXM will also benefit from management’s decision to separate Liberty SiriusXM into two distinct tracking stocks to individually highlight the value of its ownership stakes of SiriusXM and Live Nation – currently both attributed to Liberty SiriusXM shares. This move will facilitate greater transparency for shareholders and potentially help reduce the shares’ discount to the market value of their underlying assets.

Although the first quarter saw some respite from 2022’s declines, the Fund’s short positions against market indices remained the top contributors to fiscal year. Meta Platforms’ “Year of Efficiency” (an initiative to restructure and improve financial performance) delivered a dramatic turnaround in its share price, recouping nearly all the losses from 2022. Delivering improved profitability in the near term is crucial, but we are encouraged for the long term by improving engagement trends and improved capabilities for advertisers in the aftermath of Apple’s iOS changes that damaged some of Meta’s ad targeting capabilities. Technology companies broadly delivered outsized gains in the quarter, including our holdings of Google parent Alphabet, Amazon. com, and Microsoft, each a top contributor to first quarter results. Notably, Microsoft’s timely addition to the portfolio during the fourth quarter was sufficient to drive a top result for the fiscal year.

We were net sellers during the first quarter. Schwab was the only holding to exit, and there were no new companies added to the portfolio. During the quarter, we covered the rest of our small short position in the shares of SiriusXM at a profit, while our short holdings of S&P 500 Index ETF remained unchanged. At quarter end, our gross long position declined to 92% from 98% of gross assets at the end of 2022, while our short position remained unchanged at 4% of gross assets. The Fund’s effective net long position declined from 94% to 88%.

Definitions: Effective net is the effective long (the sum of the portfolio’s long positions, such as common stocks, or derivatives where the price increases when an index or position rises) minus the effective short (the sum of the portfolio’s short positions, such as derivatives where the price increases when an index or position falls).

2023 Annual Report 23

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPOIX - Investor Class	2.83%	2.83%	(16.31)%	4.87%	3.62%	4.23%	8.04%	11.04%	1.86%	1.86%
WPOPX - Institutional Class	3.06	3.06	(15.80)	5.47	4.22	4.73	8.33	11.18	1.43	1.43
S&P 500 Index	7.50	7.50	(7.73)	18.60	11.18	12.23	10.36	11.02
Russell 3000 Index	7.18	7.18	(8.58)	18.48	10.44	11.73	10.43	10.74

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	10.1
Alphabet, Inc.	7.1
Meta Platforms, Inc.	5.6
Liberty Broadband Corp.	5.4
Amazon.com, Inc.	5.0
Markel Corp.	5.0
Visa, Inc.	4.9
Mastercard, Inc.	4.9
Liberty Media Corp-Liberty SiriusXM	4.2
CarMax, Inc.	4.1
56.3

Industry Breakdown
% of Net Assets
Financials	28.2
Communication Services	26.2
Information Technology	15.2
Consumer Discretionary	9.1
Health Care	6.1
Industrials	3.0
Materials	3.0
Non-Convertible Preferred Stocks	1.4
Securities Sold Short	(4.0)
Short Proceeds/Other	11.8
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc. - Class A	76.9%	5.7%	3.28%
Alphabet, Inc. - Class C	17.2	6.4	1.08
Amazon.com, Inc.	23.0	4.5	0.96
Microsoft Corp.	20.8	3.0	0.64
Texas Instruments, Inc.	13.4	3.1	0.43

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Charles Schwab	(34.8)%	3.1%	(1.41)%
Liberty Media Corp – SiriusXM	(28.5)	4.4	(1.38)
Fidelity National Information Services	(19.2)	4.5	(0.84)
Perimeter Solutions SA	(11.6)	3.1	(0.36)
CoStar Group, Inc.	(11.0)	3.0	(0.33)

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

24 2023 Annual Report

PARTNERS VALUE FUND

Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz

Investment Style: Multi-Cap Value

The Partners Value Fund’s Institutional Class returned +2.03% for the first quarter compared to +7.18% for the Russell 3000. For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned -11.81% compared to -8.58% for the Russell 3000.

The first quarter was generally a good one for stocks and other risk assets, though conditions were far from placid. The March failures of Silicon Valley Bank and Signature Bank set off a wave of concern across financial markets. While swift action by the Federal Reserve, Federal Deposit Insurance Corporation (FDIC), and Treasury Department ensured that depositors of those institutions would not lose money, confidence was shaken in all but the largest financial institutions. Please see this quarter’s “Value Matters” for our take on how the bank failures fit into the bigger picture.

At a minimum, the Fed’s inflation-fighting formula just became more complicated – as banks repair their balance sheets, financial conditions will further tighten. Fearful of recession and chastened by 2022’s market declines, Wall Street has become even more adamant that the Fed should pause rate hikes now and move to cut interest rates later this year. This widely held consensus view is squarely at odds with the Fed’s stated intentions, setting up a showdown that will keep things interesting for the foreseeable future. In our view, the case for owning durable, resilient, and adaptable businesses has never been stronger.

Meta Platforms, Alphabet, Guidewire Software, and Heico were the Fund’s largest quarterly contributors. Meta was the standout as the company’s “Year of Efficiency” (an initiative to restructure and improve financial performance) drove a dramatic stock price rebound from depressed levels. Meta continued to adapt to Apple’s iOS changes that had impaired its ad targeting capabilities. We are encouraged by the combination of solid engagement trends, enhanced tools for advertisers, and prudent expense management. First Republic Bank, Liberty SiriusXM, Charles Schwab, and CoStar Group were the Fund’s largest quarterly detractors. Financial stocks were particularly impacted as banking concerns flared.

LKQ, CoStar Group, Axalta Coating Systems, and IDEX were the Fund’s largest contributors for the fiscal year. The Fund’s industrial stocks held up much better than the broader market as the economy remained resilient despite mounting pressures. First Republic Bank, Liberty SiriusXM, Alphabet, and Liberty Broadband were the Fund’s most significant detractors for the fiscal year.

Necessary capital investment cycles at Liberty Sirius XM (new satellites and streaming technology) and Liberty Broadband (fiber-competitive speed upgrades and network expansions at Charter Communications) disappointed investors looking for quick wins. The spending will no doubt crowd out some share repurchases in the short run. Still, we think these investments are prudent and should bolster the businesses’ competitive positions with acceptable returns, and we remain confident in the long-term potential of both stocks.

We sold the Fund’s First Republic position at a substantial loss. Our team rightly had questions about some of First Republic’s recent balance sheet choices, but we also thought the company’s relationship banking model would help shelter its historically sticky deposit base. We simply were not imaginative enough about the possibility of a bank run, sparked and fueled by severe problems at a different bank. As confidence eroded and deposits fled, the company quickly lost control of its destiny. We sold the stock in the high $30s, which was suboptimal but kept a bad outcome from becoming even worse.

We also exited the Fund’s Charles Schwab position, for different reasons. Our concerns were primarily related to the depth and length of a potential earnings valley. As the Fed pushed up short-term interest rates, money market funds and Treasury bills provided savers with clear alternatives to banks’ ultra-low yielding deposits. Schwab’s near-term cost of funding seemed likely to rise materially, one way or the other. Some earnings erosion is reflected in the stock price, but we sold as our view of the risk/ reward framework shifted considerably. Unlike First Republic, Schwab was an exceptional contributor to Fund returns over the past three years.

With the reorganization of the Hickory Fund into Partners Value in late March, we welcomed several new companies – and shareholders – to the Fund. New portfolio holdings included ACI Worldwide (payments software), Dolby Laboratories (audio signal processing), Ingersoll-Rand (flow control equipment), LICT Corporation (rural telecom), Live Nation (concerts & ticketing), and Perimeter Solutions (fire retardants). This diverse collection of businesses adds breadth to the portfolio, increases the Fund’s exposure to mid-cap stocks, and offers differentiated return potential.

After a disappointing fiscal year where much of the economic pain was front-loaded, we are optimistic about the prospects for the next several years. We see outsized return potential from a handful of beaten-down stocks like Liberty SiriusXM, CarMax, and Liberty Broadband, along with some other companies whose valuations have reset to discounted levels, especially in the mid-cap area. We think the Fund’s companies will continue to adapt and find ways to grow business value over the 2023 to 2025 timeframe. Over time, we believe value growth will ultimately outweigh any short-term trading noise for patient investors.

We believe that investing in businesses of all sizes, using our Quality at a Discount framework, is an enduring advantage of a multi-cap strategy. Valuation remains our North Star, and we think our stocks are priced at healthy discounts to business value. Our current estimate is that the portfolio trades at a price-to-value in the mid 70s – a level that suggests ample long-term return potential from both our mid- and large-cap holdings.

2023 Annual Report 25

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPVLX - Investor Class	2.01%	2.01%	(11.97)%	13.18%	4.83%	5.51%	7.09%	10.83%	1.09%	1.09%
WPVIX - Institutional Class	2.03	2.03	(11.81)	13.39	5.06	5.71	7.19	10.88	0.89	0.91
S&P 500 Index	7.50	7.50	(7.73)	18.60	11.18	12.23	10.36	11.02
Russell 3000 Index	7.18	7.18	(8.58)	18.48	10.44	11.73	10.43	10.74

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	5.9
Alphabet, Inc.	5.5
CoStar Group, Inc.	5.3
Liberty Broadband Corp.	4.7
HEICO Corp.	4.7
LKQ Corp.	4.4
Liberty Media Corp-Liberty SiriusXM	4.1
Visa, Inc.	4.0
Laboratory Corp. of America Holdings	3.9
Martin Marietta Materials, Inc.	3.7
46.2

Industry Breakdown
% of Net Assets
Communication Services	25.1
Financials	19.5
Information Technology	14.2
Industrials	13.2
Materials	9.0
Consumer Discretionary	7.6
Health Care	6.7
Warrants	0.0
Cash Equivalents/Other	4.7
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc – Class A	76.1%	3.6%	1.95%
Alphabet, Inc – Class C	17.2	6.8	1.19
Guidewire Software, Inc.	30.5	2.5	0.71
HEICO Corp– Class A	14.2	4.1	0.49
Texas Instruments, Inc	13.4	3.8	0.46

Bottom Stock Performers
		Average
	Return	Weight	Contribution
First Republic Bank	(69.1)%	2.0%	(1.77)%
Liberty Media Corp – SiriusXM	(28.5)	4.5	(1.43)
Charles Schwab	(30.5)	2.7	(1.03)
CoStar Group, Inc.	(10.5)	5.2	(0.55)
Black Knight, Inc.	(6.8)	2.5	(0.19)

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses)to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices.

See page 80 for a Glossary of Terms. Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

26 2023 Annual Report

SHORT DURATION INCOME FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Short-Term Bond

The Short Duration Income Fund’s Institutional Class returned +1.97% in the first quarter compared to a +1.51% return for the Bloomberg U.S. Aggregate 1-3 Year Index. For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned +0.98% compared to a +0.24% return for the index. Given the investment challenges of the past year, we are pleased to report positive absolute results for the quarter and fiscal year – and good relative results.

Despite the dizzying ups and downs of an extremely volatile first quarter, fixed income investors generally posted solid gains (our Fund included), riding the strong performance of U.S. Treasury bonds (as they often do). Price gains for bonds in January resulting from weak economic data fueled speculation of a Fed pivot, or at least a pause, in its year-long pursuit of higher short-term interest rates to slow inflation. February brought a ‘blowout’ jobs report that undermined any thoughts of a slowdown and resulted in a violent reversal of January’s interest rate rally (as rates decrease, bond prices increase). By early March, the yield curve had reached its deepest inversion (the difference between 2-year and 10-year U.S. Treasury rates) in over 40 years.

Recession fears eased and pundits began to believe the economy could grow despite the Fed’s efforts to tame inflation. Then came the collapse of Silicon Valley Bank (and others) and overall turmoil in the banking industry. Rates plummeted during the final stretch of the first quarter in a classic flight to safety amid growing worries about tightening lending conditions and the attendant effects on future economic growth. ‘Pause’ or ‘pivot’ has been replaced by market expectations of rate cuts later this year. Overall, the first quarter of 2023 had echoes of 2022. Instead of calm after a tumultuous year, investors have received more volatility and choppy markets. However, overall forward returns in fixed income (tax-free and taxable) are where the echoes/comparisons end. For the first time in seemingly forever, forward (coupon) returns compensate for this year’s volatile/ choppy markets where the higher overall yield environment presents a much wider range of attractive investment opportunities for fixed-income investors.

Whether the Fed does pause or pivot in its battle against inflation, we have been active in improving the forward return prospects for the Short Duration Fund. By design, the Fund has the distinct feature of having about a quarter of its holdings paydown or mature in any given year. This allows us to reinvest proceeds into today’s improved forward-return environment. Part of this improvement can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund’s YTW increased from 2.72% on March 31, 2022, to 5.86% on March 31, 2023 – comparing favorably to the index’s YTW of 4.46% as of March 31 (see table below). As important, or perhaps more so, the difference of percentage change between the Fund’s and the index’s YTW has widened over the past year, principally due to asset/security selection and the ability to reinvest maturities/ paydowns mentioned above into a rising rate environment.

YTW / Duration Analysis | Weitz Short Duration Income Fund vs. Bloomberg 1-3 Yr U.S. Agg
	3/31/2022	3/31/2023
Yield to Worst (%):			Change	%
Short Duration Income Fund	2.72	5.86	3.14	115
1-3 Yr U.S. Agg Index	2.40	4.46	2.06	86
	3/31/2022	3/31/2023
Average Duration (yrs):			Change	%
Short Duration Income Fund	1.58	1.46	(0.12)	(7.59)
1-3 Yr U.S. Agg Index	1.85	1.80	(0.05)	(2.70)

The chart below provides a longer-term view (10-year) of the Short Duration Income Fund’s forward return prospects, or yield-to-worst (YTW). Until the first quarter of 2022 (right-hand side of the bar chart below), the Fund’s YTW had never breached 4%. It has now exceeded 5.5% for three consecutive quarters. Given the 10-year average of 2.3% of the time series below, today’s forward return prospects as measured by a YTW of 5.86% on March 31, 2023, reinforce comments we made in the 2022 year-end Fixed Income Insights (Bonds’ ‘Great Reset’ and the Return of Income), that we remain particularly optimistic about the role fixed-income has in an overall asset allocation framework.

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

	3/31/2023	12/31/2022	Qtr Over	3/31/2022	Yr Over
	Current	Current	Qtr	Previous	Yr
Sector (% Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	13.0	13.2	-0.2	12.6	0.4
Corporate Convertible Bonds	1.1	1.8	-0.7	2.5	-1.4
Asset-Backed Securities (ABS)	41.1	38.7	2.4	32.8	8.3
Corporate Collateralized
Loan Obligations (CLO)*	13.2	13.0	0.2	11.4	1.8
Commercial Mortgage-
Backed Securities (CMBS)	9.4	12.0	-2.6	12.5	-3.1
Agency Mortgage-Backed
(MBS)	3.6	3.9	-0.3	5.2	-1.6
Non-Agency Mortgage-
Backed (RMBS)	5.7	6.2	-0.5	7.3	-1.6
Taxable Municipal Bonds	0.0	0.0	0.0	0.0	0.0
U.S. Treasury	25.0	23.9	1.1	23.2	1.8
Common Stocks	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	1.1	0.3	0.8	3.9	-2.8
Total (does not include the
CLO line)	100.0	100.0		100.0
High Yield**	3.8	4.4	-0.6	4.8	-1.0

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 3/31/2023) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

2023 Annual Report 27

	3/31/2023	12/31/2022	Qtr Over	3/31/2022	Yr Over
	Current	Current	Qtr	Previous	Yr
	Quarter	Quarter	Change	Year	Change
Average Effective Duration
(years)	1.5	1.5	0.0	1.6	-0.1
Average Effective Maturity
(years)	2.9	3.6	-0.7	3.1	-0.2

Investment activity remained strong in the first quarter as we sourced a little more than $90 million in new investments for the Fund. This helped offset the typical (and by-design) feature of monthly/quarterly paydowns and maturities of securities (approximately $80 million in the first quarter). As mentioned, about a quarter of the Fund’s holdings paydown or mature in any given year allowing us to frequently reinvest investor capital into areas of the fixed-income market that we believe provide the best current relative value opportunities. While this continuous reinvestment has been an occasional headwind as rates fell to near-historic lows in recent years, we believe it has and will continue to provide return upside from the rapid increase in interest rates over the past year.

Noteworthy additions in the first quarter included:

•	U.S. Treasury securities in the 2-3-year maturity range.
•	Asset-backed securities (ABS) issued by Lendbuzz, America’s Car-Mart, and Lithia Motors, backed by auto receivables. We also participated in the senior-most securities of unsecured consumer loans issued by Marlette and Bankers Healthcare Group. Lendbuzz and America’s Car-Mart are new investees to the Fund lineup. Lendbuzz was founded in 2015 with the goal of expanding access to credit for those who lack credit history for a variety of reasons. The company uses proprietary technology in its underwriting to analyze borrower data and create a personal credit risk profile. America’s Car-Mart is an Arkansas-based public company that sells and finances the sale of used automobiles and trucks. The company operates dealerships primarily in small cities and rural locations throughout the South-Central United States and provides financing for substantially all of its customers. Like most of our other ABS investments, our Lendbuzz and Car-Mart investments consist of senior-most securities (first to be repaid and last to receive any possible future loss) that have a short average life (less than 2.0 years).
•	Middle-market collateralized loan obligations (CLOs) issued by Deerpath, Twin Brook, and Apogem (formerly Madison Capital). We continued to expand our comfort and coverage in the middle-market private lending space with Twin Brook and Apogem being the newest investees to the Fund lineup. The decline in the number of U.S. public companies by a third over the last 25 years has meaningfully expanded the market for private lenders like Deerpath, Twin Brook, Apogem, and our other middle-market investee sponsors. The U.S. middle market consists of roughly 200,000 companies, accounts for approximately one-third of private sector U.S. jobs, 33% of private sector GDP, and represents companies across all industry segments and geographies with $10 million to $1 billion in annual revenues. Twin Brook is a Chicago-based provider of cash-flow-based financing for the middle-market private equity community. Backed by the broader Angelo Gordon platform, Twin Brook has the scale and industry expertise to provide tailored finance solutions that fit its sponsors’ and borrowers’ needs. Apogem, a wholly owned subsidiary of New York Life, is an alternatives investor that has decades of experience investing in the middle market. Twin Brook and Apogem, like the vast majority of the Fund’s other middle-market CLO investments, are floating-rate, senior securities.
•	Commercial real estate CLOs (CRE CLOs) issued by Arbor Realty.

Noteworthy reductions (sales) in the first quarter:

•	We proactively took advantage of favorable valuations and, in hindsight, good timing (before the Silicon Valley Bank collapse) to reduce our exposure to CRE CLOs by selling a little over $20 million of Fund investments across five sponsor investees. This represented the largest reduction in Fund segment/sector exposure during the quarter and fiscal year. The CRE CLO sales were backed primarily by multi-family loans. We will likely partner with and lend to these sponsors in the future – but we deemed it appropriate to reduce our exposure given the valuations presented to us at the time of sale.

In terms of overall portfolio metrics, from December 31, 2022, to March 31, 2023, average effective maturity decreased from 3.6 to 2.9 years, and average effective duration stayed steady at 1.5 years. These measures provide a guide to the Fund’s interest rate sensitivity. A higher average effective maturity and longer average effective duration increase the Fund’s price sensitivity to changes in interest rates (either up or down). Another portfolio attribute to highlight is the Fund’s investments in floating-rate securities (mainly middle-market CLOs and CRE CLOs). As of March 31, 2023, more than 22% of Fund assets were represented by floating-rate securities. We don’t invest based on any wager that the Fed will raise short-term interest rates – as each investment is vetted based on its individual merits (relative risk/ reward) and the expected future nominal return contributions each can make to the Fund. However, we believe the Fund’s exposure to floating rate investments has provided coupon income upside as the Fed has moved away from its near-decade-long zero-interest-rate policy (ZIRP).

Top Quarterly Contributors

•	U.S. Treasury; agency and non-agency residential mortgage-backed securities (RMBS); and a broad segment of asset-backed securities (ABS) were the main contributors to Fund performance in the quarter.

Top Quarterly Detractors

•	No segment detracted from Fund performance in the quarter.

Fiscal year results

Fiscal year results were aided by the Fund’s CLO (both middle-market and commercial real estate), ABS, and select corporate bond investments in the retail segment. Noteworthy fiscal year detractors included non-agency mortgage-backed securities and U.S. Treasury securities.

Fund Strategy

Our approach consists primarily of investing in a diversified portfolio of high-quality bonds while maintaining an overall portfolio average effective duration of 1.0 to 3.5 years. We may invest up to 15% in fixed income securities that are not considered investment grade (such as high yield and convertible bonds), and we do so when we perceive the risk/reward characteristics to be favorable.

We do not, and will not, try to mimic any index as we construct our portfolio. We believe our flexible mandate is a differentiator that allows us to navigate any environment. The last few years have reinforced our conviction about the strength of our flexible mandate. We utilize a bottom-up, research-driven approach and select portfolio assets one security at a time based on our view of opportunities in the marketplace. Our fixed income research is not dependent on, but often benefits from, the due diligence efforts our equity teammates conduct on companies and industries.

28 2023 Annual Report

Overall, we strive to be adequately compensated for the risks assumed while seeking to maximize investment (or reinvestment)
income and avoid making interest-rate bets, particularly ones that depend on interest rates going down.

Our goal is to (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities,
(d) conduct consistent/thorough credit surveillance, and (e)
selectively take advantage of favorable risk/reward opportunities.
We remain ready to take advantage of any further valuation
disparities that may develop and will strive to continue to earn your trust.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds.
Investment Grade Bonds are those securities rated at least BBB-. Non-
Investment Grade Bonds are those securities (commonly referred to as
“high yield” or “junk” bonds) rated BB+ and below. Middle market refers to smaller companies, generally with earnings before interest, taxes, and amortization of generally less than $75 million. Yield to worst (YTW)
is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2023 Annual Report 29

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(12/23/88)	Expense	Expense
WSHNX - Investor Class	1.96%	1.96%	0.83%	1.84%	1.74%	1.38%	2.88%	4.56%	0.55%	0.90%
WEFIX - Institutional Class	1.97	1.97	0.98	1.92	1.87	1.56	2.99	4.62	0.48	0.62
Bloomberg 1-3 Year U.S. Aggregate
Index	1.51	1.51	0.24	(0.51)	1.21	0.99	2.05	N/A

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.9 years
Average Effective Maturity	2.9 years
Average Duration	1.9 years
Average Effective Duration	1.5 years
Average Coupon	4.0%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	0.5
Less than 1 year	26.4
1 - 3 Years	41.7
3 - 5 Years	17.8
5 - 7 Years	6.7
7 - 10 Years	1.4
10 Years or more	5.5
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	25.1
U.S. Government Agency Mortgage
Related Securities	3.5
AAA	38.5
AA	10.1
A	6.8
BBB	11.5
BB	2.3
B	0.5
CCC	0.1
Non-Rated	1.2
Cash Equivalents	0.5
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	4.46%	3.57%
Institutional	4.52	4.26

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment
Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses)
to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.
See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a
Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and
Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale
(e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution):
Bloomberg Analytics

30 2023 Annual Report

ULTRA SHORT GOVERNMENT FUND

Portfolio Managers: Tom Carney, CFA & Nolan Anderson

Investment Style: Ultra-Short-Term Bond

The Ultra Short Government Fund returned +1.17% in the first quarter, equaling the return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury). For the fiscal year ended March 31, 2023, the Fund returned +2.41% compared to a +2.61% return for the index.

Overview

Short-term investors (our Fund included) experienced solid returns in the first quarter as the Fed’s year-long mission to slow inflation by hiking short-term interest rates has left nominal returns meaningfully higher. A year ago, short-term investors were still suffering a return drought brought about by nearly 10 years of the Fed’s zero-interest-rate policy (ZIRP). Three-month Treasury bills, for example, returned just 0.5% on March 31, 2022. Fast forward to March 31, 2023, and three-month Treasury bills yielded (had a forward return) of nearly 5%.

The Fed continued to tighten (increase) short-term interest rates in the first quarter at its meetings in February and March. The pace of rate increases at each meeting slowed to 0.25% and brought the federal funds rate to a range of 4.75% (lower bound) to 5% (upper bound). The collapse of Silicon Valley Bank (and others) and overall turmoil in the banking industry resulted in increased worries about tightening lending conditions and its attendant effects on future economic growth. Speculation of a ‘pause’ by the Fed in its interest rate hiking campaign has been replaced by market expectations of rate cuts later this year. Overall, the first quarter of 2023 had echoes of 2022. Instead of calm after a tumultuous 2022, investors have received more volatility and choppy markets. However, overall forward returns in fixed income are where the echoes/comparisons end. For the first time in seemingly forever, forward (coupon) returns mentioned above compensate for this year’s volatile/choppy markets.

The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and return will invariably follow the path dictated by the Fed’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of March 31, 2023, 72.7% of our portfolio was invested in U.S. Treasury notes, 6.2% in investment-grade asset-backed securities, and 21.1% in cash and cash equivalents. The average effective duration was unchanged from December 31, 2022, to March 31, 2023, at 0.3 years. The Fund’s 30-day yield increased approximately 39 basis points during the quarter to 4.38% as of March 31.

Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Given the bank tumult of the first quarter, it’s reasonable to assert that current market conditions are not normal. Consequently, at this time we intend to have an even higher percentage weighting in U.S. Treasury-related securities to increase already strong liquidity and quality measures. As securities mature, and as new investors join the Fund, we may concentrate incremental investments in U.S. Treasury-related securities. This abundance of caution is currently warranted but will change once we believe that stress levels in the banking system have eased.

Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else being equal, a lower-duration bond portfolio is less sensitive to changes in interest rates than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.

Definitions: 30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without such fee waivers and/or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect. Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

2023 Annual Report 31

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/91)	Expense	Expense
SAFEX	1.17%	1.17%	2.41%	0.90%	1.46%	0.85%	1.18%	2.22%	0.20%	0.68%
ICE BofA U.S. 6-Month Treasury Bill Index	1.17	1.17	2.61	0.90	1.56	1.02	1.53	2.74

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.3 years
Average Effective Maturity	0.3 years
Average Duration	0.3 years
Average Effective Duration	0.3 years
Average Coupon	2.1%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	13.7
Less than 1 year	85.8
1 - 3 Years	0.5
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	80.1
AAA	4.1
AA	0.8
A	1.3
Cash Equivalents	13.7
100.0

30-Day Yield
Share Class	Subsidized	Unsubsidized
	4.38%	4.00%

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance result would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

32 2023 Annual Report

VALUE FUND

Portfolio Manager: Brad Hinton, CFA

Investment Style: Large-Cap Value

The Value Fund’s Institutional Class returned +6.05% for the first quarter compared to +7.46% for the Russell 1000. For the fiscal year ended March 31, 2023, the Fund’s Institutional Class returned -10.88% compared to -8.39% for the Russell 1000.

On balance, it was a reasonable quarter for the Fund. Solid absolute returns were welcome after a tough year. Several stocks that had been laggards in 2022 rebounded nicely. A few new issues cropped up along the way, which we addressed head-on. Relative results were not yet back to our standards, as more aggressive growth stocks not held in the Fund drove the broader indexes.

Despite widespread positive returns, conditions were far from placid. The March failures of Silicon Valley Bank and Signature Bank set off a wave of concern across financial markets. While swift action by the Federal Reserve, Federal Deposit Insurance Corporation (FDIC), and Treasury Department ensured that depositors of those institutions would not lose money, confidence was shaken in all but the largest financial institutions. Please see this quarter’s “Value Matters” for our take on how the bank failures fit into the bigger picture.

At a minimum, the Fed’s inflation-fighting formula just became more complicated – as banks repair their balance sheets, financial conditions will further tighten. Fearful of recession and chastened by 2022’s market declines, Wall Street has become even more adamant that the Fed should pause rate hikes now and move to cut interest rates later this year. This widely held consensus view is squarely at odds with the Fed’s stated intentions, setting up a showdown that will keep things interesting for the foreseeable future. In our view, the case for owning durable, resilient, and adaptable businesses has never been stronger.

The Fund’s technology-related stocks were the largest quarterly contributors, with Meta Platforms, Salesforce, Alphabet, and Analog Devices pacing the gains. Meta was the standout as the company’s “Year of Efficiency” (an initiative to restructure and improve financial performance) drove a dramatic stock price rebound from depressed levels. Meta continued to adapt to Apple’s iOS changes that had impaired its ad targeting capabilities. We are encouraged by the combination of solid engagement trends, enhanced tools for advertisers, and prudent expense management. Charles Schwab, Liberty SiriusXM, Fidelity National Information Services (FIS), and CoStar Group were the Fund’s largest quarterly detractors.

We sold the Fund’s Schwab position in March. Our concerns were primarily related to the depth and length of a potential earnings valley. As the Fed pushed up short-term interest rates, money market funds and Treasury bills provided savers with clear alternatives to banks’ ultra-low yielding deposits. Schwab’s near-term cost of funding seemed likely to rise materially, one way or the other. Some earnings erosion is reflected in the stock price, but we sold as our view of the risk/reward framework shifted considerably. While our final exit price was well below the highs, Schwab was an exceptional contributor to Fund returns over the past three years.

Analog Devices, Oracle, CoStar Group, and Meta Platforms were the Fund’s largest contributors for the fiscal year. Analog Devices and Oracle delivered strong business results with few surprises, while timely buying and selling helped boost CoStar and Meta onto the leaderboard. Liberty Broadband, Alphabet, FIS, and Liberty SiriusXM were the largest detractors for the Fund’s fiscal year.

Necessary capital investment cycles at Liberty Sirius XM (new satellites and streaming technology) and Liberty Broadband (fiber-competitive speed upgrades and network expansions at Charter Communications) disappointed investors looking for quick wins. The spending will no doubt crowd out some share repurchases in the short run. Still, we think these investments are prudent and should bolster the businesses’ competitive positions with acceptable returns, and we remain confident in the long-term potential of both stocks.

We sold over half of the Fund’s FIS position after the company announced the planned spin-off of the merchant business. These sales generated a capital loss, which will help offset realized gains elsewhere. Our original investment thesis has changed, triggering another deep review of the company and stock. Our plan is to either rebuild a core position size or exit the stock entirely after we clear the 30-day “wash sale” period. We also added to the Fund’s holdings of Accenture and Liberty SiriusXM in March at attractive price levels.

The portfolio is focused and well-aligned with our vision for successful large-cap investing. We have concentrated ownership stakes in 25 companies, with the top ten representing over half of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Our current estimate is that the portfolio trades at a price-to-value in the mid 70s, though these estimates remain more fluid than usual. We believe that many holdings have a chance for healthy gains over a multi-year period. Others are priced for adequate return potential primarily from expected growth in per-share business value.

2023 Annual Report 33

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/86)	Expense	Expense
WVALX - Investor Class	6.01%	6.01%	(11.01)%	14.91%	9.29%	8.53%	7.94%	10.04%	1.04%	1.04%
WVAIX - Institutional Class	6.05	6.05	(10.88)	15.10	9.50	8.72	8.03	10.09	0.89	0.90
S&P 500 Index	7.50	7.50	(7.73)	18.60	11.18	12.23	10.36	10.42
Russell 1000 Index	7.46	7.46	(8.39)	18.55	10.86	12.01	10.47	10.39

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	7.2
Meta Platforms, Inc.	6.2
Analog Devices, Inc.	5.4
Visa, Inc.	5.0
Oracle Corp.	4.8
Berkshire Hathaway, Inc.	4.6
Thermo Fisher Scientific, Inc.	4.5
Mastercard, Inc.	4.5
CoStar Group, Inc.	4.5
Vulcan Materials Co.	4.4
51.1

Industry Breakdown
% of Net Assets
Information Technology	27.2
Financials	21.2
Communication Services	19.7
Health Care	11.8
Materials	6.7
Consumer Discretionary	4.9
Industrials	4.5
Cash Equivalents/Other	4.0
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Meta Platforms, Inc – Class A	76.0%	5.1%	2.81%
Salesforce, Inc	50.7	3.0	1.28
Alphabet, Inc – Class C	17.2	6.7	1.16
Analog Devices, Inc.	20.8	4.9	0.92
Oracle Corp.	14.1	4.5	0.63

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Charles Schwab	(31.3)%	2.6%	(1.05)%
Liberty Media Corp- SiriusXM	(28.5)	2.7	(0.84)
Fidelity National Information Services	(19.9)	2.9	(0.64)
Costar Group, Inc.	(10.9)	4.8	(0.56)
Danaher Corp.	(4.9)	4.5	(0.22)

All data as of 3/31/2023 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 8 for additional performance disclosures. See page 79 for a description of all indices. See page 80 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

34 2023 Annual Report

BALANCED FUND
Schedule of Investments
March 31, 2023

Common Stocks - 42.9%
	% of Net
Financials	Assets	Shares	$ Value

Data Processing & Outsourced Services	4.8
Visa, Inc. - Class A		17,000	3,832,820
Mastercard, Inc. - Class A		10,500	3,815,805
Fidelity National Information Services, Inc.		40,000	2,173,200

Multi-Sector Holdings	2.6
Berkshire Hathaway, Inc. - Class B(a)		17,500	5,403,475

Insurance Brokers	2.1
Aon plc - Class A(b)		14,000	4,414,060

Property & Casualty Insurance	1.8
Markel Corp.(a)		2,850	3,640,618

Diversified Banks	1.3
JPMorgan Chase & Co.		20,000	2,606,200

Financial Exchanges & Data	1.3
S&P Global, Inc.		7,500	2,585,775

	13.9		28,471,953
Information Technology

Systems Software	3.8
Microsoft Corp.		17,500	5,045,250
Oracle Corp.		30,000	2,787,600

Semiconductors	3.5
Analog Devices, Inc.		26,000	5,127,720
Texas Instruments, Inc.		11,301	2,102,099

IT Consulting & Other Services	1.7
Accenture plc - Class A(b)		12,000	3,429,720

Application Software	1.3
Roper Technologies, Inc.		6,200	2,732,278

	10.3		21,224,667
Health Care

Health Care Equipment	2.0
Danaher Corp.		16,500	4,158,660

Life Sciences Tools & Services	1.9
Thermo Fisher Scientific, Inc.		6,850	3,948,135

Health Care Services	1.8
Laboratory Corp. of America Holdings		16,000	3,670,720

	5.7		11,777,515
Materials

Construction Materials	3.6
Vulcan Materials Co.		23,000	3,945,880
Martin Marietta Materials, Inc.		9,500	3,373,070

	1.3
Linde PLC		7,500	2,665,800

	4.9		9,984,750

% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	1.9
Comcast Corp. - Class A		55,000	2,085,050
Charter Communications, Inc. - Class A(a)		5,000	1,788,050

Interactive Media & Services	1.7
Alphabet, Inc. - Class C(a)		34,360	3,573,440

	3.6		7,446,540
Industrials

Industrial Machinery	2.5
IDEX Corp.		12,000	2,772,360
Fortive Corp.		35,000	2,385,950

Industrial Conglomerates	0.9
Honeywell International, Inc.		9,500	1,815,640

	3.4		6,973,950
Consumer Staples

Distillers & Vintners	1.1
Diageo plc - ADR(b)		12,500	2,264,750

Total Common Stocks (Cost $49,459,695)			88,144,125

Non-Convertible Preferred Stocks - 0.5%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $3,038,411)		30,879	905,063

Corporate Bonds - 1.1%
		$ Principal
		Amount	$ Value

AutoZone, Inc.
3.63% 4/15/25		500,000	487,521
Brown & Brown, Inc (BRO)
4.2% 9/15/24		390,000	383,074
JPMorgan Chase & Co.
3.38% 5/1/23		500,000	499,019
3.85% 6/14/25 Floating Rate (SOFR + 98)		200,000	196,224
U.S. Bancorp
2.4% 7/30/24		500,000	480,930
Vulcan Materials Co. (VMC)
5.8% 3/1/26		250,000	252,412

Total Corporate Bonds (Cost $2,332,747)			2,299,180

Corporate Convertible Bonds - 0.9%

Redwood Trust, Inc.
5.63% 7/15/24 (Cost $1,938,238)		2,000,000	1,901,556

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 35

Asset-Backed Securities - 9.2%
	$ Principal
	Amount	$ Value

Automobile
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D – 2.13% 3/18/26	595,000	560,236
ARI Fleet Lease Trust (ARIFL)
Series 2022-A Class A2 – 3.12% 1/15/31(c)	86,692	85,305
CarMax Auto Owner Trust (CARMX)
Series 2012-2 Class C – 3.16% 2/18/25	500,000	497,797
Series 2020-3 Class D – 2.53% 1/15/27	360,000	345,367
Series 2021-3 Class C – 1.25% 5/17/27	380,000	346,672
CFMT LLC (CFMT)
Series 2021-AL1 Class B – 1.39% 9/22/31(c)	335,894	322,693
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 – 0.47% 4/15/33(c)	238,460	233,453
Enterprise Fleet Financing LLC (EFF)
Series 2020-1 Class A – 1.78% 12/22/25(c)	23,683	23,608
Series 2023-1 Class A2 – 5.51% 1/22/29(c)	250,000	250,672
Flagship Credit Auto Trust (FCAT)
Series 2020-4 Class C – 1.28% 2/16/27(c)	300,000	287,523
Series 2023-1 Class A1 – 4.92% 2/15/24(c)	414,027	413,873
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 – 4.49% 3/16/26(c)	445,504	442,089
Series 2023-1 Class A1 – 4.97% 2/15/24(c)	500,000	499,702
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-1A Class C – 1.2% 1/15/27(c)	393,933	388,051
Series 2021-4A Class A – 0.84% 7/15/25(c)	107,641	106,413
GM Financial Automobile Leasing Trust (GMALT)
Series 2021-3 Class B – 0.76% 7/21/25	490,000	467,844
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 – 0.99% 1/25/28(c)	68,415	67,678
Series 2020-2 Class A2 – 0.84% 2/25/28(c)	17,219	16,876
Series 2021-1 Class A2 – 0.88% 9/25/28(c)	220,721	213,780
Series 2021-2 Class A4 – 0.89% 12/26/28(c)	176,393	170,076
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A – 1.3% 8/17/26(c)	327,610	318,012
Series 2022-1A Class A – 5.21% 6/15/27(c)	490,531	487,823
Series 2023-1A Class A1 – 4.93% 2/15/24(c)	307,429	307,346
Series 2023-1A Class A2 – 5.68% 10/15/26(c)	250,000	249,691
OneMain Direct Auto Receivables Trust (ODART)
Series 2021-1A Class A – 0.87% 7/14/28(c)	500,000	469,562
Series 2022-1A Class C – 1.42% 7/14/28(c)	447,000	399,825
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D – 2.22% 9/15/26	375,000	366,757
Series 2020-3 Class C – 1.12% 1/15/26	41,570	41,378
Series 2020-4 Class C – 1.01% 1/15/26	73,201	72,614
Series 2022-6 Class A2 – 4.37% 5/15/25	113,082	112,788
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B – 2.45% 3/25/26(b) (c)	26,362	26,275
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-2A Class B – 0.62% 7/15/26(c)	256,000	249,527
Series 2022-1A Class A2A – 1.97% 12/16/24(c)	100,399	99,654
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 – 0.51% 8/20/29(c)	158,173	157,109

		9,098,069
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2020-10A Class A – 6.76% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(b) (c) (d)	500,000	495,662
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 – 6.31% 10/20/33 Floating
Rate (Qtrly LIBOR + 150)(c) (d)	500,000	483,102
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A – 6.51% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(b) (c) (d)	500,000	485,375
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 – 5.81% 10/20/30 Floating
Rate (TSFR3M + 214)(b) (c) (d)	500,000	499,419
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A – 6.64% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(b) (c) (d)	381,197	379,244
Series 2021-6A Class A – 6.19% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(b) (c) (d)	85,942	85,487
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 – 6.32% 10/24/33 Floating
Rate (Qtrly LIBOR + 150)(b) (c) (d)	250,000	242,192
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2021-15A Class A2 – 6.37% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(b) (c) (d)	500,000	486,006
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2021-54A Class A2 – 6.34% 8/5/33 Floating
Rate (Qtrly LIBOR + 153)(b) (c) (d)	500,000	486,524
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 – 6.64% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(b) (c) (d)	500,000	483,857
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 – 6.06% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(b) (c) (d)	500,000	490,309

		4,617,177
Consumer & Specialty Finance
Foundation Finance Trust (FFIN)
Series 2021-2A Class A – 2.19% 1/15/42(c)	157,682	145,185
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A – 6.56% 2/15/30(c)	341,151	340,104
Marlette Funding Trust (MFT)
Series 2023-1A Class A – 6.07% 4/15/33(c)	250,000	249,943
Series 2022-1A Class A – 1.36% 4/15/32(c)	59,709	59,050
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 – 1.71% 2/20/25(c)	41,712	41,399
Series 2021-1A Class A5 – 0.93% 3/22/27(c)	43,912	42,493
Series 2021-2A Class A – 1.21% 9/20/28(c)	117,081	112,457
Series 2022-1A Class A2 – 4.18% 3/20/28(c)	211,303	207,779
Series 2022-2A Class A – 5.11% 2/22/28(c)	184,372	182,934
Upstart Securitization Trust (UPST)
Series 2021-3 Class A – 0.83% 7/20/31(c)	46,401	45,655
Series 2021-5 Class A – 1.31% 11/20/31(c)	87,189	84,886

		1,511,885
Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A2 – 0.75% 11/20/26(c)	287,536	279,230
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 – 5.3% 6/21/28(c)	150,000	149,451
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 – 0.53% 12/22/26(c)	625,000	606,238
Series 2022-1 Class A2 – 2.11% 8/23/27(c)	131,460	130,238
DLLST LLC (DLLST)
Series 2022-1A Class A2 – 2.79% 1/22/24(c)	320,271	318,356

The accompanying notes form an integral part of these financial statements.

36 2023 Annual Report

BALANCED FUND (CONTINUED)
Schedule of Investments
March 31, 2023

	$ Principal
	Amount	$ Value
Greatamerica Leasing Receivables Funding LLC (GALC)
Series 2021-1 Class B – 0.72% 12/15/26(c)	500,000	461,155
HPEFS Equipment Trust (HPEFS)
Series 2023-1A Class A2 – 5.43% 8/20/25(c)	500,000	499,944
MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 – 2.77% 2/13/25(c)	333,689	328,621
Series 2022-B Class A2 – 5.57% 9/9/25(c)	250,000	250,134
Series 2022-B Class A3 – 5.61% 7/10/28(c)	250,000	254,416
SCF Equipment Leasing LLC (SCFET)
Series 2022-2A Class A2 – 6.24% 7/20/28(c)	217,712	217,535
Series 2022-2A Class A3 – 6.5% 10/21/30(c)	250,000	257,730
		3,753,048

Total Asset-Backed Securities (Cost $19,194,351)		18,980,179

Commercial Mortgage-Backed Securities - 2.8%

AREIT Trust (AREIT)
Series 2021-CRE5 Class A – 5.79% 11/17/38 Floating
Rate (Mthly LIBOR + 108)(c)	356,662	349,615
BDS Ltd. (BDS)
Series 2020-FL6 Class C – 6.92% 9/15/35 Floating
Rate (SOFR30A + 236)(b) (c)	253,077	242,347
BFLD Trust (BFLD)
Series 2020-OBRK Class A – 6.99% 11/15/28 Floating
Rate (Mthly LIBOR + 205)(c)	125,000	123,903
FS Rialto Issuer LLC (FSRI)
Series 2022-FL5 Class A – 6.99% 6/19/37 Floating Rate
(TSFR1M + 230)(b) (c)	500,000	495,782
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A – 6.01% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(b) (c)	329,705	326,786
HERA Commercial Mortgage, Ltd. (HCM)
Series 2021-FL1 Class A – 5.81% 2/18/38 Floating Rate
(US0001M + 105)(b) (c)	432,569	411,614
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 – 5.78% 6/16/36 Floating
Rate (Mthly LIBOR + 105)(b) (c)	196,859	190,982
Series 2021-FL1 Class AS – 6.13% 6/16/36 Floating Rate
(Mthly LIBOR + 140)(b) (c)	500,000	483,202
Series 2021-FL2 Class A4 – 5.73% 9/17/36 Floating
Rate (Mthly LIBOR + 100)(b) (c)	227,735	223,474
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 – 5.78% 2/17/39 Floating
Rate (Mthly LIBOR + 107)(b) (c)	500,000	486,819
Series 2022-FL3 Class A – 6.21% 2/15/39 Floating Rate
(Mthly SOFR + 145)(b) (c)	500,000	493,056
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D – 7.63% 5/15/28 Floating
Rate (US0001M + 295)(b) (c)	400,000	402,449
Series 2021-CRE5 Class A – 5.98% 7/15/36 Floating
Rate (Mthly LIBOR + 130)(b) (c)	500,000	489,974
PFP Ltd. (PFP)
Series 2022-9 Class A – 6.93% 8/19/35 Floating Rate
(TSFR1M + 218)(b) (c)	250,000	248,543
STWD Ltd. (STWD)
Series 2022-FL3 Class A – 5.91% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(b) (c)	500,000	490,569
VMC Finance LLC (VMC)
Series 2021-FL4 Class A – 5.86% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(c)	247,372	239,525

Total Commercial Mortgage-Backed Securities (Cost $5,767,784)		5,698,640

Mortgage-Backed Securities - 2.2%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A – 4% 3/15/25	5,850	5,779

Pass-Through Securities
Pool# J14649 – 3.5% 4/1/26	14,879	14,633
Pool# E02948 – 3.5% 7/1/26	31,288	30,750
Pool# J16663 – 3.5% 9/1/26	17,501	17,195
Pool# ZS8692 – 2.5% 4/1/33	135,799	127,522
		195,879

Federal National Mortgage Association
Pass-Through Securities
Pool# MA1502 – 2.5% 7/1/23	1,245	1,240
Pool# 995755 – 4.5% 5/1/24	934	936
Pool# AB1769 – 3% 11/1/25	11,655	11,403
Pool# AB3902 – 3% 11/1/26	32,079	31,259
Pool# AK3264 – 3% 2/1/27	25,825	25,150
Pool# AB6291 – 3% 9/1/27	147,083	142,991
Pool# MA3189 – 2.5% 11/1/27	124,954	120,521
Pool# MA3791 – 2.5% 9/1/29	276,397	262,361
Pool# BM5708 – 3% 12/1/29	140,705	136,727
Pool# AS7701 – 2.5% 8/1/31	712,969	673,120
Pool# MA3540 – 3.5% 12/1/33	79,362	77,362
		1,483,070

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	31,037	30,226

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2021-7 Class B – 2.5% 8/25/51(c) (d)	411,156	356,638
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2022-PJ1 Class AB – 2.5% 5/28/52(c) (d)	451,419	391,561
JPMorgan Mortgage Trust (JPMMT)
Series 2014-5 Class B – 2.78% 10/25/29(c) (d)	50,875	48,128
Series 2016-3 Class A – 2.98% 10/25/46(c) (d)	148,283	137,718
Series 2017-3 Class A – 2.5% 8/25/47(c) (d)	186,476	162,261
Series 2020-7 Class A – 3% 1/25/51(c) (d)	35,123	34,086
Series 2020-8 Class A – 3% 3/25/51(c) (d)	80,763	76,681
Series 2021-6 Class B – 2.5% 10/25/51(c) (d)	531,456	466,917
Series 2021-8 Class B – 2.5% 12/25/51(c) (d)	395,185	348,413
Series 2022-2 Class A4A – 2.5% 8/25/52(c) (d)	316,535	274,563
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A – 3% 2/25/50(c) (d)	38,164	37,167
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 – 2.5% 7/25/51(c) (d)	377,387	327,347

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 37

	$ Principal
	Amount	$ Value
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A – 4.5% 8/25/49(c) (d)	32,493	31,987
Series 2020-3 Class A – 3% 4/25/50(c) (d)	38,119	36,480
		2,729,947

Total Mortgage-Backed Securities (Cost $4,914,485)		4,439,122

U.S. Treasuries - 36.4%

U.S. Treasury Notes
1.63% 5/31/23	2,000,000	1,990,097
2.5% 8/15/23	2,000,000	1,982,692
2.88% 10/31/23	1,000,000	989,793
1.63% 10/31/23	2,000,000	1,964,743
2.13% 11/30/23	2,000,000	1,966,469
2.75% 2/15/24	2,000,000	1,966,568
2.13% 2/29/24	2,000,000	1,954,149
2% 4/30/24	2,000,000	1,945,180
2.5% 5/31/24	1,000,000	977,891
3% 6/30/24	2,000,000	1,964,805
1.25% 8/31/24	3,000,000	2,873,496
0.38% 9/15/24	2,000,000	1,890,156
4.38% 10/31/24	2,000,000	2,002,695
2.25% 10/31/24	2,000,000	1,938,789
0.75% 11/15/24	2,000,000	1,891,250
1.13% 1/15/25	2,000,000	1,895,937
1.38% 1/31/25	2,000,000	1,903,945
2% 2/15/25	2,000,000	1,923,516
2.63% 3/31/25	2,000,000	1,946,680
0.38% 4/30/25	2,000,000	1,855,547
2.75% 5/15/25	3,000,000	2,922,129
0.25% 6/30/25	2,000,000	1,843,945
0.25% 7/31/25	2,000,000	1,837,305
3.13% 8/15/25	2,000,000	1,963,008
2.75% 8/31/25	2,000,000	1,945,586
3.5% 9/15/25	1,000,000	990,644
3% 10/31/25	2,000,000	1,956,601
0.38% 11/30/25	2,000,000	1,824,961
0.38% 1/31/26	1,000,000	908,047
4% 2/15/26	1,000,000	1,004,258
0.5% 2/28/26	4,000,000	3,636,641
2.38% 4/30/26	2,000,000	1,918,828
0.75% 5/31/26	2,000,000	1,819,766
1.5% 8/15/26	2,000,000	1,856,992
1.63% 10/31/26	4,000,000	3,717,109
2% 11/15/26	1,500,000	1,411,289
1.88% 2/28/27	2,000,000	1,866,680
0.5% 8/31/27	2,000,000	1,743,828
2.25% 11/15/27	2,000,000	1,881,914

Total U.S. Treasuries (Cost $77,810,184)		74,873,929
Cash Equivalents - 3.8%

U.S. Treasury Bills, 4.07% to 4.98%, 4/25/23
to 7/25/23(e)	4,000,000	3,953,301
JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45%(f)	3,830,723	3,830,723

Total Cash Equivalents (Cost $7,782,743)		7,784,024
Total Investments in Securities (Cost $172,238,638)		205,025,818
Other Assets Less Other Liabilities - 0.2%		463,280
Net Assets - 100%		205,489,098

Net Asset Value Per Share - Investor Class		15.69
Net Asset Value Per Share - Institutional Class		15.71

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(e)	Interest rates presented represent the effective yield at March 31, 2023.
(f)	Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

38 2023 Annual Report

CORE PLUS INCOME FUND
Schedule of Investments
March 31, 2023

Corporate Bonds - 15.5%
	$ Principal
	Amount	$ Value
Abercrombie & Fitch Management Co.
8.75% 7/15/25^ (a)	1,428,000	1,440,322
Ally Financial, Inc.
8% 11/1/31	2,000,000	2,101,722
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	1,000,000	918,579
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	3,300,000	3,251,628
5.75% 4/20/29(a)	1,000,000	960,301
Ares Capital Corp.
2.88% 6/15/28	1,000,000	823,288
Ashtead Capital, Inc.
4.38% 8/15/27(a)	1,000,000	958,932
4% 5/1/28(a)	1,070,000	994,990
2.45% 8/12/31(a)	500,000	394,338
5.55% 5/30/33(a)	250,000	247,269
AT&T, Inc.
6.8% 5/15/36	713,000	771,885
Axalta Coating Systems LLC
3.38% 2/15/29(a)	624,000	535,419
Bath & Body Works, Inc.
6.95% 3/1/33	3,675,000	3,254,580
6.88% 11/1/35	301,000	271,619
6.75% 7/1/36	2,756,000	2,466,041
Berkshire Hathaway Finance Corp.
4.25% 1/15/49	500,000	461,920
Broadcom, Inc.
3.42% 4/15/33(a)	350,000	293,097
3.14% 11/15/35(a)	1,014,000	780,615
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,401,041
Carlisle Cos., Inc.
3.5% 12/1/24	532,000	520,359
3.75% 12/1/27	500,000	475,739
CDW LLC / CDW Finance Corp.
4.25% 4/1/28	4,000,000	3,731,203
3.28% 12/1/28	1,000,000	882,775
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.2% 3/15/28	650,000	615,580
Choice Hotels International, Inc.
3.7% 1/15/31	250,000	221,957
Cinemark USA, Inc.
5.88% 3/15/26^ (a)	500,000	472,165
5.25% 7/15/28^ (a)	3,000,000	2,598,450
Compass Group Diversified Holdings LLC
5.25% 4/15/29(a)	2,081,000	1,834,849
Cox Communications, Inc.
3.5% 8/15/27(a)	842,000	796,861
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	512,000	503,725
4.75% 10/20/28(a)	1,100,000	1,062,433
Devon Energy Corp.
5.25% 10/15/27	325,000	325,213
4.5% 1/15/30	920,000	879,517
Diamondback Energy, Inc.
3.25% 12/1/26	75,000	71,110
3.5% 12/1/29	100,000	91,492
Dick's Sporting Goods, Inc.
3.15% 1/15/32	1,700,000	1,398,232
Dow Chemical Co. (The)
4.25% 10/1/34	1,052,000	979,464
Drax Finco PLC
6.63% 11/1/25(a) (b)	1,000,000	985,340
Element Fleet Management Corp.
3.85% 6/15/25(a) (b)	1,000,000	955,519
Energy Transfer LP
2.9% 5/15/25	500,000	476,750
Enterprise Products Operating LLC
4.45% 2/15/43	990,000	882,294
EPR Properties (EPR)
4.75% 12/15/26	1,250,000	1,090,616
4.5% 6/1/27	1,330,000	1,103,695
4.95% 4/15/28	830,000	693,905
3.6% 11/15/31	350,000	262,362
Essential Properties LP
2.95% 7/15/31	3,650,000	2,684,407
Expedia Group, Inc.
3.8% 2/15/28	484,000	458,903
3.25% 2/15/30	90,000	78,099
Gap, Inc. (The)
3.88% 10/1/31(a)	106,000	73,646
Hercules Capital, Inc.
2.63% 9/16/26	1,000,000	847,451
Highwoods Realty LP
3.88% 3/1/27	750,000	680,262
3.05% 2/15/30	1,600,000	1,263,535
2.6% 2/1/31	500,000	336,732
Host Hotels & Resorts LP
Series H 3.38% 12/15/29	612,000	518,384
Indiana Bell Telephone Co., Inc.
7.3% 8/15/26	535,000	564,744
International Flavors & Fragrances, Inc. (IFF)
4.45% 9/26/28	1,662,000	1,582,283
5% 9/26/48	1,500,000	1,282,157
JPMorgan Chase & Co.
0.65% 9/16/24 Floating Rate (Qtrly SOFR + 60)	1,000,000	977,800
Kilroy Realty, LP
2.65% 11/15/33	280,000	174,223
Kite Realty Group Trust (KRG)
4.75% 9/15/30	695,000	629,131
Lennar Corp.
4.75% 5/30/25	622,000	613,176
Lexington Realty Trust
2.7% 9/15/30	500,000	406,755
Lumen Technologies, Inc.
4% 2/15/27(a)	3,200,000	2,114,928
Markel Corp.
3.5% 11/1/27	550,000	523,718
Marriott International, Inc.
Series HH 2.85% 4/15/31	500,000	426,254
Masonite International Corp.
5.38% 2/1/28(a)	646,000	617,847
3.5% 2/15/30(a)	200,000	166,087
MasTec, Inc.
4.5% 8/15/28(a)	1,500,000	1,387,797
Micron Technology, Inc.
4.19% 2/15/27	500,000	484,155
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,534,233	1,530,804

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 39

	$ Principal
	Amount	$ Value
MPLX LP
4.88% 6/1/25	190,000	188,712
4% 3/15/28	85,000	81,406
4.8% 2/15/29	250,000	247,903
4.7% 4/15/48	551,000	463,558
OneMain Finance Corp.
3.88% 9/15/28	1,994,000	1,582,987
5.38% 11/15/29	3,303,000	2,782,117
Oracle Corp.
4.13% 5/15/45	1,000,000	786,717
3.6% 4/1/50	470,000	333,849
PDC Energy, Inc.
6.13% 9/15/24	407,000	405,779
5.75% 5/15/26	2,827,000	2,755,830
Phillips Edison Grocery Center Operating Partnership I LP
2.63% 11/15/31	1,100,000	826,135
Physicians Realty LP
4.3% 3/15/27	1,271,000	1,228,162
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	798,000	714,342
4.3% 1/31/43	75,000	56,088
Realty Income Corp.
4.85% 3/15/30	1,000,000	986,153
RELX Capital, Inc.
4% 3/18/29	500,000	482,423
4.75% 5/20/32	250,000	247,679
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.88% 3/1/31(a)	200,000	166,027
4% 10/15/33(a)	1,450,000	1,152,714
STORE Capital Corp.
4.5% 3/15/28	503,000	451,016
4.63% 3/15/29	500,000	444,425
2.7% 12/1/31	1,250,000	902,619
Take Two Interactive Software, Inc.
3.7% 4/14/27	1,000,000	967,826
Tempur Sealy International, Inc.
4% 4/15/29(a)	400,000	352,456
3.88% 10/15/31(a)	1,500,000	1,254,045
T-Mobile USA, Inc.
2.63% 4/15/26	250,000	233,573
3.38% 4/15/29	4,000,000	3,650,350
Twilio, Inc.
3.88% 3/15/31	300,000	254,841
United Wholesale Mortgage LLC
5.75% 6/15/27(a)	200,000	178,188
VICI Properties LP
4.95% 2/15/30	500,000	469,688
VICI Properties LP/VICI Note Co., Inc.
4.13% 8/15/30(a)	1,120,000	990,289
VistaJet Malta Finance PLC/XO Management Holding, Inc.
7.88% 5/1/27(a) (b)	600,000	580,779
6.38% 2/1/30(a) (b)	100,000	89,225
Vontier Corp.
2.95% 4/1/31	100,000	80,139

Total Corporate Bonds (Cost $99,600,789)		93,050,509

Corporate Convertible Bonds - 0.3%

Redwood Trust, Inc.
4.75% 8/15/23	850,000	835,125
5.63% 7/15/24	700,000	665,545
5.75% 10/1/25	500,000	453,739

Total Corporate Convertible Bonds (Cost $2,006,700)		1,954,409

Asset-Backed Securities - 28.9%

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A – 1.08% 4/15/27(a)	76,189	75,599
ACM Auto Trust (ACM)
Series 2023-1A Class B – 7.26% 1/22/30(a)	2,550,000	2,540,371
Series 2023-1A Class C – 8.59% 1/22/30(a)	2,500,000	2,494,048
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D – 1.77% 12/14/26(a)	2,600,000	2,501,960
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-3 Class D – 1.49% 9/18/26	1,250,000	1,149,149
Series 2022-1 Class C – 2.98% 9/20/27	450,000	421,890
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A – 1.19% 1/15/27(a)	39,717	38,501
Series 2022-2A Class C – 9.84% 3/15/29(a)	1,000,000	1,035,830
Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A – 6.63% 7/15/26(a)	1,917,071	1,915,194
Series 2023-1 Class B – 7.12% 3/15/27(a)	1,500,000	1,498,788
CFMT LLC (CFMT)
Series 2021-AL1 Class B – 1.39% 9/22/31(a)	783,753	752,951
Drive Auto Receivables Trust (DART)
Series 2021-1 Class D – 1.45% 1/16/29	610,000	573,995
DT Auto Owner Trust (DTAOT)
Series 2019-3A Class D – 2.96% 4/15/25(a)	591,233	585,618
Exeter Automobile Receivables Trust (EART)
Series 2021-4A Class C – 1.46% 10/15/27	1,145,000	1,091,347
First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A – 2.03% 1/15/27(a)	240,066	233,355
Series 2022-2A Class D – 8.71% 10/16/28(a)	1,000,000	1,054,228
Flagship Credit Auto Trust (FCAT)
Series 2021-1 Class E – 2.72% 4/17/28(a)	1,500,000	1,328,792
Series 2021-2 Class C – 1.27% 6/15/27(a)	2,100,000	1,961,276
Series 2021-3 Class C – 1.46% 9/15/27(a)	255,000	235,491
Series 2021-4 Class D – 2.26% 12/15/27(a)	350,000	311,321
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 – 4.49% 3/16/26(a)	445,504	442,089
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class B – 3.16% 6/16/25(a)	233,724	233,049
Series 2021-1A Class C – 1.2% 1/15/27(a)	414,666	408,475
Series 2021-2A Class D – 1.42% 4/15/27(a)	405,000	374,213
Series 2021-3A Class C – 1.11% 9/15/26(a)	800,000	758,204
Series 2021-4A Class D – 2.48% 10/15/27(a)	455,000	416,077
JPMorgan Chase Bank NA (CACLN)
Series 2020-1 Class D – 1.89% 1/25/28(a)	68,415	67,734
Series 2020-1 Class F – 6.68% 1/25/28(a)	1,967,000	1,960,404
Series 2021-2 Class E – 2.28% 12/26/28(a)	352,786	339,424
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A – 1.3% 8/17/26(a)	573,317	556,521
Series 2021-1A Class D – 3.99% 11/15/29(a)	3,740,000	3,344,376
Series 2022-1A Class B – 5.87% 9/15/27(a)	1,720,000	1,710,185
Series 2022-1A Class C – 6.85% 4/15/30(a)	2,000,000	1,982,854
Series 2023-1A Class D – 7.3% 6/17/30(a)	3,000,000	3,019,052

The accompanying notes form an integral part of these financial statements.

40 2023 Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
March 31, 2023

	$ Principal
	Amount	$ Value
Lendbuzz Securitization Trust (LBST)
Series 2023-1A Class A2 – 6.92% 8/15/28(a)	5,000,000	5,008,633
OneMain Direct Auto Receivables Trust (ODART)
Series 2022-1A Class C – 1.42% 7/14/28(a)	4,000,000	3,577,852
Prestige Auto Receivables Trust (PART)
Series 2022-1A Class C – 7.09% 8/15/28(a)	1,000,000	1,015,744
Santander Bank NA (SBCLN)
Series 2021-1A Class C – 3.27% 12/15/31(a)	254,520	244,637
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class C – 2.85% 3/25/26(a) (b)	105,446	104,750
Tricolor Auto Securitization Trust (TCAST)
Series 2023-1A Class A – 6.48% 8/17/26(a)	1,940,252	1,939,989
Series 2023-1A Class B – 6.84% 11/16/26(a)	1,480,000	1,481,726
United Auto Credit Securitization Trust (UACST)
Series 2023-1 Class A – 5.57% 7/10/25(a)	819,800	819,048
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-1A Class C – 0.95% 3/16/26(a)	540,000	521,667

		52,126,407
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class B1 – 7.16% 1/20/32 Floating Rate
(Qtrly LIBOR + 235)(a) (b) (c)	1,000,000	974,223
ABPCI Direct Lending Fund CLO XI LP (ABPCI)
Series 2022-11A Class B1 – 7.66% 10/27/34 Floating
Rate (TSFR3M + 360)(a) (b) (c)	1,500,000	1,487,667
ABPCI Direct Lending Fund CLO XII Ltd. (ABPCI)
Series 2023-12A Class B – 8.3% 4/29/35 Floating Rate
(TSFR3M + 350)(a) (b) (c)	2,000,000	1,994,372
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class B – 6.76% 10/20/33 Floating Rate
(Qtrly LIBOR + 195)(a) (c)	3,000,000	2,781,162
AUF Funding LLC (AUF)
Series 2022-1A Class B1 – 8.31% 1/20/31 Floating Rate
(TSFR3M + 375)(a) (c)	1,500,000	1,494,723
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 – 6.29% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	1,000,000	966,699
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR – 6.88% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	1,023,417	1,001,801
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class B – 6.86% 4/20/33 Floating Rate
(Qtrly LIBOR + 205)(a) (b) (c)	1,800,000	1,687,635
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A1R – 7.12% 1/15/31 Floating Rate
(TSFR3M + 280)(a) (b) (c)	2,500,000	2,496,375
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class B – 6.77% 10/20/30 Floating Rate
(TSFR3M + 310)(a) (b) (c)	1,000,000	994,453
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class B – 7.34% 10/15/31 Floating Rate
(Qtrly LIBOR + 255)(a) (b) (c)	500,000	489,587
Series 2020-1A Class C – 8.49% 10/15/31 Floating Rate
(Qtrly LIBOR + 370)(a) (b) (c)	500,000	487,179
Series 2020-2A Class A – 6.69% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	495,000	490,009
Series 2020-2A Class B – 7.39% 10/15/32 Floating Rate
(Qtrly LIBOR + 260)(a) (b) (c)	500,000	488,096
Series 2021-2A Class B – 6.69% 4/22/33 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	1,500,000	1,416,015
Series 2021-6A Class B – 6.54% 11/22/33 Floating Rate
(Qtrly LIBOR + 175)(a) (b) (c)	1,650,000	1,633,513
Series 2022-1A Class A2 – 4.02% 4/15/34(a)	1,750,000	1,612,167
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 – 6.32% 10/24/33 Floating
Rate (Qtrly LIBOR + 150)(a) (b) (c)	1,000,000	968,768
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 – 6.39% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	1,000,000	971,591
Series 2021-2A Class C – 7.69% 1/15/34 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	2,300,000	2,144,973
Series 2022-1A Class A1 – 6.61% 7/15/33 Floating Rate
(TSFR3M + 195)(a) (b) (c)	750,000	737,393
Series 2023-1A Class B1 – 8.64% 4/15/35 Floating Rate
(TSFR3M + 390)(a) (b) (c)	2,500,000	2,492,220
Series 2023-1A Class C – 9.99% 4/15/35 Floating Rate
(TSFR3M + 525)(a) (b) (c)	1,500,000	1,483,008
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR – 6.34% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,452,116
Series 2021-15A Class B – 6.67% 4/25/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	1,500,000	1,404,574
Series 2023-21A Class AT – 7.32% 1/21/35 Floating Rate
(TSFR3M + 265)(a) (c)	2,000,000	1,978,542
Series 2023-21A Class C – 9.57% 1/21/35 Floating Rate
(TSFR3M + 490)(a) (c)	1,000,000	979,429
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR – 7.71% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	963,811
Series 2021-54A Class B – 6.66% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	500,000	468,379
Series 2021-54A Class C – 7.46% 8/5/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	1,000,000	927,078
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 – 8.16% 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	998,693
Guggenheim MM CLO Ltd. (GUGG)
Series 2021-4A Class B – 7.04% 1/15/34 Floating Rate
(Qtrly LIBOR + 225)(a) (b) (c)	2,500,000	2,337,378
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR – 6.27% 4/23/34 Floating Rate
(Qtrly SOFR + 162)(a) (b) (c)	1,500,000	1,446,995
KKR Lending Partners III CLO LLC (KKRLP)
Series 2021-1A Class B – 6.71% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	3,000,000	2,880,669
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B – 7.24% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,245,299
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class BR – 6.84% 7/15/33 Floating
Rate (Qtrly LIBOR + 205)(a) (b) (c)	2,500,000	2,397,260
Monroe Capital Funding CLO Ltd. (MCF)
Series 2023-1A Class B – 8.33% 4/15/35 Floating Rate
(TSFR3M + 350)(a) (c)	1,500,000	1,495,281
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class C – 7.79% 9/14/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	2,000,000	1,881,928
NXT Capital CLO LLC (NXT)
Series 2020-1A Class B – 7.21% 1/20/31 Floating Rate
(US0003M + 240)(a) (c)	1,400,000	1,346,568
Owl Rock CLO IX LLC (OR)
Series 2022-9A Class B – 8.68% 11/20/34 Floating Rate
(TSFR3M + 400)(a) (c)	1,000,000	992,289

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 41

	$ Principal
	Amount	$ Value
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT – 6.63% 11/20/34 Floating
Rate (TSFR3M + 250)(a) (c)	1,000,000	991,586
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 – 6.06% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (b) (c)	250,000	245,155
Series 2021-1A Class B – 6.61% 4/20/29 Floating Rate
(Qtrly LIBOR + 180)(a) (b) (c)	1,000,000	969,886
Pennantpark CLO VI LLC (PCLO)
Series 2023-6A Class B1 4/22/35 Floating Rate
(TSFR3M + 375)(a) (c)	2,000,000	1,993,280
Twin Brook CLO (TWBRK)
Series 2023-1A Class B – 7.99% 4/20/35 Floating Rate
(TSFR3M + 320)(a) (c)	1,000,000	997,228
Series 2023-1A Class C – 8.89% 4/20/35 Floating Rate
(TSFR3M + 410)(a) (c)	3,000,000	2,980,605

		64,667,658
Consumer & Specialty Finance
ACHV ABS Trust (ACHV)
Series 2023-1PL Class B – 6.8% 3/18/30(a)	1,000,000	999,415
Affirm Asset Securitization Trust (AFFRM)
Series 2021-B Class A – 1.03% 8/17/26(a)	1,250,000	1,195,486
Series 2022-Z1 Class A – 4.55% 6/15/27(a)	941,123	927,227
Bankers Healthcare Group Securitization Trust (BHG)
Series 2023-A Class A – 5.55% 4/17/36(a)	1,000,000	992,808
Series 2020-A Class A – 2.56% 9/17/31(a)	168,987	165,362
Series 2021-A Class A – 1.42% 11/17/33(a)	246,087	230,414
Series 2022-B Class B – 4.84% 6/18/35(a)	1,498,342	1,444,680
Conn's Receivables Funding LLC (CONN)
Series 2021-A Class B – 2.87% 5/15/26(a)	1,357,990	1,344,977
Series 2022-A Class A – 5.87% 12/15/26(a)	261,240	261,072
Driven Brands Funding LLC (HONK)
Series 2019-2A Class A2 – 3.98% 10/20/49(a)	483,750	441,649
Foundation Finance Trust (FFIN)
Series 2019-1A Class A – 3.86% 11/15/34(a)	94,931	93,235
Series 2021-1A Class B – 1.87% 5/15/41(a)	3,421,000	2,959,017
FREED ABS Trust (FREED)
Series 2022-1FP Class C – 2.51% 3/19/29(a)	2,530,000	2,397,940
Series 2022-3FP Class B – 5.79% 8/20/29(a)	1,500,000	1,490,476
Series 2022-4FP Class C – 8.59% 12/18/29(a)	2,000,000	2,021,179
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class B – 4.22% 2/25/39(a)	203,290	195,923
Jersey Mike's Funding (JMIKE)
Series 2019-1A Class A2 – 4.43% 2/15/50(a)	992,500	925,113
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A – 6.56% 2/15/30(a)	1,705,756	1,700,520
LendingPoint Asset Securitization Trust (LDPT)
Series 2020-REV1 Class A – 2.73% 10/15/28(a)	950,763	940,972
LP LMS Asset Securitization Trust (LPMS)
Series 2023-1A Class A – 8.18% 10/17/33(a)	4,000,000	3,990,156
Marlette Funding Trust (MFT)
Series 2023-1A Class A – 6.07% 4/15/33(a)	1,750,000	1,749,605
Series 2021-2A Class B – 1.06% 9/15/31(a)	367,615	360,111
Series 2022-1A Class A – 1.36% 4/15/32(a)	238,835	236,199
Octane Receivables Trust (OCTL)
Series 2020-1A Class B – 1.98% 6/20/25(a)	4,190,000	4,075,362
Series 2021-1A Class B – 1.53% 4/20/27(a)	700,000	650,397
Series 2022-1A Class A2 – 4.18% 3/20/28(a)	493,040	484,818
Pagaya AI Debt Selection Trust (PAID)
Series 2021 Class B – 1.82% 1/16/29(a)	440,388	408,398
Series 2021-1 Class A – 1.18% 11/15/27(a)	170,353	168,976
Pagaya AI Debt Trust (PAID)
Series 2022-2 Class A – 4.97% 1/15/30(a)	974,790	960,913
Series 2022-3 Class A – 6.06% 3/15/30(a)	1,877,066	1,865,988
Series 2022-5 Class A – 8.1% 6/17/30(a)	1,378,604	1,392,977
Series 2023-1 Class A – 7.56% 7/15/30(a)	3,000,000	3,002,394
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class B – 2.82% 5/20/36(a)	129,241	123,920
Theorem Funding Trust (THRM)
Series 2021-1A Class A – 1.21% 12/15/27(a)	281,287	277,928
Series 2021-1A Class B – 1.84% 12/15/27(a)	1,000,000	947,319
Series 2022-2A Class B – 9.27% 12/15/28(a)	1,000,000	1,022,442
Series 2022-3A Class A – 7.6% 4/15/29(a)	814,814	821,416
Upstart Securitization Trust (UPST)
Series 2021-1 Class B – 1.89% 3/20/31(a)	189,381	187,007
Series 2021-1 Class C – 4.06% 3/20/31(a)	250,000	233,697
Series 2021-2 Class A – 0.91% 6/20/31(a)	24,558	24,341
Zaxby's Funding LLC (ZAXBY)
Series 2021-1A Class A2 – 3.24% 7/30/51(a)	1,231,250	1,036,012

		44,747,841
Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class B – 1.38% 2/22/27(a)	1,035,000	977,265
Series 2021-1A Class D – 2.3% 11/22/27(a)	500,000	462,311
CCG Receivables Trust (CCG)
Series 2019-2 Class B – 2.55% 3/15/27(a)	250,822	249,915
Dext ABS LLC (DEXT)
Series 2020-1 Class B – 1.92% 11/15/27(a)	800,000	776,092
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class D – 2.86% 10/15/24(a)	500,000	496,528
SCF Equipment Leasing LLC (SCFET)
Series 2019-2A Class A2 – 2.47% 4/20/26(a)	68,209	67,552

		3,029,663
Other
Monroe Capital ABS Funding II Ltd. (MCF)
Series 2023-1A Class D – 10.2% 4/22/33(a)	3,500,000	3,437,527
Oxford Finance Funding Trust (OFFT)
Series 2023-1A Class A2 – 6.72% 2/15/31(a)	5,000,000	5,002,879
		8,440,406

Total Asset-Backed Securities (Cost $176,451,276)		173,011,975

Commercial Mortgage-Backed Securities - 7.0%

Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2019-FL2 Class B – 6.69% 9/15/34 Floating Rate
(TSFR1M + 186)(a) (b)	2,340,000	2,317,725
Series 2019-FL2 Class C – 7.09% 9/15/34 Floating Rate
(TSFR1M + 226)(a) (b)	4,721,333	4,612,516
AREIT Trust (AREIT)
Series 2021-CRE5 Class A – 5.79% 11/17/38 Floating
Rate (Mthly LIBOR + 108)(a)	713,325	699,229
BDS Ltd. (BDS)
Series 2020-FL6 Class C – 6.92% 9/15/35 Floating
Rate (SOFR30A + 236)(a) (b)	335,074	320,867
Series 2021-FL10 Class C – 7.06% 12/16/36 Floating
Rate (Mthly LIBOR + 230)(a) (b)	1,250,000	1,185,783

The accompanying notes form an integral part of these financial statements.

42 2023 Annual Report

CORE PLUS INCOME FUND (CONTINUED)

Schedule of Investments

March 31, 2023

	$ Principal
	Amount	$ Value
BFLD Trust (BFLD)
Series 2020-OBRK Class A – 6.99% 11/15/28 Floating
Rate (Mthly LIBOR + 205)(a)	940,000	931,752
BPCRE Ltd. (BPCRE)
Series 2022-FL2 Class C – 9.19% 1/16/37 Floating Rate
(TSFR1M + 450)(a) (b)	2,500,000	2,473,535
BPR Trust (BPR)
Series 2021-TY Class B – 5.83% 9/15/38 Floating Rate
(US0001M + 115)(a)	3,250,000	3,052,133
BRSP, Ltd. (BRSP)
Series 2021-FL1 Class B – 6.66% 8/19/38 Floating Rate
(US0001M + 190)(a) (b)	1,100,000	1,051,541
FS Rialto Issuer LLC (FSRI)
Series 2022-FL7 Class A – 7.59% 10/19/39 Floating
Rate (TSFR1M + 290)(a)	1,000,000	996,392
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A – 6.01% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	1,318,821	1,307,146
HERA Commercial Mortgage, Ltd. (HCM)
Series 2021-FL1 Class C – 6.71% 2/18/38 Floating Rate
(US0001M + 195)(a) (b)	650,000	604,154
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 – 5.78% 6/16/36 Floating
Rate (Mthly LIBOR + 105)(a) (b)	721,474	699,933
Series 2021-FL1 Class AS – 6.13% 6/16/36 Floating Rate
(Mthly LIBOR + 140)(a) (b)	2,000,000	1,932,808
Series 2021-FL1 Class B – 6.33% 6/16/36 Floating Rate
(Mthly LIBOR + 160)(a) (b)	5,100,000	4,903,716
Series 2021-FL1 Class C – 6.43% 6/16/36 Floating Rate
(US0001M + 170)(a) (b)	450,000	422,324
Series 2021-FL2 Class D – 6.88% 9/17/36 Floating Rate
(Mthly LIBOR + 215)(a) (b)	1,000,000	927,895
Hilton USA Trust (HILT)
Series 2016-SFP Class E – 5.52% 11/5/35(a)	840,000	754,818
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class B – 7.57% 10/15/39 Floating
Rate (TSFR1M + 274)(a)	1,000,000	982,275
KREF Ltd. (KREF)
Series 2021-FL2 Class B – 6.36% 2/15/39 Floating Rate
(Mthly LIBOR + 165)(a) (b)	2,500,000	2,333,512
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class C – 7.23% 5/15/28 Floating
Rate (Mthly LIBOR + 255)(a) (b)	1,000,000	1,006,192
Series 2018-CRE1 Class D – 7.63% 5/15/28 Floating
Rate (US0001M + 295)(a) (b)	1,000,000	1,006,123
MF1 Multifamily Housing Mortgage Loan Trust (MFHM)
Series 2021-FL5 Class AS – 5.97% 7/15/36 Floating
Rate (TSFR1M + 131)(a) (b)	3,575,000	3,465,348
PFP Ltd. (PFP)
Series 2022-9 Class A – 6.93% 8/19/35 Floating Rate
(TSFR1M + 218)(a) (b)	750,000	745,628
STWD Ltd. (STWD)
Series 2022-FL3 Class B – 6.51% 11/15/38 Floating Rate
(SOFR 30 Day Avg. + 195)(a) (b)	2,500,000	2,399,725
VMC Finance LLC (VMC)
Series 2021-FL4 Class A – 5.86% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	989,487	958,101

Total Commercial Mortgage-Backed Securities (Cost $42,843,696)		42,091,171
Mortgage-Backed Securities - 0.8%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 5026 Class DH – 1.75% 9/25/43	459,865	417,755
Series 4949 Class BC – 2.25% 3/25/49	251,273	225,264

Pass-Through Securities
Pool# C91945 – 3% 8/1/37	253,487	238,090
		881,109
Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2013-130 Class CA – 2.5% 6/25/43	108,356	101,119
Series 2013-130 Class CD – 3% 6/25/43	197,012	187,733

Pass-Through Securities
Pool# 932836 – 3% 12/1/25	10,669	10,434
Pool# 468516 – 5.17% 6/1/28	202,210	204,804
Pool# MA3443 – 4% 8/1/48	103,589	100,437
Pool# FM5733 – 2% 1/1/51	1,244,446	1,043,152
		1,647,679
Government National Mortgage Association
Collateralized Mortgage Obligations
Series 2021-29 Class CY – 3% 9/20/50	1,000,000	844,515
Series 2018-52 Class AE – 2.75% 5/16/51	83,061	77,339
		921,854
Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 – 3% 3/25/47(a) (c)	44,068	40,630
JPMorgan Mortgage Trust (JPMMT)
Series 2016-3 Class A – 2.98% 10/25/46(a) (c)	59,313	55,087
Series 2017-3 Class A – 2.5% 8/25/47(a) (c)	65,267	56,791
Series 2018-6 Class 2A2 – 3% 12/25/48(a) (c)	23,454	21,960
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 – 2.5% 7/25/51(a) (c)	1,509,549	1,309,386
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A – 4.5% 8/25/49(a) (c)	13,926	13,709

Pass-Through Securities
Greenpoint Mortgage Pass-Through Certificates (GMSI)
Series 2003-1 Class A1 – 4.36% 10/25/33(c)	32,282	29,783
		1,527,346

Total Mortgage-Backed Securities (Cost $5,762,130)		4,977,988

Municipal Bonds - 0.2%

Detroit, MI City School District General Obligation SBLF,
6.65% 5/1/29	460,000	509,488
Village of Rosemont IL General Obligation BAM, 5.38%
12/1/23	470,000	470,243

Total Municipal Bonds (Cost $1,044,450)		979,731

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 43

U.S. Treasuries - 39.7%
	$ Principal
	Amount	$ Value
U.S. Treasury Bonds
3.5% 2/15/39	2,100,000	2,076,990
1.88% 2/15/41	11,500,000	8,610,850
1.75% 8/15/41	4,000,000	2,899,375
2% 11/15/41	7,500,000	5,666,455
2.38% 2/15/42	12,000,000	9,656,484
3.25% 5/15/42	15,000,000	13,848,047
4% 11/15/42	10,500,000	10,788,750
3.88% 2/15/43	1,000,000	1,009,141
3.13% 2/15/43	15,000,000	13,499,708
3.63% 8/15/43	4,000,000	3,885,938
3.63% 2/15/44	8,500,000	8,229,394
3.38% 5/15/44	13,500,000	12,566,602
3.13% 8/15/44	18,500,000	16,520,644
3% 11/15/44	13,000,000	11,349,609
2.5% 2/15/45	8,000,000	6,389,844
2.5% 5/15/46	8,400,000	6,676,687
2.25% 8/15/46	2,500,000	1,888,672
3% 2/15/47	1,000,000	870,977
U.S. Treasury Notes
2.5% 8/15/23	2,500,000	2,478,366
2.75% 8/31/23	5,000,000	4,960,451
2.88% 10/31/23	5,000,000	4,948,967
2.75% 11/15/23	11,000,000	10,862,397
2.88% 11/30/23	2,000,000	1,976,079
2.75% 2/15/24	13,000,000	12,782,689
2.25% 3/31/24	6,000,000	5,861,767
2.25% 2/15/27	3,500,000	3,317,002
2.38% 5/15/27	3,000,000	2,850,527
2.25% 8/15/27	3,000,000	2,831,074
1.13% 2/29/28	6,500,000	5,774,463
1.25% 5/31/28	8,000,000	7,116,094
1.25% 9/30/28	7,000,000	6,178,730
1.5% 11/30/28	3,000,000	2,676,855
1.88% 2/28/29	3,500,000	3,180,693
1.75% 11/15/29	3,000,000	2,695,137
1.5% 2/15/30	5,250,000	4,604,004
0.88% 11/15/30	8,000,000	6,625,156
1.13% 2/15/31	4,500,000	3,790,811
1.38% 11/15/31	5,500,000	4,643,848
1.88% 2/15/32	1,000,000	877,930

Total U.S. Treasuries (Cost $252,748,012)		237,467,207

Non-Convertible Preferred Stocks - 0.1%
	Shares	$ Value

Qurate Retail, Inc. 8.00% 3/15/31 (Cost $2,672,824)	27,800	814,818

Cash Equivalents - 7.0%
	$ Principal
	Amount	$ Value

JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45% (Cost
$41,710,247) (d)	41,710,247	41,710,247

Short-Term Securities Held as Collateral for Securities on Loan - 0.5%

	Shares	$ Value
Citibank N.A. DDCA
4.82%	275,908	275,908
Goldman Sachs Financial Square Government Fund
Institutional Class – 4.72%	2,483,168	2,483,167

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $2,759,075)		2,759,075
Total Investments in Securities (Cost $627,599,199)		598,817,130
Cash due to Custodian - 0.0%		(98)
Other Liabilities in Excess of Other Assets - 0.0%		(241,185)
Net Assets - 100%		598,575,847

Net Asset Value Per Share - Investor Class		9.76
Net Asset Value Per Share - Institutional Class		9.76

^	This security or a partial position of this security was on loan as of March 31, 2023. The total value of securities on loan as of March 31, 2023 was $2,702,152.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

44 2023 Annual Report

NEBRASKA TAX-FREE INCOME FUND

Schedule of Investments

March 31, 2023

Municipal Bonds - 90.8%
	% of Net	$ Principal
	Assets	Amount	$ Value

California	0.7
San Diego County Regional Airport Authority Revenue
Series B 5% 7/1/25		200,000	207,426

Colorado	0.3
Colorado Bridge Enterprise Revenue 4% 12/31/23		100,000	100,886

Florida	0.7
State of Florida General Obligation 4% 6/1/36		200,000	203,741

Nebraska	83.3
Ashland-Greenwood Public Schools General Obligation
3% 12/15/42		100,000	81,555
Cass County School District No. 22 General Obligation
2.05% 12/15/25		375,000	366,938
2.2% 12/15/26		250,000	244,471
City of Bellevue NE General Obligation Series A 3%
9/15/32		500,000	501,411
City of Blair NE Water System Revenue
AMT,
2.65% 12/15/24		100,000	98,193
2.85% 12/15/25		100,000	97,977
3% 12/15/26		100,000	97,585
3.1% 12/15/27		100,000	96,975
3.2% 12/15/28		100,000	96,914
City of Columbus NE Combined Utilities System Revenue
4% 6/15/33		200,000	214,134
AGM,
4% 12/15/26		100,000	105,572
4% 12/15/27		100,000	104,993
City of Columbus NE General Obligation
3% 12/15/29		150,000	151,294
3% 12/15/30		150,000	150,784
City of Grand Island NE Combined Utility System Revenue
Series A AGM,
4% 8/15/35		205,000	215,559
4% 8/15/36		125,000	129,443
City of Grand Island NE General Obligation
3% 11/15/27		150,000	151,501
3% 11/15/30		150,000	150,850
City of Gretna NE Certificates of Participation 4%
12/15/25		500,000	509,325
City of Lincoln NE Electric System Revenue 3% 9/1/28		30,000	30,312
City of Lincoln NE General Obligation 5% 5/15/23		135,000	135,359
City of Norfolk NE General Obligation 3.38% 5/15/34		500,000	502,230
City of Omaha NE General Obligation
Series A
4% 4/15/23		185,000	185,079
4% 1/15/33		260,000	276,889
3% 4/15/35		100,000	97,805
Series A Class A –
3% 4/15/34		100,000	99,079
City of Omaha NE Sewer Revenue
5% 4/1/26		250,000	268,911
4% 4/1/31		350,000	361,937
Series A
4% 4/1/34		100,000	106,416
County of Kearney NE General Obligation 4% 6/1/23		200,000	200,341
County of Saline NE Revenue 3% 2/15/31		200,000	193,560
County of Sarpy NE Certificates of Participation 1.75%
6/15/26		500,000	482,939
County of Seward NE General Obligation 3% 12/15/30		605,000	610,053
Cozad City School District General Obligation 4% 6/15/26		250,000	260,276
Dawson County Public Power District Revenue
Series A
2% 6/15/26		170,000	167,272
2.1% 6/15/27		105,000	104,091
Series B
2.5% 6/15/28		135,000	135,012
3% 6/15/29		245,000	245,089
3% 6/15/30		355,000	355,133
Dodge County School District No. 595 General Obligation
1.9% 6/15/32		200,000	179,032
Douglas County Hospital Authority No. 2 Revenue
5% 5/15/26		500,000	505,806
5% 5/15/30		140,000	150,210
4% 5/15/32		700,000	716,198
Douglas County School District No. 59 NE General
Obligation 3% 12/15/32		100,000	96,716
Kearney School District General Obligation 3% 12/15/24		250,000	251,013
Lancaster County School District 001 General Obligation
5% 1/15/24		50,000	50,927
4% 1/15/33		250,000	261,651
Lincoln Airport Authority Revenue AMT, 5% 7/1/27		150,000	160,459
Lincoln-Lancaster County Public Building Commission
Revenue 3% 12/1/25		500,000	505,488
Madison County Hospital Authority No. 1 Revenue
5% 7/1/23		250,000	250,853
5% 7/1/35		140,000	143,841
Metropolitan Utilities District of Omaha Gas System
Revenue 4% 12/1/27		450,000	460,778
Municipal Energy Agency of Nebraska Revenue 5%
4/1/27		350,000	378,675
Nebraska Cooperative Republican Platte Enhancement
Project Revenue Series A 2% 12/15/29		250,000	235,818
Nebraska Educational Health Cultural & Social Services
Finance Authority Revenue 4% 1/1/34		110,000	114,131
Nebraska Investment Finance Authority Revenue
Series A
2.05% 9/1/24		120,000	118,216
Series B
1.35% 9/1/26		200,000	188,778
Series C
2% 9/1/35		325,000	269,736
Nebraska Public Power District Revenue
Series C
5% 1/1/32		65,000	68,524
5% 1/1/35		480,000	502,535
Nebraska State College Facilities Corp. Revenue AGM,
4% 7/15/28		750,000	786,536
Omaha Public Facilities Corp. Revenue
4% 6/1/28		585,000	609,626
Series A
4% 6/1/31		155,000	167,733
Series C
4% 4/1/33		340,000	362,697
4% 4/1/39		500,000	502,754
Omaha Public Power District Revenue
Series A
2.85% 2/1/27		500,000	501,748

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 45

	% of Net	$ Principal
	Assets	Amount	$ Value
Series C
5% 2/1/39		150,000	154,570
Omaha School District General Obligation
5% 12/15/28		130,000	134,907
5% 12/15/29		350,000	378,977
5% 12/15/31		135,000	145,387
Omaha-Douglas Public Building Commission General
Obligation Series B 5% 5/1/32		550,000	622,377
Papillion Municipal Facilities Corp. Revenue
2% 12/15/32		100,000	90,039
2% 12/15/34		200,000	173,312
Papillion-La Vista School District No. 27 General
Obligation
Series A
2.05% 12/1/24		150,000	148,149
2.2% 12/1/25		150,000	148,762
2.3% 12/1/26		275,000	274,652
Series B
4% 12/1/35		400,000	424,125
Public Power Generation Agency Revenue
5% 1/1/28		500,000	515,426
5% 1/1/32		140,000	149,409
Sarpy County School District No. 1 General Obligation 5%
12/15/29		550,000	614,458
State of Nebraska Certificates of Participation
3% 2/1/26		60,000	60,766
Series A
2% 4/1/26		150,000	146,428
University of Nebraska Facilities Corp. Revenue 5%
7/15/29		380,000	407,954
University of Nebraska Revenue
3% 7/1/25		100,000	101,263
2.5% 7/1/26		210,000	211,336
3% 7/1/27		100,000	102,989
5% 5/15/30		100,000	111,982
Upper Republican Natural Resource District Revenue
AGM,
4% 12/15/25		245,000	245,272
4% 12/15/27		395,000	395,457
Village of Boys Town NE Revenue
3% 9/1/28		700,000	713,334
3% 7/1/35		325,000	318,436
Winside Public Schools General Obligation 2% 6/15/31		350,000	312,728

			24,026,231

New Mexico	1.3
New Mexico Finance Authority Revenue Series C 4%
6/1/34		365,000	376,306

Texas	3.0
City of Austin Tx Airport System Revenue Series B AMT,
5% 11/15/26		250,000	264,990
City of Austin Tx Electric Utility Revenue Series A 5%
11/15/35		100,000	114,895
County of Bexar TX General Obligation 4% 6/15/36		500,000	505,047

			884,932
Utah	0.4
City of Salt Lake City UT Public Utilities Revenue 5%
2/1/35		100,000	112,919

Washington	1.1
Pierce County School District No. 10 Tacoma General
Obligation Series B 4% 12/1/35		100,000	105,334
Port of Seattle WA Revenue Series C 5% 5/1/26		200,000	212,495

			317,829

Total Municipal Bonds (Cost $27,102,772)			26,230,270

Cash Equivalents - 10.0%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45% (Cost
$2,902,323) (a)		2,902,323	2,902,323

Total Investments in Securities (Cost $30,005,095)			29,132,593

Other Liabilities in Excess of Other Assets - (0.8%)			(233,947)
Net Assets - 100%			28,898,646

Net Asset Value Per Share - Investor Class			9.65

(a) Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

46 2023 Annual Report

PARTNERS III OPPORTUNITY FUND

Schedule of Investments

March 31, 2023

Common Stocks - 90.8%
	% of Net
Financials	Assets	Shares	$ Value
Data Processing & Outsourced Services	13.2
Visa, Inc. - Class A		90,000	20,291,400
Mastercard, Inc. - Class A		55,000	19,987,550
Fidelity National Information Services, Inc.		260,000	14,125,800

Multi-Sector Holdings	10.1
Berkshire Hathaway, Inc. - Class B(a)		135,000	41,683,950

Property & Casualty Insurance	4.9
Markel Corp.(a)		16,000	20,438,560

	28.2		116,527,260
Communication Services

Interactive Media & Services	12.7
Alphabet, Inc. - Class C(a) (b)		280,000	29,120,000
Meta Platforms, Inc. - Class A(a)		110,000	23,313,400

Cable & Satellite	9.6
Liberty Broadband Corp.(a) (b)
Class C		180,000	14,706,000
Class A		90,000	7,390,800
Liberty Media Corp-Liberty SiriusXM(a)
Class C(b)		500,000	13,995,000
Class A		120,000	3,370,800

Alternative Carriers	3.9
Liberty Global PLC - Class C(a) (c)		800,000	16,304,000

	26.2		108,200,000
Information Technology

Application Software	6.9
CoreCard Corp.† (a)		505,000	15,215,650
Roper Technologies, Inc.		30,000	13,220,700

Systems Software	3.8
Microsoft Corp.		55,000	15,856,500

Semiconductors	3.4
Texas Instruments, Inc. (b)		75,000	13,950,750

Data Processing & Outsourced Services	1.1
Black Knight, Inc.(a)		80,000	4,604,800

	15.2		62,848,400
Consumer Discretionary

Internet & Direct Marketing Retail	5.0
Amazon.com, Inc.(a) (b)		200,000	20,658,000

Automotive Retail	4.1
CarMax, Inc.(a)		260,000	16,712,800

	9.1		37,370,800
Health Care

Health Care Services	3.3
Laboratory Corp. of America Holdings		60,000	13,765,200

Health Care Equipment	2.8
Danaher Corp.		45,000	11,341,800

	6.1		25,107,000
Industrials

Research & Consulting Services	3.0
CoStar Group, Inc.(a)		180,000	12,393,000
Materials

Specialty Chemicals	3.0
Perimeter Solutions SA(a) (c)		1,500,000	12,120,000

Total Common Stocks (Cost $227,057,346)			374,566,460

Non-Convertible Preferred Stocks - 1.4%
Qurate Retail, Inc. 8.00% 3/15/31 (Cost $17,921,852) (b)		200,000	5,862,000

Warrants - 0.0%
Perimeter Solutions SA Expires 11/8/24 (Cost $15,000) (c) (d)		1,500,000	0

Cash Equivalents - 8.1%
		$ Principal
		Amount	$ Value

U.S. Treasury Bills, 4.07% to 4.98%, 4/25/23
to 7/25/23(e)		24,000,000	23,755,472
JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45%(f)		9,856,416	9,856,416

Total Cash Equivalents (Cost $33,604,126)			33,611,888
Total Investments in Securities (Cost $278,598,324)			414,040,348
Due from Broker - 3.7%			15,458,409
Securities Sold Short - (4.0)%			(16,375,600)
Other Assets Less Other Liabilities - (0.0%)			(345,366)
Net Assets - 100%			412,777,791

Net Asset Value Per Share - Investor Class			10.55
Net Asset Value Per Share - Institutional Class			11.46
Securities Sold Short - (4.0)%		Shares	$ Value

SPDR S&P 500 ETF Trust		40,000	(16,375,600)
Total Securities Sold Short (proceeds $8,412,580)			(16,375,600)

†	Non-controlled affiliate.
(a)	Non-income producing.
(b)	Fully or partially pledged as collateral on securities sold short.
(c)	Foreign domiciled entity.
(d)	This security is classified as Level 3 within the fair value hierarchy.
(e)	Interest rates presented represent the effective yield at March 31, 2023.
(f)	Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 47

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48 2023 Annual Report

PARTNERS VALUE FUND

Schedule of Investments

March 31, 2023

Common Stocks - 95.3%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	11.1
Liberty Broadband Corp.(a)
Class C		200,000	16,340,000
Class A		100,000	8,212,000
Liberty Media Corp-Liberty SiriusXM(a)
Class C		575,000	16,094,250
Class A		190,000	5,337,100
Liberty Latin America Ltd. - Class C(a) (b)		1,425,000	11,770,500

Interactive Media & Services	8.9
Alphabet, Inc. - Class C(a)		276,000	28,704,000
Meta Platforms, Inc. - Class A(a)		85,000	18,014,900

Alternative Carriers	2.7
Liberty Global PLC - Class C(a) (b)		695,000	14,164,100

Integrated Telecommunication Services	1.6
LICT Corp.(a)		446	8,384,800

Movies & Entertainment	0.8
Live Nation Entertainment, Inc.(a)		60,000	4,200,000

	25.1		131,221,650
Financials

Data Processing & Outsourced Services	7.5
Visa, Inc. - Class A		92,500	20,855,050
Mastercard, Inc. - Class A		50,000	18,170,500

Multi-Sector Holdings	5.9
Berkshire Hathaway, Inc. - Class B(a)		100,000	30,877,000

Property & Casualty Insurance	3.2
Markel Corp.(a)		13,300	16,989,553

Insurance Brokers	2.9
Aon plc - Class A(b)		47,500	14,976,275

	19.5		101,868,378
Information Technology

Application Software	4.3
Guidewire Software, Inc.(a)		212,000	17,394,600
ACI Worldwide, Inc.(a)		181,306	4,891,636

IT Consulting & Other Services	3.1
Gartner, Inc.(a)		49,200	16,027,884

Semiconductors	3.0
Texas Instruments, Inc.		85,000	15,810,850

Data Processing & Outsourced Services	2.5
Black Knight, Inc.(a)		227,500	13,094,900

Electronic Components	1.3
Dolby Laboratories, Inc. - Class A		79,500	6,790,890

	14.2		74,010,760

Industrials

Research & Consulting Services	5.3
CoStar Group, Inc.(a)		405,000	27,884,250

Aerospace & Defense	4.7
HEICO Corp. - Class A		180,000	24,462,000

Industrial Machinery	3.2
IDEX Corp.		51,500	11,898,045
Ingersoll Rand, Inc.		80,000	4,654,400

	13.2		68,898,695
Materials

Construction Materials	7.1
Martin Marietta Materials, Inc.		54,000	19,173,240
Vulcan Materials Co.		105,000	18,013,800

Specialty Chemicals	1.9
Axalta Coating Systems Ltd.(a) (b)		159,715	4,837,767
Perimeter Solutions SA(a) (b)		585,739	4,732,771

	9.0		46,757,578
Consumer Discretionary

Distributors	4.4
LKQ Corp.		405,000	22,987,800

Automotive Retail	3.2
CarMax, Inc.(a)		260,000	16,712,800

	7.6		39,700,600
Health Care

Health Care Services	3.9
Laboratory Corp. of America Holdings		88,000	20,188,960

Health Care Equipment	2.8
Danaher Corp.		57,500	14,492,300

	6.7		34,681,260

Total Common Stocks (Cost $268,279,749)			497,138,921

Warrants - 0.0%

Perimeter Solutions SA Expires 11/8/24 (Cost $5,000) (b) (c)		500,000	0

Cash Equivalents - 4.9%
		$ Principal
		Amount	$ Value

U.S. Treasury Bills 4.98% 7/25/23 (d)		12,000,000	11,824,238
JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45%(e)		14,012,267	14,012,267

Total Cash Equivalents (Cost $25,832,733)			25,836,505
Total Investments in Securities (Cost $294,117,482)			522,975,426

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 49

	$ Principal
	Amount	$ Value

Cash - 0.0%		24,822
Other Liabilities in Excess of Other Assets - (0.2%)		(1,148,934)
Net Assets - 100%		521,851,314

Net Asset Value Per Share - Investor Class		26.44
Net Asset Value Per Share - Institutional Class		27.16

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	This security is classified as Level 3 within the fair value hierarchy.
(d)	Interest rates presented represent the effective yield at March 31, 2023.
(e)	Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

50 2023 Annual Report

SHORT DURATION INCOME FUND

Schedule of Investments

March 31, 2023

Corporate Bonds - 13.0%
	$ Principal
	Amount	$ Value

Abercrombie & Fitch Management Co.
8.75% 7/15/25^ (a)	5,525,000	5,572,673
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	750,000	688,935
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	2,075,000	2,044,584
Ares Capital Corp. (ARES)
4.2% 6/10/24	3,000,000	2,901,040
Ashtead Capital, Inc.
1.5% 8/12/26(a)	1,000,000	877,579
4.38% 8/15/27(a)	3,000,000	2,876,795
Bath & Body Works, Inc.
9.38% 7/1/25^ (a)	1,000,000	1,069,331
Boardwalk Pipelines LP
4.95% 12/15/24	2,580,000	2,565,586
Boeing Co. (The)
4.51% 5/1/23	1,000,000	999,667
Boston Properties LP
3.13% 9/1/23	9,560,000	9,401,876
Brunswick Corp.
0.85% 8/18/24	500,000	467,229
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,401,041
Carlisle Cos., Inc.
0.55% 9/1/23	2,000,000	1,956,618
3.5% 12/1/24	500,000	489,060
Cinemark USA, Inc.
5.88% 3/15/26^ (a)	2,199,000	2,076,582
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	2,750,000	2,705,556
Devon Energy Corp.
5.25% 10/15/27	390,000	390,255
Drax Finco PLC
6.63% 11/1/25(a) (b)	3,500,000	3,448,690
Energy Transfer LP
3.9% 5/15/24	1,852,000	1,813,689
EPR Properties (EPR)
4.75% 12/15/26	4,869,000	4,248,169
Expedia Group, Inc. (EXPE)
6.25% 5/1/25(a)	1,672,000	1,693,928
Fidelity National Information Services, Inc. (FIS)
4.5% 7/15/25	2,000,000	1,978,865
FS KKR Capital Corp.
1.65% 10/12/24	6,000,000	5,522,255
Hercules Capital, Inc.
2.63% 9/16/26	1,500,000	1,271,176
Highwoods Realty LP
3.88% 3/1/27	750,000	680,262
JPMorgan Chase & Co.
3.38% 5/1/23	2,456,000	2,451,181
3.85% 6/14/25 Floating Rate (SOFR + 98)	800,000	784,897
0.77% 8/9/25 Floating Rate (SOFR + 49)	1,000,000	939,503
Kite Realty Group Trust (KRG)
4% 3/15/25	2,083,000	1,982,151
L Brands, Inc.
6.69% 1/15/27	945,000	943,573
Lennar Corp.
4.88% 12/15/23	1,951,000	1,940,321
LXP Industrial Trust (LXP)
4.4% 6/15/24	2,000,000	1,958,351
Masonite International Corp.
5.38% 2/1/28(a)	400,000	382,568
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,943,929	1,939,584
MPLX LP
4.88% 6/1/25	1,961,000	1,947,703
Onemain Finance Corp.
6.13% 3/15/24	2,298,000	2,240,757
PDC Energy, Inc.
6.13% 9/15/24	1,463,000	1,458,611
5.75% 5/15/26	3,000,000	2,924,475
Starwood Property Trust, Inc.
5.5% 11/1/23(a)	730,000	732,172
4.75% 3/15/25	1,765,000	1,662,118
Synchrony Bank (SYF)
5.4% 8/22/25	1,000,000	938,804
Take Two Interactive Software, Inc.
3.3% 3/28/24	1,000,000	978,400
U.S. Bancorp
2.4% 7/30/24	500,000	480,930
VICI Properties LP/VICI Note Co., Inc.
3.5% 2/15/25(a)	6,323,000	6,000,297
Vontier Corp. (VON)
1.8% 4/1/26	1,004,000	889,971
Vulcan Materials Co. (VMC)
5.8% 3/1/26	2,750,000	2,776,527
Walgreens Boots Alliance, Inc.
0.95% 11/17/23	5,000,000	4,866,389

Total Corporate Bonds (Cost $103,636,326)		100,360,724

Corporate Convertible Bonds - 1.2%

Redwood Trust, Inc.
5.63% 7/15/24	6,300,000	5,989,902
5.75% 10/1/25	3,000,000	2,722,435

Total Corporate Convertible Bonds (Cost $9,287,676)		8,712,337

Asset-Backed Securities - 41.1%

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A – 1.08% 4/15/27(a)	457,135	453,592
ACM Auto Trust (ACM)
Series 2023-1A Class A – 6.61% 1/22/30(a)	3,955,172	3,950,725
Series 2023-1A Class B – 7.26% 1/22/30(a)	2,000,000	1,992,448
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D – 1.77% 12/14/26(a)	1,000,000	962,292
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D – 2.13% 3/18/26	1,320,000	1,242,876
Series 2020-3 Class D – 1.49% 9/18/26	3,000,000	2,757,958
ARI Fleet Lease Trust (ARIFL)
Series 2022-A Class A2 – 3.12% 1/15/31(a)	1,126,990	1,108,964
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A – 1.19% 1/15/27(a)	198,584	192,505
Series 2022-1A Class A – 3.93% 5/15/28(a)	3,603,416	3,506,686

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 51

	$ Principal
	Amount	$ Value

Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A – 6.63% 7/15/26(a)	2,875,606	2,872,792
CFMT LLC (CFMT)
Series 2021-AL1 Class B – 1.39% 9/22/31(a)	3,135,012	3,011,804
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 – 0.47% 4/15/33(a)	1,192,300	1,167,264
Enterprise Fleet Financing LLC (EFF)
Series 2020-1 Class A – 1.78% 12/22/25(a)	165,783	165,256
Series 2023-1 Class A2 – 5.51% 1/22/29(a)	750,000	752,015
Exeter Automobile Receivables Trust (EART)
Series 2020-1A Class D – 2.73% 12/15/25(a)	1,960,544	1,921,721
Series 2020-3A Class D – 1.73% 7/15/26	1,440,000	1,398,965
Series 2021-1A Class D – 1.08% 11/16/26	1,350,000	1,282,798
First Help Financial Trust (FHF)
Series 2022-1A Class A – 4.43% 1/18/28(a)	3,372,517	3,294,039
Series 2022-2A Class A – 6.14% 12/15/27(a)	822,760	814,692
First Investors Auto Owner Trust (FIAOT)
Series 2019-1A Class D – 3.55% 4/15/25(a)	564,324	563,575
Series 2022-1A Class A – 2.03% 1/15/27(a)	1,680,464	1,633,485
Flagship Credit Auto Trust (FCAT)
Series 2023-1 Class A1 – 4.92% 2/15/24(a)	828,055	827,745
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-1 Class A2 – 1.15% 9/15/25(a)	711,669	702,467
Series 2022-2 Class A2 – 4.49% 3/16/26(a)	5,346,052	5,305,064
Series 2023-1 Class A2 – 5.43% 10/15/26(a)	3,000,000	2,987,447
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class B – 3.16% 6/16/25(a)	77,908	77,683
Series 2021-4A Class A – 0.84% 7/15/25(a)	1,506,976	1,489,784
Series 2022-2A Class A2 – 3.55% 1/15/26(a)	2,455,046	2,429,377
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 – 0.99% 1/25/28(a)	205,245	203,035
Series 2020-2 Class A2 – 0.84% 2/25/28(a)	327,154	320,640
Series 2021-1 Class A2 – 0.88% 9/25/28(a)	1,839,339	1,781,499
Series 2021-2 Class A4 – 0.89% 12/26/28(a)	1,587,537	1,530,682
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A – 1.3% 8/17/26(a)	3,276,098	3,180,120
Series 2022-1A Class A – 5.21% 6/15/27(a)	4,204,551	4,181,338
Series 2023-1A Class A1 – 4.93% 2/15/24(a)	922,287	922,039
Series 2023-1A Class A2 – 5.68% 10/15/26(a)	3,250,000	3,245,979
Series 2023-1A Class B – 5.59% 8/16/27(a)	2,500,000	2,498,994
Lendbuzz Securitization Trust (LBST)
Series 2023-1A Class A2 – 6.92% 8/15/28(a)	7,000,000	7,012,086
OneMain Direct Auto Receivables Trust (ODART)
Series 2021-1A Class A – 0.87% 7/14/28(a)	2,500,000	2,347,811
Series 2022-1A Class C – 1.42% 7/14/28(a)	4,100,000	3,667,298
Prestige Auto Receivables Trust (PART)
Series 2022-1A Class A1 – 3.99% 10/16/23(a)	28,745	28,730
Series 2022-1A Class B – 6.55% 7/17/28(a)	3,000,000	3,044,080
Santander Bank NA (SBCLN)
Series 2021-1A Class B – 1.83% 12/15/31(a)	1,438,593	1,381,450
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D – 2.22% 9/15/26	5,745,000	5,618,717
Series 2020-3 Class C – 1.12% 1/15/26	187,064	186,200
Series 2020-4 Class C – 1.01% 1/15/26	375,391	372,380
Series 2022-6 Class A2 – 4.37% 5/15/25	1,771,616	1,767,008
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B – 2.45% 3/25/26(a) (b)	210,892	210,200
Series 2019-CRTA Class C – 2.85% 3/25/26(a) (b)	158,169	157,124
Tricolor Auto Securitization Trust (TCAST)
Series 2023-1A Class A – 6.48% 8/17/26(a)	2,910,378	2,909,984
United Auto Credit Securitization Trust (UACST)
Series 2023-1 Class A – 5.57% 7/10/25(a)	819,800	819,048
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-3A Class D – 1.65% 2/17/26(a)	1,650,000	1,570,597
Series 2021-1A Class C – 0.95% 3/16/26(a)	3,885,000	3,753,107
Series 2022-1A Class A2A – 1.97% 12/16/24(a)	2,610,363	2,591,007

		104,167,172
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2016-1A Class A1A2 – 6.51% 7/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (b) (c)	2,000,000	1,949,714
Series 2020-10A Class A – 6.76% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(a) (b) (c)	6,500,000	6,443,606
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 – 6.31% 10/20/33 Floating
Rate (Qtrly LIBOR + 150)(a) (c)	6,000,000	5,797,224
AUF Funding LLC (AUF)
Series 2022-1A Class B1 – 8.31% 1/20/31 Floating Rate
(TSFR3M + 375)(a) (c)	2,500,000	2,491,205
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 – 6.29% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	3,000,000	2,900,097
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR – 6.88% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	1,977,592	1,935,821
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A – 6.51% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(a) (b) (c)	5,500,000	5,339,131
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A1R – 7.12% 1/15/31 Floating Rate
(TSFR3M + 280)(a) (b) (c)	2,500,000	2,496,375
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 – 5.81% 10/20/30 Floating
Rate (TSFR3M + 214)(a) (b) (c)	6,500,000	6,492,447
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A – 6.64% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	4,193,172	4,171,682
Series 2020-2A Class A – 6.69% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	4,500,000	4,454,626
Series 2021-2A Class A – 6.41% 4/22/33 Floating Rate
(Qtrly LIBOR + 162)(a) (b) (c)	3,000,000	2,933,181
Series 2021-6A Class A – 6.19% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(a) (b) (c)	773,475	769,381
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 – 6.32% 10/24/33 Floating
Rate (Qtrly LIBOR + 150)(a) (b) (c)	2,750,000	2,664,112
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 – 6.39% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	4,000,000	3,886,364
Series 2023-1A Class A1 – 7.54% 4/15/35 Floating Rate
(TSFR3M + 280)(a) (b) (c)	3,000,000	2,993,481
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR – 6.34% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,452,115
Series 2021-15A Class A2 – 6.37% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	3,500,000	3,402,042
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR – 7.71% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	963,811
Series 2021-54A Class A2 – 6.34% 8/5/33 Floating
Rate (Qtrly LIBOR + 153)(a) (b) (c)	4,500,000	4,378,712

The accompanying notes form an integral part of these financial statements.

52 2023 Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments

March 31, 2023

	$ Principal
	Amount	$ Value
Series 2021-54A Class B – 6.66% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	2,500,000	2,341,892
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 – 8.16% 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	998,693
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR – 6.27% 4/23/34 Floating Rate
(Qtrly SOFR + 162)(a) (b) (c)	3,500,000	3,376,321
KKR Lending Partners III CLO LLC (KKRLP)
Series 2021-1A Class B – 6.71% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	2,000,000	1,920,446
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B – 7.24% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,245,299
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class A1R – 6.48% 7/15/33 Floating
Rate (Qtrly LIBOR + 169)(a) (b) (c)	5,000,000	4,907,940
Monroe Capital Funding CLO Ltd. (MCF)
Series 2023-1A Class A – 7.23% 4/15/35 Floating Rate
(TSFR3M + 240)(a) (c)	3,000,000	2,993,739
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 – 6.64% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	7,500,000	7,257,863
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT – 6.63% 11/20/34 Floating
Rate (TSFR3M + 250)(a) (c)	2,000,000	1,983,172
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 – 6.06% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (b) (c)	3,000,000	2,941,854
Twin Brook CLO (TWBRK)
Series 2021-1A Class A – 6.34% 1/20/34 Floating Rate
(US0003M + 153)(a) (c)	1,200,000	1,150,475
Series 2023-1A Class B – 7.99% 4/20/35 Floating Rate
(TSFR3M + 320)(a) (c)	3,000,000	2,991,684

		102,024,505
Consumer & Specialty Finance
ACHV ABS Trust (ACHV)
Series 2023-1PL Class A – 6.42% 3/18/30(a)	1,196,902	1,195,829
Affirm Asset Securitization Trust (AFFRM)
Series 2021-B Class A – 1.03% 8/17/26(a)	2,000,000	1,912,777
Series 2022-Z1 Class A – 4.55% 6/15/27(a)	2,352,807	2,318,068
Bankers Healthcare Group Securitization Trust (BHG)
Series 2023-A Class A – 5.55% 4/17/36(a)	4,000,000	3,971,232
Series 2020-A Class A – 2.56% 9/17/31(a)	1,464,553	1,433,138
Series 2021-A Class A – 1.42% 11/17/33(a)	492,173	460,828
Series 2022-B Class A – 3.75% 6/18/35(a)	879,047	864,873
Series 2022-B Class B – 4.84% 6/18/35(a)	1,498,342	1,444,680
Series 2022-C Class A – 5.32% 10/17/35(a)	1,590,248	1,577,324
Conn's Receivables Funding LLC (CONN)
Series 2022-A Class A – 5.87% 12/15/26(a)	914,340	913,751
Foundation Finance Trust (FFIN)
Series 2019-1A Class A – 3.86% 11/15/34(a)	583,145	572,729
Series 2021-2A Class A – 2.19% 1/15/42(a)	1,734,497	1,597,032
FREED ABS Trust (FREED)
Series 2022-1FP Class B – 1.91% 3/19/29(a)	3,091,968	3,038,081
Series 2022-3FP Class B – 5.79% 8/20/29(a)	3,500,000	3,477,777
Series 2022-4FP Class B – 7.58% 12/18/29(a)	2,000,000	2,004,135
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class A – 2.74% 2/25/39(a)	203,290	191,828
Lendingpoint Asset Securitization Trust (LPST)
Series 2022-B Class A – 4.77% 10/15/29(a)	569,788	559,333
Series 2022-C Class A – 6.56% 2/15/30(a)	4,776,118	4,761,457
LP LMS Asset Securitization Trust (LPMS)
Series 2023-1A Class A – 8.18% 10/17/33(a)	2,000,000	1,995,078
Marlette Funding Trust (MFT)
Series 2023-1A Class A – 6.07% 4/15/33(a)	4,000,000	3,999,098
Series 2021-2A Class B – 1.06% 9/15/31(a)	1,470,462	1,440,444
Series 2021-3A Class A – 0.65% 12/15/31(a)	228,895	227,134
Series 2022-1A Class A – 1.36% 4/15/32(a)	1,492,718	1,476,244
Series 2022-3A Class A – 5.18% 11/15/32(a)	2,341,595	2,324,770
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 – 1.71% 2/20/25(a)	625,674	620,987
Series 2021-1A Class A5 – 0.93% 3/22/27(a)	607,455	587,822
Series 2021-2A Class A – 1.21% 9/20/28(a)	1,287,892	1,237,021
Series 2022-1A Class A2 – 4.18% 3/20/28(a)	3,521,712	3,462,987
Series 2022-2A Class A – 5.11% 2/22/28(a)	1,659,351	1,646,402
Series 2023-1A Class A – 5.87% 5/21/29(a)	1,347,970	1,351,718
Pagaya AI Debt Selection Trust (PAID)
Series 2021-1 Class A – 1.18% 11/15/27(a)	738,196	732,231
Series 2021-3 Class A – 1.15% 5/15/29(a)	374,214	367,593
Series 2021-HG1 Class A – 1.22% 1/16/29(a)	2,204,993	2,091,553
Pagaya AI Debt Trust (PAID)
Series 2022-2 Class A – 4.97% 1/15/30(a)	974,790	960,913
Series 2022-3 Class A – 6.06% 3/15/30(a)	3,378,718	3,358,779
Series 2022-5 Class A – 8.1% 6/17/30(a)	2,297,673	2,321,628
Series 2023-1 Class A – 7.56% 7/15/30(a)	2,000,000	2,001,596
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class A – 2.59% 5/20/36(a)	344,642	332,408
Series 2019-2A Class B – 2.82% 5/20/36(a)	43,080	41,307
Series 2020-2A Class A – 1.33% 7/20/37(a)	551,996	513,810
SoFi Consumer Loan Program Trust (SOFI)
Series 2023-1S Class A – 5.81% 5/15/31(a)	500,000	500,549
Theorem Funding Trust (THRM)
Series 2021-1A Class A – 1.21% 12/15/27(a)	787,604	778,198
Series 2022-3A Class A – 7.6% 4/15/29(a)	3,259,257	3,285,663
Upstart Securitization Trust (UPST)
Series 2020-3 Class B – 3.01% 11/20/30(a)	497,596	495,809
Series 2021-1 Class B – 1.89% 3/20/31(a)	1,515,050	1,496,053
Series 2021-2 Class A – 0.91% 6/20/31(a)	171,905	170,389
Series 2021-3 Class A – 0.83% 7/20/31(a)	371,208	365,242
Series 2021-5 Class A – 1.31% 11/20/31(a)	959,075	933,748
Series 2023-1 Class A – 6.59% 2/20/33(a)	1,250,000	1,245,515

		74,657,561
Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class B – 1.38% 2/22/27(a)	1,000,000	944,218
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A2 – 0.75% 11/20/26(a)	1,629,368	1,582,304
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 – 5.3% 6/21/28(a)	2,100,000	2,092,317
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 – 0.53% 12/22/26(a)	625,000	606,238
Series 2022-1 Class A2 – 2.11% 8/23/27(a)	1,446,063	1,432,617
Dext ABS LLC (DEXT)
Series 2020-1 Class A – 1.46% 2/16/27(a)	394,610	390,858
Series 2021-1 Class A – 1.12% 2/15/28(a)	2,125,084	2,044,423
DLLST LLC (DLLST)
Series 2022-1A Class A2 – 2.79% 1/22/24(a)	2,882,442	2,865,204
HPEFS Equipment Trust (HPEFS)
Series 2023-1A Class A2 – 5.43% 8/20/25(a)	2,500,000	2,499,718

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 53

	$ Principal
	Amount	$ Value

MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 – 2.77% 2/13/25(a)	2,780,743	2,738,511
Series 2022-B Class A2 – 5.57% 9/9/25(a)	2,750,000	2,751,470
Series 2022-B Class A3 – 5.61% 7/10/28(a)	4,250,000	4,325,081
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2020-1 Class A – 1.37% 11/17/25(a)	239,894	238,003
Series 2021-1 Class A2 – 1.1% 7/15/27(a)	2,710,448	2,605,224
Series 2022-1 Class A2 – 4.84% 2/15/28(a)	3,626,242	3,607,522
SCF Equipment Leasing LLC (SCFET)
Series 2022-2A Class A2 – 6.24% 7/20/28(a)	2,394,834	2,392,888
Series 2022-2A Class A3 – 6.5% 10/21/30(a)	2,750,000	2,835,026
		35,951,622

Total Asset-Backed Securities (Cost $321,276,440)		316,800,860

Commercial Mortgage-Backed Securities - 9.4%

Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2019-FL2 Class AS – 6.39% 9/15/34 Floating
Rate (TSFR1M + 156)(a) (b)	1,894,617	1,885,180
Series 2019-FL2 Class C – 7.09% 9/15/34 Floating Rate
(TSFR1M + 226)(a) (b)	3,000,000	2,930,856
AREIT Trust (AREIT)
Series 2021-CRE5 Class A – 5.79% 11/17/38 Floating
Rate (Mthly LIBOR + 108)(a)	4,279,948	4,195,376
BDS Ltd. (BDS)
Series 2020-FL6 Class C – 6.92% 9/15/35 Floating
Rate (SOFR30A + 236)(a) (b)	253,077	242,347
BFLD Trust (BFLD)
Series 2020-OBRK Class A – 6.99% 11/15/28 Floating
Rate (Mthly LIBOR + 205)(a)	2,625,000	2,601,966
BPR Trust (BPR)
Series 2021-KEN Class A – 6.19% 2/15/29 Floating Rate
(Mthly LIBOR + 125)(a)	3,000,000	2,932,290
BRSP, Ltd. (BRSP)
Series 2021-FL1 Class A – 5.91% 8/19/38 Floating Rate
(US0001M + 115)(a) (b)	2,500,000	2,422,340
FS Rialto Issuer LLC (FSRI)
Series 2022-FL5 Class A – 6.99% 6/19/37 Floating Rate
(TSFR1M + 230)(a) (b)	4,500,000	4,462,038
Series 2022-FL7 Class A – 7.59% 10/19/39 Floating
Rate (TSFR1M + 290)(a)	1,500,000	1,494,588
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A – 6.01% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	3,297,054	3,267,865
HERA Commercial Mortgage, Ltd. (HCM)
Series 2021-FL1 Class A – 5.81% 2/18/38 Floating Rate
(US0001M + 105)(a) (b)	3,893,120	3,704,530
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 – 5.78% 6/16/36 Floating
Rate (Mthly LIBOR + 105)(a) (b)	3,740,323	3,628,652
Series 2021-FL1 Class AS – 6.13% 6/16/36 Floating Rate
(Mthly LIBOR + 140)(a) (b)	4,000,000	3,865,616
Series 2021-FL2 Class A4 – 5.73% 9/17/36 Floating
Rate (Mthly LIBOR + 100)(a) (b)	2,505,081	2,458,213
Hilton USA Trust (HILT)
Series 2016-SFP Class E – 5.52% 11/5/35(a)	4,300,000	3,863,948
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class A – 7.07% 10/15/39 Floating
Rate (TSFR1M + 225)(a)	1,000,000	999,694
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 – 5.78% 2/17/39 Floating
Rate (Mthly LIBOR + 107)(a) (b)	4,500,000	4,381,366
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D – 7.63% 5/15/28 Floating
Rate (US0001M + 295)(a) (b)	3,350,000	3,370,512
Series 2021-CRE5 Class A – 5.98% 7/15/36 Floating
Rate (Mthly LIBOR + 130)(a) (b)	5,000,000	4,899,740
PFP Ltd. (PFP)
Series 2021-7 Class AS – 5.83% 4/14/38 Floating Rate
(Mthly LIBOR + 115)(a) (b)	4,499,775	4,389,531
Ready Capital Mortgage Financing LLC (RCMT)
Series 2020-FL4 Class A – 7% 2/25/35 Floating Rate
(Mthly LIBOR + 215)(a)	1,581,443	1,576,817
STWD Ltd. (STWD)
Series 2022-FL3 Class A – 5.91% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(a) (b)	6,500,000	6,377,397
VMC Finance LLC (VMC)
Series 2021-FL4 Class A – 5.86% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	2,473,717	2,395,253

Total Commercial Mortgage-Backed Securities (Cost $73,654,920)		72,346,115
Mortgage-Backed Securities - 9.3%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A – 4% 3/15/25	150,332	148,507
Series 4107 Class LW – 1.75% 8/15/27	3,920,449	3,653,139
Series 4281 Class AG – 2.5% 12/15/28	91,825	90,084
Series 3003 Class LD – 5% 12/15/34	404,019	409,290
Series 2952 Class PA – 5% 2/15/35	146,245	145,505
Series 3620 Class PA – 4.5% 12/15/39	309,887	306,049
Series 3842 Class PH – 4% 4/15/41	419,397	407,632

Pass-Through Securities
Pool# G13300 – 4.5% 5/1/23	140	140
Pool# G18296 – 4.5% 2/1/24	15,228	15,295
Pool# G18306 – 4.5% 4/1/24	33,069	33,199
Pool# G18308 – 4% 5/1/24	60,349	60,456
Pool# J13949 – 3.5% 12/1/25	528,548	520,377
Pool# E02804 – 3% 12/1/25	368,559	360,665
Pool# J14649 – 3.5% 4/1/26	410,220	403,465
Pool# E02948 – 3.5% 7/1/26	1,220,235	1,199,253
Pool# J16663 – 3.5% 9/1/26	1,050,896	1,032,503
Pool# E03033 – 3% 2/1/27	697,674	680,203
Pool# ZS8692 – 2.5% 4/1/33	678,996	637,610
Pool# G01818 – 5% 5/1/35	499,779	511,421
		10,614,793

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2010-54 Class WA – 3.75% 6/25/25	4,045	4,025

Pass-Through Securities
Pool# MA1502 – 2.5% 7/1/23	36,106	35,950
Pool# 995960 – 5% 12/1/23	79	80
Pool# AD0629 – 5% 2/1/24	61	62
Pool# 930667 – 4.5% 3/1/24	24,461	24,514
Pool# 995693 – 4.5% 4/1/24	6,318	6,327

The accompanying notes form an integral part of these financial statements.

54 2023 Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments

March 31, 2023

	$ Principal
	Amount	$ Value

Pool# MA0043 – 4% 4/1/24	85,653	85,700
Pool# 995692 – 4.5% 5/1/24	63,595	63,759
Pool# 931739 – 4% 8/1/24	19,550	19,563
Pool# AE0031 – 5% 6/1/25	10,530	10,612
Pool# AD7073 – 4% 6/1/25	77,764	77,371
Pool# AL0471 – 5.5% 7/1/25	44,089	44,013
Pool# 310139 – 3.5% 11/1/25	642,966	632,330
Pool# AB1769 – 3% 11/1/25	268,073	262,277
Pool# AH3429 – 3.5% 1/1/26	1,509,468	1,484,096
Pool# AB2251 – 3% 2/1/26	414,918	405,423
Pool# AB3902 – 3% 11/1/26	327,693	319,319
Pool# AB4482 – 3% 2/1/27	1,691,472	1,647,023
Pool# AL1366 – 2.5% 2/1/27	628,372	606,799
Pool# AB6291 – 3% 9/1/27	347,191	337,531
Pool# MA3189 – 2.5% 11/1/27	589,070	568,169
Pool# MA3791 – 2.5% 9/1/29	1,364,366	1,295,082
Pool# BM5708 – 3% 12/1/29	984,938	957,089
Pool# MA0587 – 4% 12/1/30	1,295,718	1,266,293
Pool# BA4767 – 2.5% 1/1/31	731,668	692,566
Pool# AS7701 – 2.5% 8/1/31	2,258,238	2,132,081
Pool# 555531 – 5.5% 6/1/33	1,025,506	1,059,233
Pool# MA3540 – 3.5% 12/1/33	714,260	696,255
Pool# 725232 – 5% 3/1/34	94,983	97,087
Pool# 995112 – 5.5% 7/1/36	466,587	481,955
		15,312,584

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	1,405,511	1,368,783

Non-Government Agency
Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)
Series 2019-3A Class A1 – 2.72% 11/25/59(a) (c)	712,395	689,388
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
Series 2014-A Class A – 4% 1/25/35(a) (c)	364,213	347,100
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 – 3% 3/25/47(a) (c)	459,567	423,715
Series 2021-7 Class B – 2.5% 8/25/51(a) (c)	5,345,030	4,636,290
Series 2021-10IN Class A6 – 2.5% 10/25/51(a) (c)	5,009,829	4,345,536
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2021-PJ9 Class A8 – 2.5% 2/26/52(a) (c)	3,383,727	2,935,052
Series 2022-PJ1 Class AB – 2.5% 5/28/52(a) (c)	4,062,767	3,524,053
Series 2022-PJ2 Class A24 – 3% 6/25/52(a) (c)	2,664,345	2,364,966
Series 2020-NQM1 Class A1 – 1.38% 9/27/60(a) (c)	436,083	398,666
JPMorgan Mortgage Trust (JPMMT)
Series 2014-2 Class 2A2 – 3.5% 6/25/29(a) (c)	689,228	664,836
Series 2014-5 Class B – 2.78% 10/25/29(a) (c)	1,475,387	1,395,721
Series 2016-3 Class A – 2.98% 10/25/46(a) (c)	1,163,425	1,080,530
Series 2017-3 Class A – 2.5% 8/25/47(a) (c)	2,545,393	2,214,854
Series 2018-6 Class 2A2 – 3% 12/25/48(a) (c)	367,444	344,033
Series 2020-7 Class A – 3% 1/25/51(a) (c)	105,368	102,258
Series 2020-8 Class A – 3% 3/25/51(a) (c)	242,289	230,044
Series 2021-4 Class A4 – 2.5% 8/25/51(a) (c)	2,161,358	1,898,886
Series 2021-6 Class B – 2.5% 10/25/51(a) (c)	4,783,105	4,202,252
Series 2021-8 Class B – 2.5% 12/25/51(a) (c)	1,580,739	1,393,653
Series 2022-2 Class A4A – 2.5% 8/25/52(a) (c)	1,944,429	1,686,602
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A – 3% 2/25/50(a) (c)	470,682	458,396
Rate Mortgage Trust (RATE)
Series 2021-J3 Class A7 – 2.5% 10/25/51(a) (c)	4,378,225	3,797,682
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 – 2.5% 7/25/51(a) (c)	5,660,809	4,910,197
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A – 4.5% 8/25/49(a) (c)	199,598	196,494
Series 2020-3 Class A – 3% 4/25/50(a) (c)	343,071	328,319
		44,569,523

Total Mortgage-Backed Securities (Cost $79,068,960)		71,865,683
U.S. Treasuries - 25.0%

U.S. Treasury Notes
2% 5/31/24	18,000,000	17,501,483
3% 6/30/24	1,000,000	982,402
3.25% 8/31/24	13,000,000	12,805,508
2.13% 11/30/24	2,500,000	2,416,992
1.5% 11/30/24	17,000,000	16,263,887
2.75% 2/28/25	2,000,000	1,951,289
1.13% 2/28/25	9,000,000	8,512,383
0.38% 4/30/25	5,000,000	4,638,867
2.88% 6/15/25	9,000,000	8,789,765
3.13% 8/15/25	8,000,000	7,852,031
0.25% 8/31/25	20,000,000	18,327,345
3.5% 9/15/25	7,000,000	6,934,512
4.25% 10/15/25	12,000,000	12,095,156
4% 2/15/26	12,000,000	12,051,094
1.88% 7/31/26	15,000,000	14,116,406
1.63% 10/31/26	17,000,000	15,797,715
2.25% 2/15/27	2,000,000	1,895,430
1.13% 2/28/27	10,000,000	9,078,516
1.13% 2/29/28	16,000,000	14,214,062
1.25% 3/31/28	7,000,000	6,245,723

Total U.S. Treasuries (Cost $202,389,594)		192,470,566
Cash Equivalents - 0.6%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45% (Cost
$4,774,735) (d)	4,774,735	4,774,735

Short-Term Securities Held as Collateral for Securities on Loan - 0.5%

Citibank N.A. DDCA
4.82%	409,528	409,528
Goldman Sachs Financial Square Government Fund
Institutional Class – 4.72%	3,685,754	3,685,755

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $4,095,283)		4,095,283
Total Investments in Securities (Cost $798,183,934)		771,426,303

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 55

	$ Principal
	Amount
Cash due to Custodian - 0.0%		(521)
Other Liabilities in Excess of Other Assets - (0.1%)		(441,627)
Net Assets - 100%		770,984,155

Net Asset Value Per Share - Investor Class		11.73
Net Asset Value Per Share - Institutional Class		11.76

^	This security or a partial position of this security was on loan as of March 31, 2023. The total value of securities on loan as of March 31, 2023 was $4,007,868.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

56 2023 Annual Report

ULTRA SHORT GOVERNMENT FUND

Schedule of Investments

March 31, 2023

Asset-Backed Securities - 6.2%
	$ Principal
	Amount	$ Value
Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A – 1.08% 4/15/27(a)	25,396	25,200
ACM Auto Trust (ACM)
Series 2023-1A Class A – 6.61% 1/22/30(a)	252,458	252,174
Avid Automobile Receivables Trust (AVID)
Series 2023-1 Class A – 6.63% 7/15/26(a)	191,707	191,519
CFMT LLC (CFMT)
Series 2021-AL1 Class B – 1.39% 9/22/31(a)	223,929	215,129
First Investors Auto Owner Trust (FIAOT)
Series 2019-1A Class D – 3.55% 4/15/25(a)	395,027	394,503
Flagship Credit Auto Trust (FCAT)
Series 2023-1 Class A1 – 4.92% 2/15/24(a)	414,027	413,873
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2023-1 Class A1 – 4.97% 2/15/24(a)	500,000	499,702
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-4A Class A – 0.84% 7/15/25(a)	107,641	106,413
LAD Auto Receivables Trust (LADAR)
Series 2022-1A Class A – 5.21% 6/15/27(a)	210,228	209,067
Series 2023-1A Class A1 – 4.93% 2/15/24(a)	307,429	307,346
Prestige Auto Receivables Trust (PART)
Series 2022-1A Class A1 – 3.99% 10/16/23(a)	28,745	28,730
Westlake Automobile Receivables Trust (WLAKE)
Series 2022-1A Class A2A – 1.97% 12/16/24(a)	100,399	99,654
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 – 0.51% 8/20/29(a)	51,299	50,954

		2,794,264
Consumer & Specialty Finance
LendingPoint Asset Securitization Trust (LDPT)
Series 2020-REV1 Class A – 2.73% 10/15/28(a)	475,382	470,486
SoFi Consumer Loan Program Trust (SOFI)
Series 2023-1S Class A – 5.81% 5/15/31(a)	500,000	500,549
Theorem Funding Trust (THRM)
Series 2021-1A Class A – 1.21% 12/15/27(a)	56,257	55,585
Upstart Securitization Trust (UPST)
Series 2020-3 Class B – 3.01% 11/20/30(a)	124,399	123,952
Series 2021-1 Class B – 1.89% 3/20/31(a)	196,957	194,487
Series 2021-3 Class A – 0.83% 7/20/31(a)	46,401	45,655
Series 2021-5 Class A – 1.31% 11/20/31(a)	474,306	461,781

		1,852,495
Equipment
MMAF Equipment Finance LLC (MMAF)
Series 2022-B Class A1 – 4.92% 12/1/23(a)	243,728	243,575
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2022-1 Class A2 – 4.84% 2/15/28(a)	453,280	450,940
		694,515

Total Asset-Backed Securities (Cost $5,360,341)		5,341,274

U.S. Treasuries - 72.7%

U S Treasury Notes
2.63% 6/30/23	2,000,000	1,990,089
1.38% 6/30/23	3,000,000	2,976,227
2.75% 7/31/23	15,000,000	14,901,219

U.S. Treasury Notes
0.25% 4/15/23	2,000,000	1,997,118
1.75% 5/15/23	5,000,000	4,982,627
2.75% 5/31/23	9,000,000	8,971,189
2.5% 8/15/23	14,000,000	13,878,847
2.88% 10/31/23	4,500,000	4,454,070
2.75% 11/15/23	9,000,000	8,887,416

Total U.S. Treasuries (Cost $63,066,220)		63,038,802

Cash Equivalents - 27.5%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45%(b)	17,927,333	17,927,333
U.S. Treasury Bill 8/1/23 (c)	6,000,000	5,904,900

Total Cash Equivalents (Cost $23,832,729)		23,832,233
Total Investments in Securities (Cost $92,259,290)		92,212,309

Cash due to Custodian - 0.0%		(48)
Other Liabilities in Excess of Other Assets - (6.4%)		(5,547,264)
Net Assets - 100%		86,664,997

Net Asset Value Per Share - Institutional Class		9.99

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Rate presented represents the 30 day average yield at March 31, 2023.
(c)	Interest rates presented represent the effective yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 57

VALUE FUND

Schedule of Investments

March 31, 2023

Common Stocks - 96.0%
	% of Net
Information Technology	Assets	Shares	$ Value

Application Software	10.0
Salesforce, Inc.(a)		140,000	27,969,200
Adobe, Inc.(a)		65,000	25,049,050
Roper Technologies, Inc.		55,000	24,237,950

IT Consulting & Other Services	7.0
Gartner, Inc.(a)		90,000	29,319,300
Accenture plc - Class A(b)		88,000	25,151,280

Semiconductors	5.4
Analog Devices, Inc.		210,000	41,416,200

Systems Software	4.8
Oracle Corp.		400,000	37,168,000

	27.2		210,310,980
Financials

Data Processing & Outsourced Services	10.5
Visa, Inc. - Class A		170,000	38,328,200
Mastercard, Inc. - Class A		95,000	34,523,950
Fidelity National Information Services, Inc.		150,000	8,149,500

Multi-Sector Holdings	4.6
Berkshire Hathaway, Inc. - Class B(a)		115,000	35,508,550

Insurance Brokers	3.2
Aon plc - Class A(b)		80,000	25,223,200

Financial Exchanges & Data	2.9
S&P Global, Inc.		65,000	22,410,050

	21.2		164,143,450
Communication Services

Interactive Media & Services	13.4
Alphabet, Inc. - Class C(a)		535,000	55,640,000
Meta Platforms, Inc. - Class A(a)		225,000	47,686,500

Cable & Satellite	6.3
Liberty Broadband Corp. - Class C(a)		360,000	29,412,000
Liberty Media Corp-Liberty SiriusXM - Class C(a)		700,000	19,593,000

	19.7		152,331,500
Health Care

Life Sciences Tools & Services	4.5
Thermo Fisher Scientific, Inc.		60,000	34,582,200

Health Care Equipment	4.4
Danaher Corp.		135,000	34,025,400

Health Care Services	2.9
Laboratory Corp. of America Holdings		100,000	22,942,000

	11.8		91,549,600

Materials

Construction Materials	4.4
Vulcan Materials Co.		200,000	34,312,000

	2.3
Linde PLC		50,000	17,772,000

	6.7		52,084,000
Consumer Discretionary

Internet & Direct Marketing Retail	2.7
Amazon.com, Inc.(a)		200,000	20,658,000

Automotive Retail	2.2
CarMax, Inc.(a)		270,497	17,387,547

	4.9		38,045,547
Industrials

Research & Consulting Services	4.5
CoStar Group, Inc.(a)		500,000	34,425,000

Total Common Stocks (Cost $405,811,480)			742,890,077

Cash Equivalents - 4.5%
		$ Principal
		Amount	$ Value

U.S. Treasury Bills 4.98% 7/25/23 (c)		15,000,000	14,780,297
JPMorgan U.S. Government Money Market
Fund - Institutional Class 4.45%(d)		19,540,965	19,540,965

Total Cash Equivalents (Cost $34,316,547)			34,321,262
Total Investments in Securities (Cost $440,128,027)			777,211,339

Other Liabilities in Excess of Other Assets - (0.5%)			(3,551,207)
Net Assets - 100%			773,660,132

Net Asset Value Per Share - Investor Class			44.48
Net Asset Value Per Share - Institutional Class			45.61

(a) Non-income producing.

(b) Foreign domiciled entity.

(c) Interest rates presented represent the effective yield at March 31, 2023.

(d) Rate presented represents the 30 day average yield at March 31, 2023.

The accompanying notes form an integral part of these financial statements.

58 2023 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2023

			Nebraska			Short
		Core Plus	Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars, except share data)	Balanced	Income	Income	Opportunity	Value	Income	Government	Value
Assets:
Investments in securities at value*#:
Unaffiliated issuers	205,025,818	598,817,130	29,132,593	398,824,698	522,975,426	771,426,303	92,212,309	777,211,339
Non-controlled affiliates	—	—	—	15,215,650	—	—	—	—
	205,025,818	598,817,130	29,132,593	414,040,348	522,975,426	771,426,303	92,212,309	777,211,339
Accrued interest and dividends receivable	548,766	4,198,384	298,480	115,654	105,012	4,166,138	442,832	107,286
Due from broker	—	—	—	15,458,409	—	—	—	—
Receivable for securities sold	53	17,213	—	—	—	—	—	—
Receivable for fund shares sold	26,350	2,192,283	2,931	4,142	102,505	1,255,887	—	612,546
Reclaims receivable	15,415	—	—	—	—	—	—	—
Receivable from adviser	—	—	—	—	—	—	2,047	—
Prepaid expenses	20,000	33,548	3,314	23,999	21,903	60,044	29,485	30,458
Cash	—	—	—	—	24,822	—	—	—
Total assets	205,636,402	605,258,558	29,437,318	429,642,552	523,229,668	776,908,372	92,686,673	777,961,629
Liabilities:
Bank Overdraft	—	98	—	—	—	521	48	—
Dividends payable on securities sold short	—	—	—	60,248	—	—	—	—
Distributions Payable	—	350,621	—	—	—	61,767	53,354	—
Due to adviser	101,773	107,798	5,909	363,394	405,434	153,679	—	567,156
Payable for collateral received on loaned securities	—	2,759,075	—	—	—	4,095,283	—	—
Payable for securities purchased	—	2,628,029	504,389	828	—	—	5,905,395	2,725,600
Payable for fund shares redeemed	11,293	769,063	13,156	11,984	904,369	1,524,321	42,659	916,052
Securities sold short^	—	—	—	16,375,600	—	—	—	—
Other	34,238	68,027	15,218	52,707	68,551	88,646	20,220	92,689
Total liabilities	147,304	6,682,711	538,672	16,864,761	1,378,354	5,924,217	6,021,676	4,301,497
Net assets	205,489,098	598,575,847	28,898,646	412,777,791	521,851,314	770,984,155	86,664,997	773,660,132
Composition of net assets:
Paid-in capital	172,471,845	631,837,933	29,862,590	277,179,112	302,496,389	798,303,290	86,738,058	415,539,426
Total distributable earnings	33,017,253	(33,262,086)	(963,944)	135,598,679	219,354,925	(27,319,135)	(73,061)	358,120,706
Net assets	205,489,098	598,575,847	28,898,646	412,777,791	521,851,314	770,984,155	86,664,997	773,660,132
Net assets(a):
Investor Class	53,268,597	124,729,188	28,898,646	6,731,824	228,650,159	41,089,286		499,565,204
Institutional Class	152,220,501	473,846,659		406,045,967	293,201,155	729,894,869	86,664,997	274,094,928
Shares outstanding(a)(b):
Investor Class	3,394,962	12,781,084	2,996,051	637,982	8,649,141	3,502,316		11,231,168
Institutional Class	9,687,746	48,541,122		35,439,988	10,796,589	62,080,379	8,679,351	6,009,389
Net asset value, offering and redemption price(a):
Investor Class	15.69	9.76	9.65	10.55	26.44	11.73		44.48
Institutional Class	15.71	9.76		11.46	27.16	11.76	9.99	45.61
* Cost of investments in securities:
Unaffiliated Issuers	172,238,638	627,599,199	30,005,095	278,244,824	294,117,482	798,183,934	92,259,290	440,128,027
Non-controlled affiliates	—	—	—	353,500	—	—	—	—
	172,238,638	627,599,199	30,005,095	278,598,324	294,117,482	798,183,934	92,259,290	440,128,027
^ Proceeds from short sales	—	—	—	8,412,580	—	—	—	—

#	Includes securities on loan as shown in the Schedule of Investments.
(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
(b)	Indefinite number of no par value shares authorized.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 59

STATEMENTS OF OPERATIONS

Period ended March 31, 2023

			Nebraska			Short
		Core Plus	Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars)	Balanced	Income	Income	Opportunity	Value	Income	Government	Value
Investment Income:
Dividends	1,330,210	814,341	59,713	3,626,744	2,062,163	423,641	180,554	5,113,945
Interest	2,621,943	16,059,504	584,509	508,094	54,329	25,007,215	1,578,536	161,728
Income from securities lending	152	35,246	—	15,402	—	43,590	—	—
Total investment income	3,952,305	16,909,091	644,222	4,150,240	2,116,492	25,474,446	1,759,090	5,275,673
Fees and expenses*:
Investment advisory services	1,197,566	1,621,057	118,828	4,681,158	3,131,389	3,095,023	199,971	5,990,859
Business administration services(1)	59,892	121,575	8,912	140,426	125,188	232,178	19,925	239,456
Administrative services:(2)
Investor Class	103,010	153,736	17,931	21,288	326,023	163,930		853,609
Institutional Class	43,461	199,363		101,200	50,647	558,755	9,637	55,341
Transfer agent services:
Investor Class	24,808	15,374	18,230	18,013	57,361	20,823		102,882
Institutional Class	18,942	28,834		42,318	26,481	55,224	24,500	31,207
Registration:
Investor Class	21,049	22,686	7,424	15,906	19,308	28,957		26,292
Institutional Class	25,648	37,683		23,314	20,034	51,152	38,327	26,259
Custody and fund accounting	78,160	107,923	67,021	89,434	86,370	152,595	65,543	134,863
Auditing and legal	48,086	82,271	24,702	67,886	67,171	118,197	30,073	115,332
Trustees	26,566	51,500	4,119	53,737	46,267	102,567	8,748	102,463
Dividends on securities sold short	—	—	—	263,274	—	—	—	—
Interest	—	—	—	—	—	—	—	—
Printing	25,543	45,272	5,674	47,762	39,460	102,030	9,245	82,259
Other	23,579	41,137	6,493	45,349	42,189	90,993	9,760	97,029
	1,696,310	2,528,411	279,334	5,611,065	4,037,888	4,772,424	415,729	7,857,851
Less expenses waived/reimbursed by investment adviser	(213,610)	(843,118)	(146,937)	—	—	(1,019,606)	(296,645)	—
Net expenses	1,482,700	1,685,293	132,397	5,611,065	4,037,888	3,752,818	119,084	7,857,851
Net investment income (loss)	2,469,605	15,223,798	511,825	(1,460,825)	(1,921,396)	21,721,628	1,640,006	(2,582,178)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	(609,191)	(4,565,044)	(19)	27,254,849	(4,146,912)	(532,364)	(635)	21,566,621
Non-controlled affiliates	—	—	—	3,377,219	—	—	—	—
Securities sold short	—	—	—	(22,461,093)	—	—	—	—
Net realized gain (loss)	(609,191) (4,565,044)		(19)	8,170,975	(4,146,912)	(532,364)	(635) 21,566,621
Change in net unrealized appreciation (depreciation):
Unaffiliated issuers	(10,344,953)	(18,278,886)	(359,055)	(143,695,568)	(47,955,180)	(14,324,626)	(1,834) (124,445,011)
Non-controlled affiliates	—	—	—	(1,424,850)	—	—	—	—
Securities sold short	—	—	—	49,974,697	—	—	—	—
Change in net unrealized appreciation (depreciation)	(10,344,953)	(18,278,886)	(359,055)	(95,145,721)	(47,955,180)(	14,324,626)	(1,834) (124,445,011)
Net realized and unrealized gain (loss) on investments	(10,954,144)	(22,843,930)	(359,074)	(86,974,746)	(52,102,092) (14,856,990)		(2,469)	(102,878,390)

Net increase (decrease) in net assets resulting from operations	(8,484,539)	(7,620,132)	152,751	(88,435,571) (54,023,488)		6,864,638	1,637,537	(105,460,568)

*	Additional information related to fees and expenses is included in the notes to the financial statements.
(1)	The trust has business administration agreement with the Advisor under which the Trust compensates the Adviser for providing business administration services for all share classes of the funds. Services encompass supervising all aspects of the management and operations of the Trust, Including monitoring Trust's relationships with third-party services providers that may be retained from time to time by the Trust.
(2)	The trust has administrative services plans under which the Trust compensates the Adviser for administrative services provided to all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund stakeholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

The accompanying notes form an integral part of these financial statements.

60 2023 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced		Core Plus Income		Nebraska Tax-Free Income		Partners III Opportunity
	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
(In U.S. dollars)	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	2,469,605	896,217	15,223,798	6,008,215	511,825	493,620	(1,460,825)	(5,098,263)
Net realized (loss) gain	(609,191)	11,608,385	(4,565,044)	1,032,129	(19)	—	8,170,975	55,260,512
Change in net unrealized appreciation
(depreciation)	(10,344,953)	(1,762,959)	(18,278,886)	(16,889,866)	(359,055)	(1,527,846)	(95,145,721)	(52,199,570)
Net increase (decrease) in net assets
resulting from operations	(8,484,539)	10,741,643	(7,620,132)	(9,849,522)	152,751	(1,034,226)	(88,435,571)	(2,037,321)
Distributions to shareholders(a):
Investor Class	(1,102,354)	(1,623,752)	(2,389,390)	(1,272,805)	(507,241)	(475,746)	(580,717)	(1,669,312)
Institutional Class	(2,882,783)	(4,428,337)	(13,677,916)	(5,258,102)			(32,518,175)	(65,020,686)
Total distributions	(3,985,137)	(6,052,089)	(16,067,306)	(6,530,907)	(507,241)	(475,746)	(33,098,892)	(66,689,998)
Fund share transactions(a):
Investor Class	(7,526,786)	(1,387,426)	74,048,055	2,329,621	(3,626,893)	(1,248,038)	(4,865,350)	(7,191,989)
Institutional Class	14,918,961	1,251,435	200,610,365	197,408,290			(34,202,509)	34,037,949
Net increase (decrease) from fund share
transactions	7,392,175	(135,991)	274,658,420	199,737,911	(3,626,893)	(1,248,038)	(39,067,859)	26,845,960
Total increase (decrease) in net assets	(5,077,501)	4,553,563	250,970,982	183,357,482	(3,981,383)	(2,758,010)	(160,602,322)	(41,881,359)
Net assets:
Beginning of period	210,566,599	206,013,036	347,604,865	164,247,383	32,880,029	35,638,039	573,380,113	615,261,472
End of period	205,489,098	210,566,599	598,575,847	347,604,865	28,898,646	32,880,029	412,777,791	573,380,113

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 61

Partners Value		Short Duration Income		Ultra Short Government		Value
Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022	March 31, 2023	March 31, 2022

(1,921,396)	(3,600,447)	21,721,628	12,033,522	1,640,006	51,115	(2,582,178)	(4,804,522)
(4,146,912)	40,163,742	(532,364)	2,083,229	(635)	667	21,566,621	97,528,680
(47,955,180)	(13,015,753)	(14,324,626)	(25,453,053)	(1,834)	(84,838)	(124,445,011)	(10,595,896)
(54,023,488)	23,547,542	6,864,638	(11,336,302)	1,637,537	(33,056)	(105,460,568)	82,128,262

(11,638,108)	(15,385,870)	(1,698,033)	(712,242)			(61,432,310)	(25,521,469)
(14,594,955)	(19,337,527)	(21,493,708)	(12,443,558)	(1,647,995)	(75,091)	(31,790,688)	(12,474,077)
(26,233,063)	(34,723,397)	(23,191,741)	(13,155,800)	(1,647,995)	(75,091)	(93,222,998)	(37,995,546)

48,175,789	(12,084,272)	(17,400,461)	24,514,927			(1,716,929)	(12,162,742)
59,760,676	8,817,261	22,670,328	86,945,227	24,101,270	(17,255,150)	25,289,971	(10,837,617)
107,936,465	(3,267,011)	5,269,867	111,460,154	24,101,270	(17,255,150)	23,573,042	(23,000,359)
27,679,914	(14,442,866)	(11,057,236)	86,968,052	24,090,812	(17,363,297)	(175,110,524)	21,132,357

494,171,400	508,614,266	782,041,391	695,073,339	62,574,185	79,937,482	948,770,656	927,638,299
521,851,314	494,171,400	770,984,155	782,041,391	86,664,997	62,574,185	773,660,132	948,770,656

The accompanying notes form an integral part of these financial statements.

62 2023 Annual Report

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
	Net asset	Net	on securities	Total from	from net	Distributions
Years ended March 31,	value,	investment	(realized and	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	unrealized)	operations	income	realized gains	distributions
Balanced - Investor Class
2023	16.68	0.17 (d)	(0.86)	(0.69)	(0.15)	(0.15)	(0.30)
2022	16.30	0.05 (d)	0.78	0.83	(0.04)	(0.41)	(0.45)
2021	13.54	0.07 (d)	2.86	2.93	(0.08)	(0.09)	(0.17)
2020	13.76	0.13 (d)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
Balanced - Institutional Class
2023	16.70	0.20 (d)	(0.88)	(0.68)	(0.16)	(0.15)	(0.31)
2022	16.31	0.08 (d)	0.77	0.85	(0.05)	(0.41)	(0.46)
2021	13.55	0.09 (d)	2.87	2.96	(0.11)	(0.09)	(0.20)
2020(e)	13.75	0.16 (d)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
Core Plus Income - Investor Class
2023	10.45	0.37 (d)	(0.70)	(0.33)	(0.35)	(0.01)	(0.36)
2022	10.86	0.23 (d)	(0.40)	(0.17)	(0.21)	(0.03)	(0.24)
2021	10.14	0.37 (d)	0.91	1.28	(0.37)	(0.19)	(0.56)
2020	10.31	0.30 (d)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27 (d)	0.21	0.48	(0.26)	—	(0.26)
Core Plus Income - Institutional Class
2023	10.45	0.37 (d)	(0.69)	(0.32)	(0.36)	(0.01)	(0.37)
2022	10.87	0.24 (d)	(0.41)	(0.17)	(0.22)	(0.03)	(0.25)
2021	10.15	0.38 (d)	0.91	1.29	(0.38)	(0.19)	(0.57)
2020	10.32	0.32 (d)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29 (d)	0.21	0.50	(0.28)	—	(0.28)
Nebraska Tax-Free Income
2023	9.73	0.17 (d)	(0.09)	0.08	(0.16)	—	(0.16)
2022	10.18	0.14 (d)	(0.45)	(0.31)	(0.14)	—	(0.14)
2021	10.07	0.16	0.11	0.27	(0.16)	—	(0.16)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
Partners III Opportunity - Investor Class
2023	13.74	(0.11)(d)	(2.14)	(2.25)	—	(0.94)	(0.94)
2022	15.67	(0.20)(d)	0.11	(0.09)	—	(1.84)	(1.84)
2021	12.84	(0.16)(d)	4.92	4.76	—	(1.93)	(1.93)
2020	14.67	(0.20)(d)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(d)	1.58	1.41	—	(1.02)	(1.02)
Partners III Opportunity - Institutional Class
2023	14.74	(0.04)(d)	(2.30)	(2.34)	—	(0.94)	(0.94)
2022	16.60	(0.13)(d)	0.11	(0.02)	—	(1.84)	(1.84)
2021	13.43	(0.07)(d)	5.17	5.10	—	(1.93)	(1.93)
2020	15.21	(0.11)(d)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(d)	1.63	1.54	—	(1.02)	(1.02)

(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.
(e)	Initial offering of shares on March 29, 2019.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 63

	Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)
15.69	(4.12)	53,269	0.99	0.85	1.12	20
16.68	4.98	64,732	1.01	0.85	0.31	26
16.30	21.74	64,736	1.14	0.85	0.44	29
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33

15.71	(4.01)	152,221	0.79	0.70	1.29	20
16.70	5.15	145,835	0.82	0.70	0.46	26
16.31	21.93	141,277	0.89	0.70	0.58	29
13.55	0.45	84,682	1.00	0.70	1.09	32

9.76	(3.06)	124,729	0.82	0.50	3.72	24
10.45	(1.67)	54,279	0.89	0.50	2.07	46
10.86	12.79	53,944	1.09	0.50	3.42	38
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33

9.76	(2.98)	473,847	0.59	0.40	3.76	24
10.45	(1.67)	293,326	0.62	0.40	2.16	46
10.87	12.88	110,303	0.80	0.40	3.54	38
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33

9.65	0.91	28,899	0.95	0.45	1.73	5
9.73	(3.08)	32,880	1.02	0.45	1.42	9
10.18	2.67	35,638	1.09	0.45	1.54	13
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9

10.55	(16.31)	6,732	1.75	1.75	(0.92)	33
13.74	(1.02)	14,147	1.86	1.86	(1.25)	26
15.67	39.25	22,791	2.09	2.09	(1.08)	23
12.84	(6.40)	19,287	2.04	2.04	(1.29)	32
14.67	10.63	21,881	2.13	2.13	(1.23)	38

11.46	(15.80)	406,046	1.19	1.19	(0.30)	33
14.74	(0.53)	559,234	1.43	1.43	(0.81)	26
16.60	40.11	592,471	1.46	1.46	(0.46)	23
13.43	(5.83)	541,433	1.44	1.44	(0.69)	32
15.21	11.25	616,621	1.56	1.56	(0.66)	38

The accompanying notes form an integral part of these financial statements.

64 2023 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations			Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Partners Value - Investor Class
2023	32.18	(0.16)(d)	(3.68)	(3.84)	—	(1.90)	(1.90)
2022	33.01	(0.27)(d)	1.81	1.54	—	(2.37)	(2.37)
2021	23.32	(0.28)(d)	13.30	13.02	—	(3.33)	(3.33)
2020	29.45	(0.09)(d)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(d)	0.63	0.51	—	(2.37)	(2.37)
Partners Value - Institutional Class
2023	32.94	(0.11)(d)	(3.77)	(3.88)	—	(1.90)	(1.90)
2022	33.67	(0.21)(d)	1.85	1.64	—	(2.37)	(2.37)
2021	23.70	(0.23)(d)	13.53	13.30	—	(3.33)	(3.33)
2020	29.82	(0.01)(d)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(d)	0.64	0.60	—	(2.37)	(2.37)
Short Duration Income - Investor Class
2023	11.98	0.32 (d)	(0.22)	0.10	(0.34)	(0.01)	(0.35)
2022	12.37	0.19 (d)	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)
2021	11.93	0.27 (d)	0.48	0.75	(0.29)	(0.02)	(0.31)
2020	12.17	0.27 (d)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26 (d)	0.09	0.35	(0.27)	—	(0.27)
Short Duration Income - Institutional Class
2023	12.00	0.33 (d)	(0.22)	0.11	(0.34)	(0.01)	(0.35)
2022	12.39	0.20 (d)	(0.37)	(0.17)	(0.20)	(0.02)	(0.22)
2021	11.95	0.28 (d)	0.47	0.75	(0.29)	(0.02)	(0.31)
2020	12.19	0.29 (d)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29 (d)	0.09	0.38	(0.30)	—	(0.30)
Ultra Short Government
2023	9.99	0.25 (d)	(0.01)	0.24	(0.24)	—	(0.24)
2022	10.00	0.01 (d)	(0.01)	—#	(0.01)	—	(0.01)
2021	10.03	0.06	(0.03)	0.03	(0.06)	—	(0.06)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
Value - Investor Class
2023	56.83	(0.18)(d)	(6.23)	(6.41)	—	(5.94)	(5.94)
2022	54.30	(0.32)(d)	5.18	4.86	—	(2.33)	(2.33)
2021	37.98	(0.21)(d)	21.14	20.93	—	(4.61)	(4.61)
2020	42.31	(0.15)(d)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(d)	3.60	3.41	—	(4.02)	(4.02)
Value - Institutional Class
2023	58.02	(0.11)(d)	(6.36)	(6.47)	—	(5.94)	(5.94)
2022	55.31	(0.23)(d)	5.27	5.04	—	(2.33)	(2.33)
2021	38.55	(0.11)(d)	21.48	21.37	—	(4.61)	(4.61)
2020	42.82	(0.05)(d)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(d)	3.64	3.55	—	(4.02)	(4.02)

#	Amount less than $0.01.
(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes form an integral part of these financial statements.

2023 Annual Report 65

	Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)
26.44	(11.97)	228,650	1.07	1.07	(0.56)	6
32.18	4.13	214,991	1.09	1.09	(0.78)	8
33.01	58.17	231,482	1.18	1.09	(0.97)	7
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38

27.16	(11.81)	293,201	0.89	0.89	(0.38)	6
32.94	4.35	279,181	0.91	0.89	(0.59)	8
33.67	58.43	277,133	0.99	0.89	(0.77)	7
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38

11.73	0.83	41,089	0.86	0.55	2.69	43
11.98	(1.46)	60,017	0.90	0.55	1.55	51
12.37	6.29	36,857	1.02	0.55	2.23	45
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23

11.76	0.98	729,895	0.60	0.48	2.82	43
12.00	(1.41)	722,024	0.62	0.48	1.65	51
12.39	6.32	658,216	0.65	0.48	2.27	45
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23

9.99	2.41	86,665	0.63	0.18	2.47	206
9.99	0.01	62,574	0.68	0.09	0.08	84
10.00	0.29	79,937	0.69	0.17	0.53	138
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148

44.48	(11.01)	499,565	1.04	1.04	(0.37)	9
56.83	8.63	633,358	1.04	1.04	(0.53)	15
54.30	56.97	616,462	1.11	1.09	(0.43)	14
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32

45.61	(10.88)	274,095	0.89	0.89	(0.23)	9
58.02	8.80	315,413	0.90	0.89	(0.37)	15
55.31	57.28	311,177	0.97	0.89	(0.23)	14
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32

The accompanying notes form an integral part of these financial statements.

66 2023 Annual Report

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2023, the Trust had eight series in operation: Balanced Fund, Core Plus Income Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (individually, a “Fund”, collectively, the “Funds”).

On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently, the Balanced, Core Plus Income, Partners III Opportunity, Partners Value, Short Duration Income and Value Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as business administration and administrative servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. All other Funds offer one class of shares.

The investment objective of the Partners III Opportunity, Partners Value and Value Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies

The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Investments are carried at fair value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Board of Trustees has adopted a Valuation Policy with regard to the Trust's valuation of portfolio investments. The Valuation Policy notes that the Board of Trustees has (i) designated Weitz Investment Management, Inc. (the "Adviser") as the valuation designee to perform fair valuation determinations for the Funds for all Fund investments and (ii) established a Valuation Committee (composed of Independent Trustees) to oversee the Adviser's activities as valuation designee. The Adviser has contracted with Citi Fund Services Ohio, Inc. to perform portfolio accounting services for the Funds, which services include valuation services for portfolio securities. The Adviser has established a Pricing Committee (composed of certain employees) to assist the Adviser, as valuation designee, with pricing and valuation matters. The Adviser has adopted Procedures for Valuation of Portfolio Securities to govern the Adviser and the Pricing Committee in carrying out their valuation responsibilities for the Funds.

(b) Option Transactions

The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the

2023 Annual Report 67

premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases.

A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Securities Lending

For the purpose of generating income, the Funds, other than Ultra Short Government Fund, may lend portfolio securities, provided (1) the loan is secured continuously by collateral consisting of cash and/or U.S. Government securities maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the lending Fund. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.

Cash collateral received in connection with securities lending is invested by Citibank, NA (the “Securities Lending Agent”) on behalf of the Funds in demand deposit accounts and money market funds. Such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent. The Funds pay the Securities Lending Agent a portion of the investment income (net of rebates) on cash collateral delivered. Such fees are netted against “Income from securities lending” on the Statements of Operations. The Core Plus Income Fund and Short Duration Income Fund had securities on loan of $2,702,152 and $4,007,868, respectively, accounted for as secured borrowings with cash collateral of overnight and continuous maturities in the amounts of $2,759,075 and $4,095,283, respectively, as of March 31, 2023.

(e) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2023, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year (in U.S. dollars):

	Partners III
	Opportunity	Partners Value	Value
Paid-in capital	(2,630,142)	2,639,007	(2,551,808)
Total distributable earnings	2,630,142	(2,639,007)	2,551,808

The differences are primarily due to net operating losses. These reclassifications have no impact on the net asset value of the Funds.

(f) Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(g) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Nebraska Tax-Free Income fund pays income dividends on a quarterly basis. The Core Plus Income, Short Duration Income and Ultra Short Government Funds declares dividends daily and pay dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(h) Other

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as business administration, administrative servicing fees, transfer agent fees and registration fees.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

68 2023 Annual Report

(j) In-Kind Redemptions

The Funds may meet redemption requests through an in-kind distribution of portfolio securities and cash. For financial reporting purposes, in-kind transactions are treated as a sale of securities. The resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For the year ended March 31, 2023, there was no in-kind redemption activity. The net realized gain (loss) from in-kind transactions, if any, can be found on the Statements of Operations. For tax purposes, no gains or losses were recognized.

(3) Fund Share Transactions

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	$ Amount	Shares	$ Amount
Balanced - Investor Class
Sales	996,557	15,618,109	1,391,859	23,783,588
Redemptions	(1,551,226)	(24,218,332)	(1,574,271)	(26,751,264)
Reinvestment of distributions	69,272	1,073,437	91,734	1,580,250
Net increase (decrease)	(485,397)	(7,526,786)	(90,678)	(1,387,426)

Balanced - Institutional Class
Sales	1,622,884	25,338,132	1,584,912	27,189,209
Redemptions	(854,585)	(13,296,514)	(1,770,022)	(30,366,110)
Reinvestment of distributions	185,428	2,877,343	256,971	4,428,336
Net increase (decrease)	953,727	14,918,961	71,861	1,251,435

Core Plus Income - Investor Class
Sales	10,533,840	102,761,529	3,457,972	37,975,389
Redemptions	(3,191,279)	(31,089,651)	(3,345,400)	(36,911,521)
Reinvestment of distributions	243,617	2,376,177	116,107	1,265,753
Net increase (decrease)	7,586,178	74,048,055	228,679	2,329,621

Core Plus Income - Institutional Class
Sales	34,560,868	339,016,312	15,053,019	164,991,513
Sales from merger	—	—	7,478,409	83,160,265
Redemptions	(15,161,910)	(148,893,247)	(4,981,892)	(54,728,351)
Reinvestment of distributions	1,075,271	10,487,300	366,216	3,984,863
Net increase (decrease)	20,474,229	200,610,365	17,915,752	197,408,290

Nebraska Tax-Free Income
Sales	215,612	2,060,603	179,706	1,814,285
Redemptions	(649,131)	(6,178,394)	(347,259)	(3,523,265)
Reinvestment of distributions	51,592	490,898	45,892	460,942
Net increase (decrease)	(381,927)	(3,626,893)	(121,661)	(1,248,038)

Partners III Opportunity - Investor Class
Sales	58,225	691,615	377,282	5,791,590
Redemptions	(504,950)	(6,135,167)	(918,180)	(14,642,432)
Reinvestment of distributions	55,172	578,202	116,004	1,658,853
Net increase (decrease)	(391,553)	(4,865,350)	(424,894)	(7,191,989)

Partners III Opportunity - Institutional Class
Sales	2,009,294	25,605,721	2,630,454	43,331,400
Redemptions	(6,964,731)	(87,569,827)	(3,995,385)	(64,854,274)
Reinvestment of distributions	2,443,803	27,761,597	3,624,320	55,560,823
Net increase (decrease)	(2,511,634)	(34,202,509)	2,259,389	34,037,949

Partners Value - Investor Class
Sales	79,024	2,194,054	193,536	6,806,988
Sales from Merger	5,553,349	141,480,608	—	—
Redemptions	(4,070,823)	(106,292,966)	(939,362)	(33,285,975)
Reinvestment of distributions	406,251	10,794,093	414,117	14,394,715
Net increase (decrease)	1,967,801	48,175,789	(331,709)	(12,084,272)

Partners Value - Institutional Class
Sales	3,077,986	81,254,730	242,503	8,881,462
Redemptions	(1,141,780)	(31,996,603)	(370,318)	(13,353,619)
Reinvestment of distributions	384,850	10,502,549	373,718	13,289,418
Net increase (decrease)	2,321,056	59,760,676	245,903	8,817,261

Short Duration Income - Investor Class
Sales	4,149,241	48,750,149	3,502,010	42,618,825
Redemptions	(5,802,374)	(67,838,104)	(1,528,181)	(18,809,604)
Reinvestment of distributions	144,421	1,687,494	57,834	705,706
Net increase (decrease)	(1,508,712)	(17,400,461)	2,031,663	24,514,927

2023 Annual Report 69

	Year ended March 31, 2023		Year ended March 31, 2022
	Shares	$ Amount	Shares	$ Amount
Short Duration Income - Institutional Class
Sales	25,444,854	299,556,193	20,273,774	249,823,438
Redemptions	(25,314,319)	(297,864,602)	(14,199,264)	(174,893,978)
Reinvestment of distributions	1,790,820	20,978,737	979,811	12,015,767
Net increase (decrease)	1,921,355	22,670,328	7,054,321	86,945,227

Ultra Short Government
Sales	6,274,037	62,640,557	3,341,139	33,392,430
Redemptions	(4,009,913)	(40,030,354)	(5,073,603)	(50,720,590)
Reinvestment of distributions	149,366	1,491,067	7,304	73,010
Net increase (decrease)	2,413,490	24,101,270	(1,725,160)	(17,255,150)

Value - Investor Class
Sales	203,020	9,836,977	432,863	25,649,566
Redemptions	(1,472,255)	(70,298,944)	(1,041,767)	(62,319,086)
Reinvestment of distributions	1,356,072	58,745,038	399,589	24,506,778
Net increase (decrease)	86,837	(1,716,929)	(209,315)	(12,162,742)

Value - Institutional Class
Sales	457,705	22,698,491	326,905	20,318,947
Redemptions	(551,487)	(27,034,362)	(706,274)	(42,987,464)
Reinvestment of distributions	667,098	29,625,842	189,052	11,830,900
Net increase (decrease)	573,316	25,289,971	(190,317)	(10,837,617)

(4) Related Party Transactions

Each Fund has retained Weitz Investment Management, Inc. as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.60
Core Plus Income	0		0.40
Nebraska Tax-Free Income	0		0.40
Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80
Partners Value	0	5,000,000,000	0.75
	5,000,000,000		0.70
Short Duration Income	0		0.40
Ultra Short Government	0		0.30
Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Business administration services: The Trust has a business administration agreement with the Adviser under which the Trust compensates the Adviser for providing business administration services for all share classes of the Funds. Services encompass supervising all aspects of the management and operations of the Trust, including monitoring the Trust’s relationships with third-party service providers that may be retained from time to time by the Trust.

Administrative services: The Trust has administrative services plans under which the Trust compensates the Adviser for administrative services provided to all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund shareholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

Under the terms of a services agreement between the Adviser and Citi Fund Services Ohio, Inc. (“CFSO”), CFSO provides certain accounting and administrative services to the Funds. These services include, among other things, arranging for the payment of direct operating expenses of the Funds from the accounts of the Funds.

70 2023 Annual Report

Through July 31, 2023, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser. The current expense caps and dollar amount of expenses reimbursed during the year ended March 31, 2023, are as follows:

		Annual Operating Expense Ratio Cap*
		Core Plus	Nebraska Tax-	Partners	Short Duration	Ultra Short
	Balanced	Income	Free Income	Value	Income	Government†	Value
Annual Operating Expense Cap:
Investor Class	0.85%	0.50%	0.45%	1.09%	0.55%		1.09%
Institutional Class	0.70	0.40		0.89	0.48	0.20%	0.89
Expenses Reimbursed by the Adviser:
Investor Class	$83,237	$199,309	$146,937	$—	$185,117		$—
Institutional Class	130,373	643,809		—	834,489	$296,645	—

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
†	Effective January 24, 2022 through May 24, 2022, the Adviser voluntarily lowered the Ultra Short Government's expense cap to 0.05%

As of March 31, 2023, the controlling shareholder of the Adviser held shares totaling approximately 28%, 5%, 58%, 44%, 14%, 11%, and 5% of the Balanced, Core Plus Income, Nebraska Tax-Free Income, Partners III Opportunity, Partners Value, Ultra Short Government and Value Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the past two tax years are summarized as follows (in U.S. dollars):

	Balanced		Core Plus Income		Nebraska Tax-Free Income		Partners III Opportunity
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2023	2022	2023	2022	2023	2022	2023	2022
Ordinary income	2,020,621	936,116	15,602,351	6,081,897	55,647	852	–	–
Tax-exempt income	–	–	–	–	451,594	474,894	–	–
Long-term capital gains	1,964,516	5,115,973	464,955	449,010	–	–	33,098,892	66,689,998
Total distributions	3,985,137	6,052,089	16,067,306	6,530,907	507,241	475,746	33,098,892	66,689,998

	Partners Value		Short Duration Income		Ultra Short Government		Value
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2023	2022	2023	2022	2023	2022	2023	2022
Ordinary income	–	–	22,619,297	12,055,029	1,647,995	75,091	–	393,177
Long-term capital gains	26,233,063	34,723,397	572,444	1,100,771	–	–	93,222,998	37,602,369
Total distributions	26,233,063	34,723,397	23,191,741	13,155,800	1,647,995	75,091	93,222,998	37,995,546

As of the tax year ended March 31, 2023, the components of net assets on a tax basis were as follows (in U.S. dollars):

			Nebraska Tax-	Partners III
	Balanced	Core Plus Income	Free Income	Opportunity	Partners Value
Cost of investments	172,238,772	627,625,943	30,005,095	270,185,744	294,117,482
Gross unrealized appreciation	40,904,684	2,625,772	16,956	171,051,664	238,219,173
Gross unrealized depreciation	(8,117,638)	(31,434,585)	(889,458)	(43,572,660)	(9,361,229)
Net unrealized appreciation (depreciation)	32,787,046	(28,808,813)	(872,502)	127,479,004	228,857,944
Undistributed ordinary income	865,943	157,248	—	—	—
Qualified late year ordinary loss deferral	—	—	—	(51,274)	(541,704)
Undistributed tax-exempt income	—	—	35,622	—	—
Undistributed long-term gains	—	—	—	8,170,949	—
Capital loss carryforwards	(635,736)	(4,610,521)	(127,064)	—	(8,961,315)
Paid-in capital	172,471,845	631,837,933	29,862,590	277,179,112	302,496,389
Net assets	205,489,098	598,575,847	28,898,646	412,777,791	521,851,314

			Short Duration	Ultra Short
			Income	Government	Value
Cost of investments			798,184,560	92,259,290	440,128,027
Gross unrealized appreciation			1,366,741	4,343	348,998,633
Gross unrealized depreciation			(28,124,998)	(51,324)	(11,915,321)
Net unrealized appreciation (depreciation)			(26,758,257)	(46,981)	337,083,312
Undistributed ordinary income			228,374	288,599	—
Qualified late year ordinary loss deferral			—	—	(529,220)
Undistributed long-term gains			—	—	21,566,614
Capital loss carryforwards			(789,252)	(15,870)	—
Dividend Payable			—	(298,809)	—
Paid-in capital			798,303,290	86,738,058	415,539,426
Net assets			770,984,155	86,664,997	773,660,132

2023 Annual Report 71

The Partners III Opportunity, Partners Value and Value Funds elected to defer ordinary losses arising after December 31, 2022. Such losses are treated for tax purposes as arising on April 1, 2023.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the tax year ended March 31, 2023, the Funds did not utilize any capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. Dollars):

			Nebraska Tax-Free		Short Duration	Ultra Short
	Balanced	Core Plus Income	Income	Partners Value*	Income	Government
Short term (no expirations)	612,909	729,043	—	1,735,946	149,851	11,968
Long term (no expirations)	22,827	3,881,478	127,064	2,489,980	639,401	3,902

* Excludes portion limited as a result of changes in ownership in connection with merger reorganizations. These amounts will be available in future years. The total capital loss carryforwards can be found in the components of net assets table above.

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds for the year ended March 31, 2023 excluding fund merger transactions, in-kind transactions, short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

		Core Plus	Nebraska Tax-	Partners III		Short Duration	Ultra Short
	Balanced	Income	Free Income	Opportunity	Partners Value	Income	Government	Value
Purchases	53,213,334	308,951,962	1,363,885	141,636,609	26,491,872	350,891,034	9,495,641	66,663,470
Proceeds	37,592,970	91,431,341	5,370,000	146,276,620	84,153,601	324,939,802	8,308,122	150,975,439

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

					Net Change
					in Unrealized
	Value	Purchases at	Proceeds from	Net Realized	Appreciation/		Shares as of	Dividend
	3/31/2022	Cost	Sales	Gain(Loss)	Depreciation	Value 3/31/2023	3/31/2023	Income
Partners III Opportunity
CoreCard Corp.	$16,714,000	$471,875	$(3,922,594)	$3,377,219	$(1,424,850)	$15,215,650	505,000	$ -

(8) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement

The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (5.445% at March 31, 2023). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $15,458,409 with the broker at March 31, 2023.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk

Approximately 83.3% of the Nebraska Tax-Free Income Funds’ net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

(12) Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities and Exchange-traded funds. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied,

72 2023 Annual Report

they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.

The following is a summary of inputs used, in U.S. dollars, as of March 31, 2023, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category. For the year ended March 31, 2023, there were no transfers into or out of Level 3.

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	88,144,125	—	—	88,144,125
Non-Convertible Preferred Stocks	905,063	—	—	905,063
Corporate Bonds	—	2,299,180	—	2,299,180
Corporate Convertible Bonds	—	1,901,556	—	1,901,556
Asset-Backed Securities	—	18,980,179	—	18,980,179
Commercial Mortgage-Backed
Securities	—	5,698,640	—	5,698,640
Mortgage-Backed Securities	—	4,439,122	—	4,439,122
U.S. Treasuries	—	74,873,929	—	74,873,929
Cash Equivalents	3,830,723	3,953,301	—	7,784,024
Total Investments in Securities	92,879,911	112,145,907	—	205,025,818

Core Plus Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	93,050,509	—	93,050,509
Corporate Convertible Bonds	—	1,954,409	—	1,954,409
Asset-Backed Securities	—	173,011,975	—	173,011,975
Commercial Mortgage-Backed
Securities	—	42,091,171	—	42,091,171
Mortgage-Backed Securities	—	4,977,988	—	4,977,988
Municipal Bonds	—	979,731	—	979,731
U.S. Treasuries	—	237,467,207	—	237,467,207
Non-Convertible Preferred Stocks	814,818	—	—	814,818
Cash Equivalents	41,710,247	—	—	41,710,247
Short-Term Securities Held as
Collateral for Securities on
Loan	2,759,075	—	—	2,759,075
Total Investments in Securities	45,284,140	553,532,990	—	598,817,130

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	26,230,270	—	26,230,270
Cash Equivalents	2,902,323	—	—	2,902,323
Total Investments in Securities	2,902,323	26,230,270	—	29,132,593

Partners III Opportunity

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	374,566,460	—	—	374,566,460
Non-Convertible Preferred Stocks	5,862,000	—	—	5,862,000
Warrants	—	—	—#	—
Cash Equivalents	9,856,416	23,755,472	—	33,611,888
Total Investments in Securities	390,284,876	23,755,472	—	414,040,348
Liabilities:
Securities Sold Short	(16,375,600)	—	—	(16,375,600)

2023 Annual Report 73

Partners Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	488,754,121	8,384,800	—	497,138,921
Warrants	—	—	—#	—
Cash Equivalents	14,012,267	11,824,238	—	25,836,505
Total Investments in Securities	502,766,388	20,209,038	—	522,975,426

Short Duration Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	100,360,724	—	100,360,724
Corporate Convertible Bonds	—	8,712,337	—	8,712,337
Asset-Backed Securities	—	316,800,860	—	316,800,860
Commercial Mortgage-Backed
Securities	—	72,346,115	—	72,346,115
Mortgage-Backed Securities	—	71,865,683	—	71,865,683
U.S. Treasuries	—	192,470,566	—	192,470,566
Cash Equivalents	4,774,735	—	—	4,774,735
Short-Term Securities Held as
Collateral for Securities on
Loan	4,095,283	—	—	4,095,283
Total Investments in Securities	8,870,018	762,556,285	—	771,426,303

Ultra Short Government

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed Securities	—	5,341,274	—	5,341,274
U.S. Treasuries	—	63,038,802	—	63,038,802
Cash Equivalents	17,927,333	5,904,900	—	23,832,233
Total Investments in Securities	17,927,333	74,284,976	—	92,212,309

Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	742,890,077	—	—	742,890,077
Cash Equivalents	19,540,965	14,780,297	—	34,321,262
Total Investments in Securities	762,431,042	14,780,297	—	777,211,339

# Represents securities that were deemed to have a value of zero at March 31, 2023.

(13) Acquisition of Fund

Effective as of the close of business March 24, 2023, the Partners Value Fund acquired all of the assets and liabilities of the Hickory Fund (“Acquired Fund”), a series of the Trust, an open-end registered management investment company, pursuant to a Board-approved plan of reorganization dated January 11, 2023 (the “Plan)”.

The acquisition was accomplished by a tax-free exchange of 5,553,349 Investor Class shares of the Partners Value Fund, valued at $141,480,608 for 3,660,913 Investor Class shares of the Acquired Fund outstanding as of close of business March 24, 2023.

Pursuant to the Plan, all of the assets and liabilities of the Acquired Fund were transferred to the Partners Value Fund. At the close of business March 24, 2023, the Acquired Fund's investments in securities had a fair value of $141,652,732 and identified cost of $97,277,091. For financial reporting purposes, assets received and shares issued by the Partners Value Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Partners Value Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Fees and expenses incurred by the Acquired Fund and the Partners Value Fund directly in connection with the Plan were borne by the Adviser, as provided by the Plan.

The acquisition did not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Partners Value Fund. Additionally, there are no material differences in accounting policies of the Acquired Fund as compared to those of the Partners Value Fund.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Partners Value Fund's Statement of Operations since March 24, 2023. Partners Value Fund did not purchase or sell securities following the acquisition for purposes of realigning its investment portfolio. Accordingly, the acquisition of the Acquired Fund did not affect Partners Value Fund's portfolio turnover ratio for the year ended March 31, 2023.

(14) Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

(15) Recent Accounting Pronouncements

In December 2022, the FASB issued Accounting Standards Update ("ASU") 2022-06 “Reference Rate Reform (Topic 848)”. ASU 2022-06 updates and clarifies ASU No. 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of LIBOR and other interbank-offered reference rates. The temporary relief provided by ASU No. 2022-06 is effective immediately for certain reference rate-related contract modifications that occur through December 31, 2024. Management does not expect ASU No. 2022-06 to have a material impact on the financial statements.

74 2023 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of The Weitz Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of The Weitz Funds (the “Trust”) (comprising the Balanced Fund, Core Plus Income Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of March 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising The Weitz Funds at March 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of The Weitz Funds investment companies since 2004.

Minneapolis, MN
May 23, 2023

2023 Annual Report 75

ACTUAL AND HYPOTHETICAL EXPENSES FOR

COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2022 through March 31, 2023.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/22 – 3/31/23” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 10/01/22	Value 3/31/23	Expense Ratio	10/01/22-3/31/23(1)
Balanced - Investor Class	Actual	$1,000.00	$1,077.80	0.85%	$4.40
	Hypothetical(2)	1,000.00	1,020.69	0.85	4.28
Balanced - Institutional Class	Actual	1,000.00	1,078.50	0.70	3.63
	Hypothetical(2)	1,000.00	1,021.44	0.70	3.53
Core Plus Income - Investor Class	Actual	1,000.00	1,047.20	0.50	2.55
	Hypothetical(2)	1,000.00	1,022.44	0.50	2.52
Core Plus Income - Institutional Class	Actual	1,000.00	1,047.60	0.40	2.04
	Hypothetical(2)	1,000.00	1,022.94	0.40	2.02
Nebraska Tax-Free Income	Actual	1,000.00	1,053.90	0.45	2.30
	Hypothetical(2)	1,000.00	1,022.69	0.45	2.27
Partners III Opportunity - Investor Class	Actual	1,000.00	1,081.70	1.94	10.07
	Hypothetical(2)	1,000.00	1,015.26	1.94	9.75
Partners III Opportunity - Institutional Class	Actual	1,000.00	1,086.70	1.17	6.09
	Hypothetical(2)	1,000.00	1,019.10	1.17	5.89
Partners Value - Investor Class	Actual	1,000.00	1,105.70	1.07	5.62
	Hypothetical(2)	1,000.00	1,019.60	1.07	5.39
Partners Value - Institutional Class	Actual	1,000.00	1,106.60	0.91	4.78
	Hypothetical(2)	1,000.00	1,020.39	0.91	4.58
Short Duration Income - Investor Class	Actual	1,000.00	1,030.20	0.55	2.78
	Hypothetical(2)	1,000.00	1,022.19	0.55	2.77
Short Duration Income - Institutional Class	Actual	1,000.00	1,031.40	0.48	2.43
	Hypothetical(2)	1,000.00	1,022.54	0.48	2.42
Ultra Short Government	Actual	1,000.00	1,019.90	0.20	1.01
	Hypothetical(2)	1,000.00	1,023.93	0.20	1.01
Value - Investor Class	Actual	1,000.00	1,141.90	1.02	5.45
	Hypothetical(2)	1,000.00	1,019.85	1.02	5.14
Value - Institutional Class	Actual	1,000.00	1,142.40	0.92	4.91
	Hypothetical(2)	1,000.00	1,020.34	0.92	4.63

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).
(2)	Assumes 5% total return before expenses.

76 2023 Annual Report

OTHER INFORMATION

Proxy Voting Policy
 A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304- 9745, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-PORT
 The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.

 Liquidity Risk Management Program
 The Funds have adopted and implemented a Liquidity Risk Management Policy (the “Policy”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended. The Policy seeks to assess and manage each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Funds’ Board of Trustees (“Board”) has appointed Weitz Investment Management, Inc., the Funds’ investment adviser (“Weitz”), to administer the Policy. Weitz has delegated certain day-to-day administration responsibilities to the Liquidity Risk Management Committee (“Committee”), which consists of certain Weitz portfolio management, compliance, and accounting personnel. Weitz also may engage one or more third parties to perform certain functions under the Policy.

The Board met on February 21, 2023 and received a report (the “Liquidity Report”) from Weitz addressing the operation of the Policy and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Policy, including the assessment of the Funds’ liquidity risk, classification of each Fund’s portfolio investments into one of four liquidity categories, 15% limit on the Funds’ holdings of illiquid investments, and HLIM requirements. As reflected in the Liquidity Report, Weitz considers the Policy to be reasonably designed to assess and manage the Funds’ liquidity risk and believes it has been adequately and effectively implemented.

 Tax Information
Of the distributions paid during the fiscal year, the amounts that may be considered qualified dividend income and for corporate shareholders, the amounts that may qualify for the corporate dividends received deduction, are summarized as follows (in U.S. dollars):

		Core Plus
	Balanced	Income
Qualified dividend income	958,813	207,400
Corporate dividends received deduction	1,096,766	207,400

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2022, which was reported in conjunction with your 2022 Form 1099-DIV.

2023 Annual Report 77

INFORMATION ABOUT THE TRUSTEES AND OFFICERS

The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Trustees and Officers is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Independent Trustees

Lorraine Chang (Age: 72)
     Position(s) Held with Trust: Trustee; Chair, Board of Trustees
     Length of Service (Beginning Date): 1997
     Principal Occupation(s) During Past 5 Years: Retired (2020
     to Present); Independent Management Consultant (2009 to
     2020)
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

Steven M. Hill (Age: 58)
     Position(s) Held with Trust: Trustee
     Length of Service (Beginning Date): October 2022
     Principal Occupation(s) During Past 5 Years: Director,
     Catholic Cemeteries of the Archdiocese of Omaha (2021
     to Present); Finance Director, St. Patrick Catholic Church
     (2019 to 2021); Principal Accounting and Financial Officer,
    Investment Pools, and Head of Global ETF Administration,
     Invesco Capital Management LLC (2011 to 2018)
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

Alison M. Maloy (Age: 44)
     Position(s) Held with Trust: Trustee
     Length of Service (Beginning Date): October 2022
     Principal Occupation(s) During Past 5 Years: Accounting
     Instructor, Creighton University (2018 to Present); Director
     of Client Accounting Services, Bland & Associates, a public accounting firm (2016 to 2018)
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

Elizabeth L. Sylvester (Age: 39)
     Positions(s) Held with Trust: Trustee
     Length of Service (Beginning Date): October 2022
     Principal Occupation(s) During Past 5 Years: Managing
     Director (2022 to Present), Director (2019 to 2022),
     Castlelake, a private equity firm (2019 to present); Vice
     President, Envoi LLC, a private wealth management firm
     (2017 to 2019)
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

Dana E. Washington (Age: 50)
     Position(s) Held with Trust: Trustee
     Length of Service (Beginning Date): 2022
     Principal Occupation(s) During Past 5 Years: Executive Vice
     President and General Counsel, Father Flanagan’s Boys’
     Home, a youth care and health care services organization
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

Justin B. Wender (Age: 53)
     Position(s) Held with Trust: Trustee
     Length of Service (Beginning Date): 2009
     Principal Occupation(s) During Past 5 Years: Managing
     Partner, Stella Point Capital, LP, a private equity firm
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: International
     Money Express, Inc., an international money transfer
     company (2018 to Present)

Interested Trustees
Wallace R. Weitz (Age: 73)*†
     Position(s) Held with Trust: President; Portfolio
     Manager; Trustee
     Length of Service (Beginning Date): 1986
     Principal Occupation(s) During Past 5 Years: President,
     Weitz Funds; Co-Chairman of Board (February 2023 -
     Present), Co-Chief Investment Officer, and Portfolio Manager,
     Weitz Investment Management, Inc.
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: Berkshire
     Hathaway, Inc., a holding company owning subsidiaries
     engaged in numerous diverse business activities; Cable
     One, Inc., a cable television, internet and telephone services company

Andrew “Drew” S. Weitz (Age: 43) **†
     Position(s) Held with Trust: Vice President; Portfolio
     Manager; Trustee
     Length of Service (Beginning Date): October 2022
     Principal Occupation(s) During Past 5 Years: Vice President,
     Weitz Funds; Co-Chairman of the Board and Senior Vice
     President (February 2023 to Present), Portfolio Manager,
     Vice President (2017 to February 2023), and Director
     of Equity Research (2017 to 2020), Weitz Investment
     Management, Inc.
     Number of Portfolios Overseen in Fund Complex: 8
     Other Directorships During Past 5 Years: N/A

*	Mr. Wallace Weitz is the father of Mr. Drew Weitz, who serves as a Trustee and Vice-President of the Trust and who also serves as a Director and Vice President of the Adviser.
**	Mr. Drew Weitz is the son of Mr. Wallace Weitz, who serves as a Trustee and President of the Trust and who also serves as Chairman of the Adviser.
†	Each of Mr. Wallace Weitz and Mr. Drew Weitz is a Director and Officer of Weitz Investment Management, Inc., investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”).

78 2023 Annual Report

Officers

Shar M. Bennett (Age: 48)
     Position(s) Held with Trust: Vice President and Assistant Treasurer
     Length of Service (Beginning Date): 2018
     Principal Occupation(s) During Past 5 Years: Vice President (2021 to Present), Assistant Treasurer, Weitz Funds; Senior      Vice President (February 2023 to Present), Director of Finance & Operations (2021 to Present), Vice President (2021 to      February 2023), Director of Fund Administration (2018 to 2021), Weitz Investment Management, Inc.

James J. Boyne (Age: 56)
     Position(s) Held with Trust: Vice President and Treasurer
     Length of Service (Beginning Date): 2018
     Principal Occupation(s) During Past 5 Years: Vice President, Treasurer, Weitz Funds; President and
     Treasurer, Weitz Investment Management, Inc.

 Thomas D. Carney (Age: 59)
     Position(s) Held with Trust: Vice President Length of Service (Beginning Date): 2015
     Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds; Co-Head of Fixed Income (November 2022 to
     Present), Portfolio Manager. Head of Fixed Income (1997 to November 2022), Weitz Investment Management, Inc.

John R. Detisch (Age: 58)
     Position(s) Held with Trust: Vice President, General Counsel, Secretary and Chief Compliance Officer
     Length of Service (Beginning Date):2011
     Principal Occupation(s) During Past 5 Years: Vice President, General Counsel, Secretary and Chief Compliance Officer,
     Weitz Funds; Vice President, General Counsel, Secretary and Chief Compliance Officer, Weitz Investment Management, Inc.

Bradley P. Hinton (Age: 55)
     Position(s) Held with Trust: Vice President Length of Service (Beginning Date): 2006
     Principal Occupation(s) During Past 5 Years: Vice President, Weitz Funds; Co-Chief Investment Officer, Portfolio
      Manager, Executive Vice President (February 2023 to Present), and Vice President (2006 to February 2023),
      Weitz Investment Management, Inc.

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

2023 Annual Report 79

INDEX DESCRIPTIONS

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg 1-3 Year U.S.	The Bloomberg 1-3 Year U.S. Aggregate Index is generally representative of the
Aggregate Index	market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.

Bloomberg 5-Year Municipal	The Bloomberg 5-Year Municipal Bond Index is a capitalization weighted bond
Bond Index	index generally representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.

Bloomberg U.S. Aggregate	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that
Bond Index	measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

ICE BofA U.S. 6-Month	The ICE BofA U.S. 6-Month Treasury Bill Index is generally representative of the
Treasury Bill Index	market for U.S. Treasury Bills.

Morningstar Moderately	The Morningstar Moderately Conservative Target Risk Index is an asset allocation
Conservative Target	index comprised of constituent Morningstar indices and reflects global equity
Risk Index	market exposure of 40% based on an asset allocation methodology derived by
Ibbotson Associates, a Morningstar company.

Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Russell 3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S.
companies representing approximately 98% of the investable U.S. equity market.

S&P 500® Index	The S&P 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

80 2023 Annual Report

GLOSSARY OF TERMS

30-Day SEC Yield	30-Day SEC Yield represents net investment income earned by a fund over a 30-
day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/
or expense reimbursements during the period. Without such fee waivers and/
or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect.

Average Coupon	Average coupon is the weighted average coupon rate of each bond in the portfolio.

Average Effective Duration	Average effective duration provides a measure of a fund's interest-rate sensitivity.
The longer a fund's duration, the more sensitive the fund is to shifts in interest rates.

Average Effective Maturity	Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds.

Commercial Real Estate	CRE CLOs are a type of asset-backed security backed by a pool of commercial
Collateralized Loan	loans.
Obligations

Effective Long	Effective Long is the sum of the portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises).

Effective Short	Effective Short is the sum of the portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).

Effective Net	Effective Net is the Effective Long minus the Effective Short.

Gross Expense Ratio	The gross expense ratio reflects the total annual operating expenses of a mutual fund, before any fee waivers or reimbursements.

Net Expense Ratio	The net expense ratio reflects the total annual operating expenses of a mutual fund after taking into account any fee waiver and/or expense reimbursement. The net expense ratio represents what investors are ultimately charged to be invested in a mutual fund.

Investment Grade Bonds	Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

Non-Investment Grade	Non-Investment Grade Bonds are those securities (commonly referred to as
Bonds	“high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

Market Capitalization	The market capitalization of a company represents the current stock-market value of a company's equity. It is calculated as the current share price times the number of shares outstanding as of the most recent quarter.

Middle Market CLOs	Middle Market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million.

2023 Annual Report 81

Portfolio Turnover	Portfolio turnover is a measure of how much buying and selling of securities a portfolio does during a particular period. A turnover of 100 percent means the portfolio has sold the equivalent of every security in its portfolio and replaced it with something else over a set period.

Yield to Maturity (YTM)	Yield to Maturity (YTM) is the total return anticipated on a bond portfolio if the bonds are held to maturity.

Yield to Worst (YTW)	Yield to Worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

82 2023 Annual Report

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2023 Annual Report 83

Board of Trustees

Lorraine Chang
Steven M. Hill
Alison M. Maloy
Elizabeth L. Sylvester
Dana E. Washington
Andrew (Drew) S. Weitz
Wallace R. Weitz
Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian

Citibank, N.A.

Officers

Wallace R. Weitz, President
Shar M. Bennett, Vice President & Assistant
Treasurer
James J. Boyne, Vice President & Treasurer
Thomas D. Carney, Vice President
John R. Detisch, Vice President, Secretary &
Chief Compliance Officer
Bradley P. Hinton, Vice President
Andrew S. Weitz, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

Ultimus Fund Solutions, LLC

NASDAQ symbols:

Balanced Fund
Investor Class - WBALX
Institutional Class - WBAIX
Core Plus Income Fund
Investor Class - WCPNX
Institutional Class - WCPBX
Nebraska Tax-Free Income Fund - WNTFX
Partners III Opportunity Fund
Investor Class - WPOIX
Institutional Class - WPOPX
Partners Value Fund
Investor Class - WPVLX
Institutional Class - WPVIX
Short Duration Income Fund
Investor Class - WSHNX
Institutional Class - WEFIX
Ultra Short Government Fund - SAFEX
Value Fund
Investor Class - WVALX
Institutional Class - WVAIX

Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.

5/30/2023

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).  During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.  The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee.  Alison Maloy is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $269,500 and $265,870 for the fiscal years ended March 31, 2023 and 2022, respectively.

(b)	Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $10,000 and $7,700 for the fiscal years ended March 31, 2023 and 2022, respectively. The fees, paid by Weitz Investment Management, Inc., the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing work relating to plan of reorganization transactions.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $50,320 and $46,592 for the fiscal years ended March 31, 2023 and 2022, respectively.

(d)	All Other Fees. Fees for all other services totaled $0 and $0 for the fiscal years ended March 31, 2023 and 2022, respectively.

(e)	(1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2)  No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2023 and 2022 was performed by full-time employees of the Registrant’s principal accountant.

(g)	The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $144,820 and $121,162 for the years ended March 31, 2023 and 2022, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Report to Shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Weitz Funds_______________________________

By (Signature and Title) ______/s/ Wallace R. Weitz____________________________________

Wallace R. Weitz, Principal Executive Officer

Date 5/24/23

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) _______/s/ Wallace R. Weitz_________________________________

Wallace R. Weitz, Principal Executive Officer

Date 5/24/23

By (Signature and Title) _______/s/ James J. Boyne_________________________________

James J. Boyne, Principal Financial Officer

Date 5/24/23